Registration No. 333-95845

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment  No.

☒    Post-Effective  Amendment No. 15

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 57

(Check appropriate box or boxes.)

C.M. MULTI-ACCOUNT A

(Exact Name of Registrant)

C.M. LIFE INSURANCE COMPANY

(Name of Depositor)

100 Bright Meadow Boulevard, Enfield, Connecticut 06082

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (860) 562-1000

John E. Deitelbaum

Senior Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2014 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

C.M. Life Insurance Company

C.M. Multi-Account A

MassMutual Artistry Variable Annuity

This prospectus describes the MassMutual Artistry individual or group deferred variable annuity contract offered by C.M. Life Insurance Company. The contract may not be available in all states. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include one fixed account option as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	Invesco V.I. Diversified Dividend Fund
•	Invesco V.I. Global Health Care Fund
•	Invesco V.I. Technology Fund

Fidelity® Variable Insurance Products Fund

•	Fidelity® VIP Contrafund® Portfolio

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML American Funds® Core Allocation Fund
•	MML American Funds® Growth Fund
•	MML American Funds® International Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Conservative Allocation Fund
•	MML Equity Income Fund
•	MML Equity Index Fund
•	MML Focused Equity Fund
•	MML Foreign Fund
•	MML Fundamental Growth Fund
•	MML Fundamental Value Fund
•	MML Global Fund
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Income & Growth Fund
•	MML International Equity Fund
•	MML Large Cap Growth Fund
•	MML Managed Volatility Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML PIMCO Total Return Fund
•	MML Small Cap Growth Equity Fund
•	MML Small/Mid Cap Value Fund
•	MML Small Company Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Equity Fund
•	MML High Yield Fund
•	MML Inflation-Protected and Income Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Short-Duration Bond Fund
•	MML Small Cap Equity Fund
•	MML Strategic Emerging Markets Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Capital Income Fund/VA*
•	Oppenheimer Discovery Mid Cap Growth Fund/VA
•	Oppenheimer Diversified Alternatives Fund/VA
•	Oppenheimer Global Fund/VA
•	Oppenheimer Global Strategic Income Fund/VA
•	Oppenheimer International Growth Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA**

PIMCO Variable Insurance Trust

•	PIMCO CommodityRealReturn® Strategy Portfolio

Voya Investors Trust

•	VY Clarion Global Real Estate Portfolio

*	Unavailable in contracts issued on or after 4/30/2012.
**	Unavailable in contracts issued on or after 1/19/2008.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2014. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 42 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

This prospectus is not an offer to sell the contract in any jurisdiction where it is illegal to offer the contract nor is it an offer to sell to anyone to whom it is illegal to offer the contract.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Effective May 1, 2014

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	17

Annuitant	8

Annuity Date	26

Annuity Options	28

Annuity Payments	27

Annuity Unit Value	27

Claims-Paying Ability	41

Contract Year	18

Free Withdrawals	25

Good Order	4

Income Phase	26

Purchase Payment	9

Qualified Contract	33

Separate Account	11

Service Center	4

Tax Deferral	5

Tax-Sheltered Annuity	34

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/secure/emailus. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Sending Requests in Good Order.  From time to time you may want to submit a request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. In addition to written requests, we may allow requests by facsimile, telephone or internet. Facsimile, telephone or internet transactions may not always be available. Facsimile, telephone and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between “you,” the owner, and “us,” C. M. Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. The contract is designed primarily for use in annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended. These plans are sometimes called “tax-sheltered annuities” or “TSAs.” Subject to state availability, this contract may also be sold to governmental entities pursuant to Code Section 457(b).

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is at least 30 days from when you purchase the contract. The contract, like all deferred annuity contracts, has two phases –  the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  The contract described in this prospectus is an individual or group deferred variable annuity. The contract provides for accumulation of contract value and annuity payments during the income phase, on a fixed and/or variable basis.

The Prospectus and the Contract.  The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including, but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  Through this contract, you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and one fixed account. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties and a contingent deferred sales charge may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Group Contracts.  We may issue the contract as an individual or group variable annuity contract. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and having it forwarded to us along with an initial payment.

The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of the certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Our Claims-Paying Ability.  Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses

	Current	Maximum
Transfer Fee	$0	The lesser of $20 or 2% of the amount transferred.

Loan Origination Fee	$0[1]	$35[1]

[1] Currently, we do not deduct a charge from your contract if you take a loan under your contract. However, we reserve the right to deduct a charge not to exceed $35 from your contract value as a loan origination fee should it become necessary for us to seek reimbursement for expenses related to the administration of contract loans.

Contingent Deferred Sales Charge
(as a percentage of amount withdrawn or applied to certain annuity options*)	8%[2]	8%[2]

* See Annuity Options E and F in “Income Phase – Annuity Options.”

2 Contingent Deferred Sales Charge Schedule

Contract Year	1	2	3	4	5	6	7	8	9	10 and later

Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$0	$60

Separate Account Annual Expenses (as a percentage of average account value in the separate account)

Mortality and Expense Risk Charge	1.03%	1.25%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.18%	1.50%

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the lowest and highest total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2013 (before any waivers or reimbursements). More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus. Current or future expenses may be higher or lower than those shown.

Charge	Lowest	Highest
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.39%	1.81%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2013 (before any waivers or reimbursements).

Investment Management Fees and Other Expenses

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.55%	0.09%	—	—		0.64%
Invesco V. I. Diversified Dividend Fund (Series I)	0.50%	0.22%	—	0.01%		0.73%	[1]
Invesco V. I. Global Health Care Fund (Series I)	0.75%	0.35%	—	0.01%		1.11%	[1]
Invesco V. I. Technology Fund (Series I)	0.75%	0.42%	—	—		1.17%
MML Aggressive Allocation Fund (Initial Class)	0.10%	0.09%	—	0.84%	[2]	1.03%
MML American Funds® Core Allocation Fund (Service Class I)	0.20%	0.27%	0.25%	0.38%	[2]	1.10%
MML American Funds® Growth Fund (Service Class I)[3]	0.48%	0.32%	0.25%	—		1.05%	[4]
MML American Funds® International Fund (Service Class I)[5]	0.64%	0.39%	0.25%	—		1.28%	[6]
MML Balanced Allocation Fund (Initial Class)	0.10%	0.03%	—	0.69%	[2]	0.82%
MML Blend Fund (Initial Class)	0.42%	0.04%	—	—		0.46%
MML Blue Chip Growth Fund (Initial Class)	0.75%	0.04%	—	—		0.79%
MML Conservative Allocation Fund (Initial Class)	0.10%	0.03%	—	0.66%	[2]	0.79%
MML Equity Fund (Initial Class)	0.41%	0.03%	—	—		0.44%
MML Equity Income Fund (Initial Class)	0.75%	0.03%	—	—		0.78%
MML Equity Index Fund (Class I)	0.10%	0.34%	—	—		0.44%
MML Focused Equity Fund (Service Class I)	0.75%	0.15%	0.25%	—		1.15%
MML Foreign Fund (Initial Class)	0.89%	0.08%	—	—		0.97%
MML Fundamental Growth Fund (Service Class I)	0.70%	0.16%	0.25%	—		1.11%	[7]
MML Fundamental Value Fund (Service Class I)	0.65%	0.14%	0.25%	—		1.04%
MML Global Fund (Class II)	0.60%	0.26%	—	—		0.86%	[8]
MML Growth & Income Fund (Initial Class)	0.50%	0.07%	—	—		0.57%
MML Growth Allocation Fund (Initial Class)	0.10%	0.02%	—	0.78%	[2]	0.90%
MML High Yield Fund (Service Class I)	0.60%	0.24%	0.25%	—		1.09%	[9]
MML Income & Growth Fund (Initial Class)	0.65%	0.05%	—	—		0.70%

Fund Name	Management Fee		Other Expenses		12b-1 Fees		Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
MML Inflation-Protected and Income Fund (Initial Class)	0.55%		0.22%		—		—		0.77%
MML International Equity Fund (Service Class I)	0.85%		0.47%		0.25%		—		1.57%	[10]
MML Large Cap Growth Fund (Initial Class)	0.65%		0.05%		—		—		0.70%
MML Managed Bond Fund (Initial Class)	0.39%		0.00%		—		—		0.39%
MML Managed Volatility Fund (Initial Class)	0.75%		0.12%		—		—		0.87%
MML Mid Cap Growth Fund (Initial Class)	0.77%		0.04%		—		—		0.81%
MML Mid Cap Value Fund (Initial Class)	0.84%		0.05%	[11]	—		—		0.89%
MML Moderate Allocation Fund (Initial Class)	0.10%		0.02%		—		0.73%	[2]	0.85%
MML Money Market Fund (Initial Class)	0.47%	[12]	0.04%		—		—		0.51%
MML PIMCO Total Return Fund (Service Class I)	0.50%		0.19%		0.25%		—		0.94%	[13]
MML Short-Duration Bond Fund (Service Class I)	0.40%		0.15%		0.25%		—		0.80%	[14]
MML Small Cap Equity Fund (Initial Class)	0.65%		0.07%		—		—		0.72%
MML Small Cap Growth Equity Fund (Initial Class)	1.03%		0.06%		—		0.03%	[2]	1.12%
MML Small Company Value Fund (Service Class I)	0.85%		0.31%		0.25%		0.03%	[2]	1.44%	[15]
MML Small/Mid Cap Value Fund (Initial Class)	0.75%		0.05%		—		—		0.80%
MML Strategic Emerging Markets Fund (Service Class I)	1.05%		0.51%		0.25%		—		1.81%	[16]
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.69%		0.12%		—		—		0.81%	[17]
Oppenheimer Capital Income Fund/VA (Non-Service)[18]	0.74%		0.15%		—		0.01%		0.90%	[19]
Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	0.71%		0.13%		—		—		0.84%	[20]
Oppenheimer Diversified Alternatives Fund/VA (Service)	1.08%		0.44%		0.23%		0.02%		1.77%	[21]
Oppenheimer Global Fund/VA (Non-Service)	0.63%		0.14%		—		—		0.77%	[22]
Oppenheimer Global Strategic Income Fund/VA (Non-Service)	0.57%	[23]	0.17%		—		—		0.74%	[24]
Oppenheimer International Growth Fund/VA (Non-Service)	0.95%		0.14%		—		—		1.09%	[25]
Oppenheimer Main Street Fund®/VA (Non-Service)	0.66%		0.12%		—		—		0.78%	[26]
Oppenheimer Money Fund/VA (Non-Service)[27]	0.45%		0.16%		—		—		0.61%	[28]
PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	0.74%		0.08%	[29]	0.25%		0.12%	[30]	1.19%	[31]
VY Clarion Global Real Estate Portfolio (Class S)[32]	0.80%		0.18%		0.25%	[33]	—		1.23%	[34]

1. Invesco Advisers, Inc. (“Invesco”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

2. Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

3 . Reflects the combined expenses of the Master Growth Fund and the Fund. The Fund has a management fee of 0.15%, Rule 12b-1 Fees of 0.25% and other expenses of 0.30%. The Master Growth Fund has a management fee of 0.33% and other expenses of 0.02%. For a description of the Master Growth Fund, please see the MML American Funds® Growth Fund's prospectus.

4. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Master Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund are currently at the cap.

5 . Reflects the combined expenses of the Master International Fund and the Fund. The Fund has a management fee of 0.15%, Rule 12b-1 Fees of 0.25% and other expenses of 0.34%. The Master International Fund has a management fee of 0.49% and other expenses of 0.05%. For a description of the Master International Fund, please see the MML American Funds® International Fund's prospectus.

6. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Master Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.24%.

7. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.10%.

8. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.80%.

9. MML Advisers has contractually agreed to (i) waive 0.10% of its management fees for the Fund through April 30, 2015, and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund do not reflect this waiver and cap. If this table did reflect the waiver and cap, the Total Annual Fund Operating Expenses would be 0.94%.

10. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.25%. Other Expenses are based on estimated amounts for the current fiscal year of the Fund.

11. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

12. MML Advisers has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund's Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

13. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.90%.

14. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund are currently at the cap.

15. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.40%.

16. MML Advisers has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2015. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.65%.

17. The Manager has contractually agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.

18. This fund is unavailable in contracts/certificates issued on or after April 30, 2012.

19. The Manager has contractually agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.67% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.

20. The Manager has contractually agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.

21. The Manager has voluntarily agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.45% for Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in funds managed by OppenheimerFunds, Inc. or its affiliates. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary (The Subsidiary is described in the Fund's prospectus). The waiver will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees.

22. The Manager has contractually agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.

23. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary (The Subsidiary is described in the Fund's prospectus.). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund's Board of Trustees.

24. The Manager has voluntarily agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds.

25. The Manager has contractually agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.

26. The Manager has contractually agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.

27. This fund is unavailable in contracts/certificates issued on or after January 19, 2008.

28. The manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager has contractually agreed to limit the Fund's expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%.

29. Other Expenses reflect interest expense and is based on the amount incurred during the Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

30. PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

31. Total Annual Portfolio Operating Expenses excluding interest expense are 1.11%. Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense are 0.99%.

32. Formerly known as ING Clarion Global Real Estate Portfolio.

33. Although this fee appears in the 12b-1 fee column of the table, the Fund defines this fee as a “Distribution and/or Shareholder Services (12b-1) Fee.”

34. The Adviser is contractually obligated to limit expenses to 1.15% through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the Adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. In addition, the Adviser is contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2015. The management fee waiver will only renew if the Adviser elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples assume that no loan has been taken.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$1,093	$1,758	$2,342	$3,850	$362	$1,100	$1,859	$3,850
Sub-account with lowest total operating expenses	$962	$1,364	$1,680	$2,496	$220	$678	$1,162	$2,496

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$1,035	$1,585	$2,054	$3,275	$299	$915	$1,556	$3,275
Sub-account with lowest total operating expenses	$904	$1,187	$1,375	$1,836	$157	$487	$841	$1,836

The examples using current expenses do not reflect an annual contract maintenance charge. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.31%.

The examples do not reflect any premium taxes.    However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with the sale of the contracts in “Other Information – Distribution.”

The Company

In this prospectus, “we,” “us,” “our” and “the Company” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities and retirement products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner must be an individual, unless the contract is issued under Code Section 457(b), in which case the owner must be a non-natural entity. We will not issue a contract to you if you have passed age 85 as of the date we proposed to issue the contract. The maximum issue age for the contract and certain of its riders may be reduced in connection with the offer of the contract through certain broker-dealers. You should discuss this with your registered representative.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

If you purchased the contract as a tax-qualified contract, your rights in the contract may be subject to restrictions under the plan documents.

Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs and IRAs, an individual cannot be the owner of a contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 85 as of the date we proposed to issue the contract. In order for the contract to qualify as a tax-sheltered annuity or an individual retirement annuity, you must be named as owner and annuitant. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. You may change the beneficiary at any time before you die. To change the irrevocable beneficiary, we must receive written authorization on our form in good order at our Service Center from the irrevocable beneficiary.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Purchasing a Contract

Purchase Payments

The minimum amount we accept for an initial purchase payment is:

•	$200 by the first contract anniversary date, for a contract purchased with salary reduction payments; or

•	$2,000 for a contract purchased through a direct asset transfer from another financial institution or one of our affiliates or through non-salary reduction payments.

Additional purchase payments can be made to this contract. However, additional purchase payments of less than $25 are subject to our approval.

For contracts issued on or after May 1, 2010, the maximum amount of cumulative purchase payments we accept without our prior approval is $1.5 million.

For contracts issued prior to May 1, 2010, the maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural person.

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

You may give your complete application to your registered representative. Purchase payments can be made:

•	by mailing a check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Artistry

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Artistry

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

C.M. Life Insurance Co. Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Delay of Application.  Our receipt of your application may be delayed due to circumstances outside of our control (for example, delays due to failure of the selling broker-dealer or sales agent to forward the application to us promptly or due to delays in determining whether the contract is suitable for you). Any such delays will affect when we can issue your contract and when your initial purchase payment will be allocated among your investment choices.

Allocation of Purchase Payments

When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record. Unless we are instructed otherwise, we will apply purchase payments made by your employer in accordance with your purchase payment allocation instructions in effect at the time we receive your employer’s purchase payment.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed account) at any one time in the event administrative burdens require such a limitation.

Once we receive your initial purchase payment and the necessary information at our Service Center or lockbox, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we receive all of the necessary information.

If additional purchase payments are made to your contract, we will credit these amounts to your contract on the business day we receive them and all necessary information in good order at our Service Center or lockbox. If we receive your purchase payment at our Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the replaced policy or contract, and there may be a new surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. Unless your state has other requirements, you will receive back your contract value as of the business day we receive your contract and your written request in good order at our Service Center, and your contract will be terminated.

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. Through the contract we offer a number of investment choices, but we do not recommend or endorse any particular investment choice and we do not provide investment advice. Because investment risk is borne by you, carefully consider your investment choice elections.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established C.M. Multi-Account A (the separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the separate account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate account.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

Subject to state availability, the contract offers the following funds. We may add, remove, close or substitute funds.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML American Funds® Core Allocation Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML Money Market Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Money Fund/VA (Non-Service) *, [2]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Fixed Income
	MML High Yield Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML PIMCO Total Return Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Pacific Investment Management Company LLC
	MML Short-Duration Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Capital Income Fund/VA (Non-Service) **	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.
	MML Equity Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Income & Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	MML Focused Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Growth & Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML American Funds® Growth Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Growth Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Large Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Rainier Investment Management, LLC
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small Company Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MML Mid Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML American Funds® International Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Foreign Fund (Initial Class)[3]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	MML International Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	Oppenheimer Diversified Alternatives Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Advisers: OppenheimerFunds, Inc. / Cornerstone Real Estate Advisers LLC / OFI SteelPath, Inc.
	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A
	VY Clarion Global Real Estate Portfolio (Class S)[4]	Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC

*	Unavailable in contracts issued on or after January 19, 2008.
**	Unavailable in contracts issued on or after April 30, 2012.
1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this Fund could be negative.
2	An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this Fund could be negative.
3	Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.
4	Formerly known as ING Clarion Global Real Estate Portfolio.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund

•	MML American Funds Core Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

Feeder Funds

The MML American Funds Growth Fund and MML American Funds International Fund are known as “feeder” funds as they do not buy investment securities directly, but instead invest in shares of a corresponding American Funds “master” fund, which in turn purchases investment securities. A fund offered in a master-feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the MML Series Investment Fund prospectus for information about these “feeder” funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Account

In most states, we offer one fixed account, as an investment option.

Purchase payments allocated to the fixed account and transfers to the fixed account become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account or the general account. Disclosures regarding the fixed account or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

You may allocate purchase payments to the fixed account. You can also make transfers of your contract value into the fixed account. You do not participate in the investment performance of the assets in the fixed account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Equity Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Equity Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Equity Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request in good order at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or the fixed account. You can make a transfer to or from the fixed account and to or from any fund.

Currently, you can transfer contract value during the accumulation phase without charge. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the contract. We also reserve the right to limit the number of transfers that you can make as provided by the contract.

The following rules apply to any transfer during the accumulation phase:

1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of $500. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to require that $500 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

3)	If your contract value in the fixed account is $500 or less at the time of your transfer, then you may transfer the entire amount out of the fixed account, less the amount of any outstanding contract loan.

If your contract value in the fixed account is more than $500, then during any contract year we limit transfers out of the fixed account to 30% of your contract value in the fixed account as of the end of the previous contract year. However, if you transfer 30% of your contract value in the fixed account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in the fixed account, provided that you have not applied payments or transferred contract value into the fixed account from the time the first annual transfer was made. For purposes of this restriction, your contract value in the fixed account does not include the amount of any outstanding loan. You may not transfer contract value out of the loaned portion of the fixed account. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of the fixed account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

4)	We consider The Fixed Account and a money market fund to be “competing accounts.” Transfers between competing accounts are not allowed. For a period of ninety days following a transfer out of a competing account, no transfers may be made into the other competing account. In addition, for a period of ninety days following a transfer into a competing account, no transfers may be made out of the other competing account.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year. We do not currently deduct a transfer fee, however, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year.

You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $500 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $500 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Dollar Cost Averaging Program;

2)	Automatic Rebalancing Program; and

3)	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract.

•	You may only participate in one of these programs at any one time.

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year.

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value in the source fund to make the transfer; or

•	if we receive from you, in good order, a written request or request over the telephone to terminate the program at our Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in the fixed account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in the non-loaned portion of the fixed account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. If you withdraw your full contract value, the contract terminates and does not provide a death benefit.

We will take any partial withdrawal proportionally from your contract value in the funds and the non-loaned portion of the fixed account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or the non-loaned portion of the fixed account, if less. We require that after you make a partial withdrawal you keep at least $600 in your contract unless your withdrawal is a minimum required distribution. We have reserved the right to treat a request for a partial withdrawal that would result in contract value of less than $600 as a request for a total withdrawal of contract value. Partial withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less the amount attributable to any outstanding loan, if any; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit in good order to our Service Center, our partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means.  You may request certain partial and full withdrawals by other means such as telephone, facsimile or internet. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, in good order, at our Service Center: a) our partial surrender or surrender form; and b) if applicable, a “letter of acceptance.” If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone, facsimile or internet requests, your withdrawal is effective on the business day we receive your communication in good order. For communications received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP, but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or the fixed account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program any time before or on the next withdrawal date.

Right to Take Loans

In some states, if your contract is a tax-sheltered annuity, you may be able to take a loan under your contract. However, if the contract is a governmental 457(b) deferred compensation contract or an individual retirement annuity, you may not take a loan under the contract. Any permissible loans must conform to the requirements of the Internal Revenue Code and your specific plan. You must request a loan by mailing or faxing all required forms in good order to our Service Center. Loan proceeds generally are mailed within ten business days of the loan being approved.

You are required to repay your loan according to the loan repayment schedule you elect when you request a loan. Loan repayments (including interest due) must be sent to our Service Center and are credited as of the business day received. Loan repayments are due quarterly; however, you may make additional repayments. The first repayment will be due three months after the loan was issued. Any repayment will be applied first to the interest accrued to the date your repayment is received, and then to the loan principal. Loan repayments made in addition to regularly scheduled quarterly repayments will be applied to loan principal only and will not change the due dates or amounts of subsequent quarterly payments, but will shorten the term of the loan.

If you request a loan, we will deduct your requested loan amount from your investment choice(s) in proportion to the non-loaned value of each on the date of your loan request. As long as your loan is outstanding, a portion of your contract value equal to the loan amount is held in the loaned portion of the fixed account. On each contract anniversary while a loan is outstanding, an amount of contract value equal to any due and unpaid loan interest is also transferred to the loaned portion of the fixed account. Upon each loan repayment, we will transfer value equal to the repayment amount from the loaned portion of the fixed account to your investment choice(s) based upon your current purchase payment allocation.

We charge interest daily on any outstanding loan at an effective annual interest rate. Interest is due and payable quarterly (based on the date the loan was taken). We also credit interest on the loan amount held in the loaned portion of the fixed account. The difference between the rate of interest we charge on the loan amount and the rate we credit on the loan amount is the net cost of the loan, which will not exceed 4%.

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

Amounts held in the fixed account equal to the amount of any outstanding loan are not available for withdrawal or transfer. If you do not repay the loan, we will deduct the loan amount from your withdrawal or death benefit.

You may not begin receiving annuity payments if you have an outstanding loan balance.

The maximum number of loans we permit you to take at any one time is three. However, you may not take more than two loans in any calendar year.

Currently, we do not deduct a charge from your contract if you take a loan under your contract. However, we reserve the right to deduct a charge not to exceed $35 from your contract value as a loan origination fee should it become necessary for us to seek reimbursement for expenses related to the administration of contract loans.

A loan, whether or not repaid, may have a permanent effect on the death benefit and contract value because the investment results of the funds and current interest rates credited to the non-loaned portion of the fixed account do not apply to amounts held in the loaned portion of the fixed account. Depending on the investment results of the funds or credited interest rates for the non-loaned portion of the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: 1) the mortality and expense risk charge and 2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.03% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We may increase this charge at any time while you own the contract, but the charge will never exceed 1.25%.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

Currently, we do not deduct an annual contract maintenance charge from your contract. However, we reserve the right to deduct an amount not to exceed $60 from your contract at the end of each contract year as an annual maintenance contract charge should it become necessary for us to seek reimbursement for expenses relating to the issuance and maintenance of the contract.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. Additionally, we may assess a contingent deferred sales charge on amounts applied to Annuity Option E or F. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.

The amount of the charge depends on: 1) the amount you withdraw or apply to Annuity Option E or F; and 2) the length of time between when we issued your contract and when you make a withdrawal or apply your contract value to Annuity Option E or F. The contingent deferred sales charge is assessed as follows:

Contract Year of Withdrawal or Annuity Date*	Charge
1st Year	8%
2nd Year	8%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year	2%
9th Year	1%
10th Year and thereafter	0%

* See Annuity Options E and F in “Income Phase – Annuity Options.”

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including individual retirement annuities. We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When you apply your contract value to an annuity option (except as described under Annuity Options E and F).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are 59 1⁄2 or older, and you apply your entire contract value:

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your contract value as of the beginning of the contract year reduced by any free withdrawal amount previously taken during the contract year. Beginning in your second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year reduced by any free withdrawal amount previously taken during the contract year. You may take the 10% in multiple withdrawals each contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

Currently, you can make an unlimited number of transfers every calendar year during the accumulation phase without charge. During the income phase, we allow 6 transfers and they currently are not subject to a transfer fee. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the contract.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses may also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. We may base annuity payments on the age and sex of the annuitant(s) under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You may choose your annuity date when you purchase your contract. After you purchase your contract you can request an earlier annuity date by notifying us in writing at least 30 days before the annuity date. You can request that we delay your annuity date by notifying us in writing or by telephone any time before or on the annuity date.

Annuity payments must begin by the earlier of:

1)	the 90th birthday of the annuitant; or

2)	the latest date permitted under state law.

Upon written request we will defer the annuity date up to the 100th birthday.

Electing an Annuity Option.  On the annuity date, we must have written instructions in good order at our Service Center regarding your annuity option choice including whether you want fixed and/or variable payments.

If on the annuity date we do not have your instructions, we will assume you elected Option B with 10 years of payments guaranteed. We will use contract value in the funds to provide a variable portion of each annuity payment and contract value in the fixed account, if any, to provide a fixed portion of each annuity payment. If your contract was issued in conjunction with an ERISA plan, we may default you to a different annuity option in order to comply with ERISA requirements.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the calendar year after you reach age 70 1⁄2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the calendar year following the later of: the year you reach age 70 1⁄2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Options E and F only); and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds you elect. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Options E and F only); and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the income phase.

During the income phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain annuity options; or you elect an annuity option with reduced payments to the survivor and those payments to the survivor commence. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Options E and F.

Limitations on Annuity Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on which annuity option you may elect. Furthermore, if your contract is issued under an ERISA plan, and you are married when your contract enters the income phase, your ability to elect certain annuity options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2⁄3 Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  Payments will continue during the lifetime of the surviving annuitant and will be computed on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option:  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Annuity Option F – Special Income Settlement Agreement (variable and/or fixed payments)

Number of Annuitants:  Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period:  Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option:  If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death Of Contract Owner During the Accumulation Phase.  If you die during the accumulation phase, we will pay a death benefit to your primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary.

Your beneficiary may request that the death benefit be paid under one of the death benefit options.

Death Benefit Amount During the Accumulation Phase.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. Before the date you (or the annuitant, if the owner is a non-natural person) reach age 80, the death benefit during the accumulation phase will be the greater of:

1)	your contract value, less the amount attributable to any outstanding loan; or

2)	your purchase payments, adjusted for any withdrawals, less the amount attributable to any outstanding loan, and less any applicable charges.

For contracts issued before October 1, 2003 or in states where the post October 1, 2003 contract was still subject to state approval and implementation the words “adjusted for any withdrawals” are replaced with the words “less any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you (or the annuitant, if the owner is a non-natural person) reach age 80, the death benefit during the accumulation phase is your contract value, less the amount attributable to any outstanding loan, as of the business day we receive, in good order, proof of death at our Service Center and election by the beneficiary to receive the death benefit payment under one of the death benefit options provided by the contract.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Adjusted for Any Withdrawals or Less Any Withdrawals.  In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals.  If you take a withdrawal, we adjust your death benefit by using the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Less Any Withdrawals.  If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

Death Benefit Options During the Accumulation Phase.  The availability of certain death benefit options may be limited in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit within 5 years of the date of death; or

Option 2 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death.

Options for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1 and 2 above, a spouse who is the sole primary beneficiary has the following options, based on contract type:

Tax-Sheltered Annuity.  If your contract is a tax-sheltered annuity and your spouse is the sole primary beneficiary, then the surviving spouse may elect to roll-over a lump sum payment of the death benefit into an eligible retirement plan. If the owner was under 70 at the time of death, the spouse may be able to defer the timing of any required distributions under the contract. You should consult your own tax adviser about your own circumstances.

Individual Retirement Annuity.  If your contract is an individual retirement annuity and your spouse is the sole primary beneficiary, then the surviving spouse may elect: i) to roll-over the death benefit to an eligible retirement plan, or ii) to continue the contract as an IRA in his or her own name at the death benefit amount payable and exercise all of the contract owner’s rights under the contract. The then current contract value may be less than the death benefit. If at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued. An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 calendar days after we receive proof of death and election of the payment method in good order at our Service Center unless we are required to suspend or delay payment.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA. Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under Internal Revenue Code Section 72(s) or 401(a)(9). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary (ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

1)	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

2)	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.

3)	For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

4)	If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

5)	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

6)	Joint ownership of a Beneficiary IRA is not allowed.

7)	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

8)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until April 1st of the year following the year the original owner would have attained age 70 ½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70 ½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

9)	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

10)	Additional contributions cannot be applied to the Beneficiary IRA.

11)	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table. The annuitant may not be changed on a Beneficiary IRA.

12)	Additional rules may apply. Please consult your registered representative for further information.

13)	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase.  If you die during the income phase, the primary beneficiary becomes the contract owner. Additionally, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant During the Accumulation Phase or the Income Phase.  If the owner is a non-natural entity, and the annuitant dies, we will treat the death of the annuitant as the death of the contract owner. If the annuitant dies during the income phase, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of the annuitant’s death.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (Code). For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs - usually retirement - and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

Code Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS has applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Recently the IRS has stated in Announcement 2014-15 that it intends to follow a Tax Court opinion that held that the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA within 1 year. In the Announcement the IRS also states that they will issue proposed regulations to effect this change but they will not apply this interpretation to any rollover that involves an IRA distribution that occurs before January 1, 2015. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment.

Individual Retirement Annuities.  Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2014, IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities.  Code Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of i) $52,000 or ii) 100% of includible compensation (a maximum of $260,000 of includible compensation may be considered). An employee’s elective salary reduction contributions are limited to $17,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans.  Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Code Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to a Code Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. Code Section 457(b) deferrals are limited to the lesser of i) $17,500 or ii) 100% of includible compensation. In addition, certain catch-up contributions may be made by eligible participants age 50 or over, and those within three years of normal retirement age under the plan. The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under Code Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1⁄2;

2)	distributions made after your death;

3)	distributions made that are attributable to the employee being disabled as defined in the Code;

4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

6)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

9)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

10)	certain qualified reservist distributions;

11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is i) any addition to the account balance other than gains or losses, ii) any non-taxable transfer of a portion of the account balance to another retirement plan, or iii) a rollover by the individual of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1⁄2;

2)	has a severance from employment;

3)	dies;

4)	becomes disabled, as that term is defined in the Code; or

5)	the TSA plan terminates (starting 1/1/2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Texas Optional Retirement Program.  No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1⁄2.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.  Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1⁄2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus related to qualified contracts contain more detailed information regarding these rules.

Required Minimum Distribution for Qualified Contracts. For qualified contracts, distributions generally must begin no later than April 1st of the calendar year following the later of a) the calendar year in which you attain age 70 1⁄2 or b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to a) a series of substantially equal payments made at least annually for i) the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or ii) for a specified period of 10 years or more; b) distributions which are required minimum distributions; or c) hardship distributions from a 401(k) plan or a tax-sheltered annuity. You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the Code may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. individual taxpayer identification number. If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, U.S. withholding may occur with respect to certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates under the Foreign Account Tax Compliance Act effective 7/01/2014.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union, or domestic partnership as spouses for purposes of state law. Where same-sex marriages are recognized by state law, they are also recognized under federal law. The Department of Treasury and Internal Revenue Service have recently determined that spousal tax benefits will be determined based on the law of the state in which the marriage was celebrated (irrespective of the state of residence). However, some uncertainty remains regarding the treatment of same-sex spouses. Same-sex marriage is not recognized under the law of every state, and state tax treatment may differ from federal. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Terminal Illness Benefit

In most states, you may elect a Terminal Illness Benefit. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. The Terminal Illness Benefit will equal the death benefit amount we would have calculated as of the business day we receive your request in good order at our Service Center.

We will not apply a contingent deferred sales charge with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Distribution

The contracts are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD. For the contracts described in this prospectus, prior to April 1, 2014, MML Distributors, LLC (MML Distributors), also a subsidiary of MassMutual, served as principal underwriter for contracts sold by registered representatives of other broker-dealers with whom it had entered into distribution agreements (Distribution Agreements). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these contracts.

Both MMLIS and MSD are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts. We also pay expense allowances in connection with the sales of the contracts. The total compensation paid for the sale of the contract, including commissions and cash payments, may range up to 8.5% of purchase payments made to a contract and/or up to 2.4% of contract value annually.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers.  We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Assignment

If your contract is issued as a 403(b) tax-sheltered annuity or an individual retirement annuity, you cannot assign the contract. If your contract is issued pursuant to a qualified plan other than an individual retirement annuity, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. In certain states, you cannot assign the contract without our approval. We will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

We must receive written notice, in good order, of the assignment, for any assignment we allow to be binding on us. We are not responsible for the validity of an assignment.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on contract owners, beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone transfers from the funds or payments from the funds for withdrawals or death benefits during any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the fixed account or payment of loan proceeds from the fixed account for the period permitted by law but not for more than six months.

If, pursuant to the Securities and Exchange Commission’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events: 1) the date of the last annuity payment; 2) the date payment is made of the entire contract value; 3) the date of the last payment upon death to the last beneficiary; or 4) the date your contract is returned under the right to examine contract provision.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to make payments under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Account.  Contract value you allocate to the funds is maintained in our separate account. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Account.”

Obligations of Our General Account.  Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account.

Because of exemptive and exclusionary provisions, the general account, unlike the separate account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act and the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the general account. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the separate account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the separate account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the separate account, or the ability of the Company to meet its obligations under the contracts.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of the Statement of Additional Information is as follows:

1)	Assignment of Contract

2)	Distribution and Administration

3)	Purchase of Securities Being Offered

4)	Accumulation Units and Unit Value

5)	Transfers During the Income Phase

6)	Payment of Death Benefit

7)	Annuity Payments

8)	Experts

9)	Financial Statements

To obtain a free copy of the Statement of Additional Information, return this request form to the address shown below or call our Service Center at (800) 272-2216.

To:	MassMutual Financial Group

Document Management Services – Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual Artistry (AN6103SAI).

Name

Address

City	State	Zip

Telephone

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Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
Calvert Social Balanced	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 9.65	$ 9.24	$ 8.84	(a)
Fidelity VIP Contrafund	19.56	15.08	13.11	13.60	11.74	8.76	15.41	13.26	12.01	10.39	8.27	(a)
Fidelity VIP Growth Opportunities	—	—	—	—	—	—	—	—	8.02	7.45	7.64	(a)
ING Clarion Global Real Estate(o)	12.85	12.54	10.10	10.79	9.41	7.14	10.12	12.24	—	—	10.00	(c)
Invesco V.I. Diversified Dividend	8.42	6.50	5.54	5.73	5.25	4.17	10.41	13.54	11.77	11.24	10.39	(a)
Invesco V.I. Global Health Care	18.31	13.18	11.03	10.74	10.32	8.18	11.59	10.49	10.08	9.44	9.52	(a)
Invesco V.I. Technology	4.04	3.27	2.97	3.17	2.64	1.70	3.10	2.91	2.66	2.64	4.26	(a)
Janus Aspen Balanced	—	—	—	—	—	—	—	—	10.70	10.03	9.14	(a)
MFS Investors Trust	—	—	—	—	—	—	—	—	8.73	8.23	8.52	(a)
MFS New Discovery	—	—	—	—	—	—	—	—	14.00	13.46	10.00	(b)
MML Aggressive Allocation	14.44	11.47	10.03	10.34	9.01	6.80	—	—	—	—	10.00	(e)
MML Asset Allocation	—	—	13.36	13.30	11.95	10.33	15.00	15.01	13.41	12.43	10.00	(b)
MML Balanced Allocation	13.42	11.86	10.68	10.62	9.53	7.81	—	—	—	—	10.00	(e)
MML Blend	16.52	13.89	12.48	12.05	10.84	9.10	11.91	11.38	10.30	9.96	9.22	(a)
MML Blue Chip Growth	24.40	17.47	14.94	14.91	12.99	9.23	16.24	14.58	13.48	12.87	10.00	(b)
MML China(k)	16.62	15.11	12.21	15.28	14.80	—	—	—	—	—	10.00	(f)
MML Concentrated Growth	—	—	6.09	6.21	5.51	3.90	9.82	8.63	8.25	7.39	7.08	(a)
MML Conservative Allocation	13.37	12.15	11.04	10.89	9.85	8.22	—	—	—	—	10.00	(e)
MML Core Allocation	16.71	14.30	12.95	13.13	12.17	—	—	—	—	—	10.00	(f)
MML Emerging Growth	—	—	4.95	5.36	4.32	3.90	6.80	5.84	5.61	5.62	6.76	(a)
MML Enhanced Index Core Equity	—	—	14.21	14.01	12.42	10.13	16.34	15.84	13.80	13.23	10.00	(b)
MML Equity	14.75	11.20	9.76	10.26	9.05	7.01	12.14	11.81	10.12	9.93	9.38	(a)
MML Equity Income	22.19	17.28	14.91	15.20	13.38	10.82	17.05	16.73	14.22	13.85	10.00	(b)
MML Equity Index	12.88	9.89	8.66	8.62	7.62	6.11	9.85	9.48	8.32	8.06	8.13	(a)
MML Focused Equity	14.04	10.32	—	—	—	—	—	—	—	—	10.00	(m)
MML Foreign	14.09	11.80	10.03	11.27	10.89	8.52	14.64	13.05	10.69	9.82	8.72	(a)
MML Fundamental Growth	12.61	9.67	—	—	—	—	—	—	—	—	10.00	(m)
MML Fundamental Value	13.20	10.23	—	—	—	—	—	—	—	—	10.00	(m)
MML Global	8.40	6.63	5.42	5.72	5.13	3.93	7.01	6.84	6.16	5.89	7.07	(a)
MML Growth	21.05	16.44	14.17	15.05	12.89	—	—	—	—	—	10.00	(f)
MML Growth & Income	18.94	14.46	12.24	12.62	11.46	9.08	15.34	15.58	14.32	13.69	10.00	(b)

Sub-Account	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
MML Growth Allocation	$14.07	$11.61	$10.26	$10.43	$ 9.18	$ 7.17	$ —	$ —	$ —	$ —	$10.00	(e)
MML High Yield	13.96	12.77	11.09	10.61	—	—	—	—	—	—	10.00	(j)
MML Income & Growth	12.73	10.34	9.34	8.95	8.11	6.95	10.78	10.99	9.50	9.19	8.53	(a)
MML Inflation-Protected and Income	13.57	15.04	14.24	12.69	12.05	10.97	11.61	10.93	10.95	10.90	10.00	(b)
MML International	16.85	14.08	12.14	14.34	13.58	—	—	—	—	—	10.00	(f)
MML Large Cap Growth	9.68	7.33	6.41	6.73	5.73	4.40	7.53	6.71	6.47	6.20	7.41	(a)
MML Managed Bond	17.75	18.26	17.47	16.47	15.58	14.31	14.14	13.36	12.98	12.83	10.74	(a)
MML Managed Volatility	13.41	11.51	10.29	10.84	9.76	7.56	12.60	12.24	10.84	10.03	9.03	(a)
MML Mid Cap Growth	25.99	19.24	17.11	17.53	13.85	9.64	16.32	14.12	13.39	11.81	9.56	(a)
MML Mid Cap Value	30.81	23.90	20.72	21.10	17.78	13.81	18.50	19.17	16.60	15.99	12.29	(a)
MML Moderate Allocation	13.77	11.85	10.59	10.61	9.46	7.61	—	—	—	—	10.00	(e)
MML Money Market	9.50	9.62	9.73	9.85	9.96	10.07	—	—	—	—	10.00	(e)
MML NASDAQ-100®	—	—	5.19	5.09	4.31	2.83	4.93	4.20	3.98	3.98	4.72	(a)
MML Oppenheimer Small Company Opportunities(g)	—	—	—	—	9.99	10.98	18.39	20.03	17.55	16.01	10.00	(b)
MML Short-Duration Bond	10.54	10.58	10.42	10.20	—	—	—	—	—	—	10.00	(j)
MML Small Cap Equity	22.51	16.15	13.80	14.28	11.71	8.68	14.21	14.56	13.33	13.52	10.51	(a)
MML Small Cap Growth Equity	17.43	11.88	10.60	11.32	9.36	6.85	11.27	10.40	9.65	8.75	8.03	(a)
MML Small Cap Index	—	—	14.85	14.94	12.04	9.76	14.39	14.64	12.86	12.48	9.89	(a)
MML Small Company Value	22.06	17.00	14.96	15.37	12.90	—	—	—	—	—	10.00	(f)
MML Small/Mid Cap Value	26.32	19.28	16.38	17.92	14.30	10.14	16.63	20.61	17.40	16.18	10.00	(b)
MML Strategic Emerging Markets	14.01	15.20	13.27	17.32	15.01	—	—	—	—	—	10.00	(f)
MML T. Rowe Price Growth Equity(h)	—	—	—	—	3.75	3.44	6.07	5.89	5.84	5.69	7.07	(a)
MML Total Return	10.11	10.42	—	—	—	—	—	—	—	—	10.00	(m)
Oppenheimer Capital Appreciation	10.98	8.57	7.59	7.77	7.19	5.03	9.35	8.29	7.77	7.48	8.28	(a)
Oppenheimer Capital Income(l)	12.46	11.14	10.03	10.08	9.03	7.50	13.42	13.09	11.91	11.60	10.11	(a)
Oppenheimer Discovery Mid Cap Growth	7.30	5.44	4.72	4.73	3.75	2.86	5.69	5.41	8.74	8.34	8.08	(a)
Oppenheimer Global	18.38	14.61	12.19	13.45	11.74	8.50	14.37	13.68	11.76	10.41	8.52	(a)
Oppenheimer Global Strategic Income	19.99	20.25	18.05	18.11	15.94	13.57	16.01	14.77	13.90	13.70	10.00	(a)
Oppenheimer High Income(i),(n)	—	—	3.79	3.93	3.46	2.79	13.26	13.43	12.42	12.28	9.71	(a)
Oppenheimer International Growth	15.34	12.33	10.21	11.13	9.81	7.13	12.58	11.30	8.74	7.76	7.53	(a)
Oppenheimer Main Street	13.47	10.35	8.96	9.06	7.90	6.23	10.25	9.93	5.32	4.79	4.88	(a)
Oppenheimer Money(d)	10.93	11.06	11.19	11.32	11.45	11.55	11.37	10.96	10.59	10.42	10.37	(a)
Panorama Growth	—	—	8.97	9.05	7.93	6.21	10.20	9.85	8.69	8.26	8.03	(a)
Panorama Total Return	—	—	9.13	9.22	7.99	6.75	11.14	10.65	9.65	9.32	8.89	(a)
PIMCO CommodityRealReturn Strategy	8.74	10.37	9.99	10.93	8.90	6.36	11.46	9.42	—	—	10.00	(c)
Scudder VIT EAFE Equity Index	—	—	—	—	—	—	—	—	—	8.17	7.60	(a)

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
Calvert Social Balanced(a)	—	—	—	—	—	—	—	—	253,858	210,859
Fidelity VIP Contrafund(a)	1,871,160	1,941,274	2,010,385	2,064,791	2,130,943	2,105,200	2,086,576	1,931,498	1,569,584	1,237,584
Fidelity VIP Growth Opportunities(a)	—	—	—	—	—	—	—	—	151,482	150,793
ING Clarion Global Real Estate(c),(o)	97,161	89,120	80,963	77,711	66,532	64,769	59,184	45,035	—	—
Invesco V.I. Diversified Dividend(a)	89,570	89,738	85,759	93,005	99,678	87,308	68,947	67,525	69,001	68,772
Invesco V.I. Global Health Care(a)	216,658	219,636	223,655	236,033	255,598	277,493	276,740	276,063	263,649	262,115
Invesco V.I. Technology(a)	341,757	326,744	323,053	382,753	390,293	314,341	323,300	333,021	322,864	297,431
Janus Aspen Balanced(a)	—	—	—	—	—	—	—	—	807,083	787,864
MFS Investors Trust(a)	—	—	—	—	—	—	—	—	106,432	104,480
MFS New Discovery(b)	—	—	—	—	—	—	—	—	20,262	14,770
MML Aggressive Allocation(e)	900,063	809,161	641,932	524,855	319,136	166,422	—	—	—	—
MML Asset Allocation(b)	—	—	1,076,773	1,171,334	1,241,236	1,283,483	1,378,058	1,259,694	785,775	527,511
MML Balanced Allocation(e)	1,023,331	824,977	698,067	565,630	335,882	87,873	—	—	—	—
MML Blend(a)	1,649,929	1,798,741	1,752,203	1,923,619	2,135,626	2,357,731	2,642,771	2,963,747	2,387,250	2,495,247
MML Blue Chip Growth(b)	352,631	350,012	315,332	314,731	300,054	216,986	189,241	157,255	113,006	63,932
MML China(f),(k)	16,946	19,576	22,292	17,868	11,936	—	—	—	—	—
MML Concentrated Growth(a)	—	—	567,048	631,626	674,196	655,938	601,097	544,453	494,998	425,312
MML Conservative Allocation(e)	865,262	755,487	540,103	398,667	230,072	28,999	—	—	—	—
MML Core Allocation(f)	269,238	217,914	176,904	115,156	43,140	—	—	—	—	—
MML Emerging Growth(a)	—	—	177,358	194,044	183,858	187,616	174,541	149,450	112,267	98,397
MML Enhanced Index Core Equity(b)	—	—	80,466	71,748	75,543	76,605	84,490	77,134	6,938	6,344
MML Equity(a)	1,332,811	1,528,767	1,652,080	1,840,025	1,998,737	2,257,035	2,521,911	2,675,866	2,935,240	2,964,337
MML Equity Income(b)	596,225	623,151	643,866	657,685	658,490	628,966	627,898	502,944	354,869	167,326
MML Equity Index(a)	358,672	360,110	361,741	396,768	429,048	434,699	465,705	472,124	487,172	525,833
MML Focused Equity(m)	23,435	10,809	—	—	—	—	—	—	—	—
MML Foreign(a)	475,350	510,376	542,917	560,769	572,896	589,190	587,031	487,574	398,999	294,193
MML Fundamental Growth(m)	1,643	1,500	—	—	—	—	—	—	—	—
MML Fundamental Value(m)	14,107	3,475	—	—	—	—	—	—	—	—
MML Global(a)	250,327	258,188	288,977	318,814	337,767	353,630	346,561	350,622	340,248	342,342
MML Growth(f)	100,769	87,331	76,630	47,085	20,481	—	—	—	—	—
MML Growth & Income(b)	891,536	1,002,997	1,099,428	1,167,221	1,228,050	1,273,370	1,396,459	1,334,655	1,046,888	773,282
MML Growth Allocation(e)	2,156,788	1,869,918	1,621,662	1,240,331	849,101	432,830	—	—	—	—
MML High Yield(j)	73,978	52,670	40,822	4,226	—	—	—	—	—	—
MML Income & Growth(a)	640,200	687,738	754,946	808,272	867,507	964,303	1,085,128	1,099,409	1,132,946	1,124,691

Sub-Account	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
MML Inflation-Protected and Income(b)	570,549	670,253	658,405	630,668	585,985	539,530	508,854	455,958	343,359	184,561
MML International(f)	71,534	62,419	59,766	37,322	14,499	—	—	—	—	—
MML Large Cap Growth(a)	554,671	613,033	677,707	737,790	774,684	836,021	872,057	853,065	788,722	732,864
MML Managed Bond(a)	1,157,134	1,309,542	1,356,113	1,414,959	1,406,261	1,438,955	1,600,248	1,569,966	1,572,793	1,521,241
MML Managed Volatility(a)	533,442	567,286	630,895	677,164	702,362	730,593	727,303	669,197	563,234	507,095
MML Mid Cap Growth(a)	910,981	987,857	1,057,388	1,126,208	1,214,453	1,264,923	1,288,041	1,233,197	1,201,160	1,168,293
MML Mid Cap Value(a)	765,603	845,112	926,596	993,332	1,076,116	1,183,528	1,304,534	1,265,686	1,230,298	1,146,708
MML Moderate Allocation(e)	2,559,446	2,224,254	1,745,785	1,379,617	933,543	273,696	—	—	—	—
MML Money Market(e)	1,784,818	2,037,144	454,399	401,720	325,073	217,992	—	—	—	—
MML NASDAQ-100®(a)	—	—	275,971	250,412	245,957	177,839	180,207	176,403	172,569	181,931
MML Oppenheimer Small Company Opportunities(b),(g)	—	—	—	—	—	198,025	189,977	150,112	96,973	54,802
MML Short-Duration Bond(j)	84,611	67,893	33,049	21,031	—	—	—	—	—	—
MML Small Cap Equity(a)	377,738	395,998	413,644	433,961	468,519	272,321	286,691	282,989	279,131	275,398
MML Small Cap Growth Equity(a)	337,152	374,492	390,853	418,048	444,038	453,849	440,235	384,139	293,028	227,552
MML Small Cap Index(a)	—	—	266,093	267,959	277,557	256,701	275,415	264,688	212,989	188,213
MML Small Company Value(f)	32,133	27,640	19,304	15,049	3,721	—	—	—	—	—
MML Small/Mid Cap Value(b)	354,316	385,247	405,704	423,468	437,822	432,823	419,871	346,326	229,269	96,664
MML Strategic Emerging Markets(f)	66,432	63,472	54,802	48,472	18,904	—	—	—	—	—
MML T. Rowe Price Growth Equity(a),(h)	—	—	—	—	—	123,107	133,461	155,775	172,168	158,789
MML Total Return(m)	60,735	27,978	—	—	—	—	—	—	—	—
Oppenheimer Capital Appreciation(a)	1,628,627	1,842,320	2,024,284	2,205,687	2,388,640	2,554,790	2,640,069	2,611,179	2,474,116	2,322,311
Oppenheimer Capital Income(a),(l)	278,031	310,285	298,849	356,481	406,481	681,559	832,644	840,782	911,665	817,067
Oppenheimer Discovery Mid Cap Growth(a)	1,950,964	2,178,548	2,300,780	2,519,283	2,824,298	3,068,640	3,264,144	3,491,180	1,224,014	1,170,095
Oppenheimer Global (a)	2,383,979	2,617,062	2,858,448	3,104,622	3,395,950	3,679,452	3,952,749	3,954,402	3,793,131	3,540,220
Oppenheimer Global Strategic Income(a)	1,128,885	1,192,988	1,176,318	1,224,387	1,240,330	1,322,467	1,343,618	1,188,122	1,028,879	889,596
Oppenheimer High Income(a),(i),(n)	—	—	330,044	402,453	474,789	722,623	670,815	639,203	567,414	528,582
Oppenheimer International Growth(a)	650,777	695,236	763,551	780,868	805,623	786,851	722,100	530,524	409,080	349,754
Oppenheimer Main Street(a)	837,313	938,575	889,247	964,952	1,046,832	1,101,089	1,209,550	1,217,090	3,583,646	3,431,460

Sub-Account	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
Oppenheimer Money(a),(d)	371,720	492,896	560,449	618,555	742,791	929,013	852,489	763,198	718,148	544,342
Panorama Growth(a)	—	—	142,405	159,369	176,304	204,979	192,311	201,396	196,810	190,576
Panorama Total Return(a)	—	—	81,705	79,051	68,889	65,784	64,910	58,175	55,968	47,916
PIMCO CommodityRealReturn Strategy(c)	165,907	144,771	141,471	124,122	113,533	84,515	32,508	21,177	—	—
Scudder VIT EAFE Equity Index(a)	—	—	—	—	—	—	—	—	—	108,068

Notes to Condensed Financial Information

(a)	Commencement of public offering was June 29, 2001.
(b)	Commencement of public offering was May 1, 2003.
(c)	Commencement of public offering was May 1, 2006.
(d)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(e)	Commencement of public offering was January 19, 2008.
(f)	Commencement of public offering was May 1, 2009.
(g)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity. The accumulation unit value in the December 31, 2009 column is the value as of April 30, 2009.
(h)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth. The accumulation unit value in the December 31, 2009 column is the value as of April 30, 2009.
(i)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(j)	Commencement of public offering was May 1, 2010.
(k)	Effective April 28, 2014, MML China merged into MML Foreign.
(l)	This sub-account is unavailable in contracts issued on or after April 30, 2012.
(m)	Commencement of public offering was May 1, 2012.
(n)	Effective October 26, 2012, Oppenheimer High Income was merged into Oppenheimer Global Strategic Income.
(o)	This sub-account is now known as VY Clarion Global Real Estate.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL ARTISTRY

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2014, for the individual or group variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 or write to: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

May 1, 2014

1

ASSIGNMENT OF CONTRACT

In certain states, the contract cannot be assigned without C.M. Life’s approval. C.M. Life will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Service Center. The Company assumes no responsibility for the validity of any assignment.

For qualified contracts, the following provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at its Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, to the extent that he is entitled, the greater of: (a) the total of all purchase payments, less the net amount of all partial redemptions, and less the amount of any outstanding loan, and (b) the accumulated value of the contract less the amount of any outstanding loan. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION AND ADMINISTRATION

The contracts are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD. For the contracts described in this Statement of Additional Information, prior to April 1, 2014, MML Distributors, LLC (MML Distributors), also a subsidiary of MassMutual, served as principal underwriter for contracts sold by registered representatives of other broker-dealers with whom it had entered into distribution agreements (Distribution Agreements). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these contracts.

Both MMLIS and MSD are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives and were as follows for the last three calendar years:

2011	2012	2013
$1,254,158	$1,187,214	$1,203,402

Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers and were as follows for the last three calendar years:

2011	2012	2013
$444,585	$376,723	$397,209

MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts. Compensation amounts for the last three calendar years were as follows:

MMLIS

2011	2012	2013
$776,316	$774,831	$682,516

MML Distributors

2011	2012	2013
$346,536	$280,379	$228,516

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2011, 2012 and 2013, CM Life compensated MassMutual $9,734,815, $8,997,580 and $9,839,556 respectively, for providing these administrative services.

The offering is on a continuous basis.

3

PURCHASE OF SECURITIES BEING OFFERED

The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in prospectus. See the Contingent Deferred Sales Charge section of the prospectus for a discussion of instances when the Company will waive contingent deferred sales charges.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the Service Center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C is the cumulative charge since the immediately preceding business day for the mortality and expense risk charge and for the administrative charge.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

4

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2)  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3)  to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2)  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3)  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

5

The number of annuity units is determined as follows:

1)  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2)  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1)  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2013 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2013 and 2012, and for the three-year period ended December 31, 2013, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 21, 2014 states that the Company prepared the financial statements of C.M. Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

6

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2013, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2013, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 4, 2014

LA2053	F-1

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account
ASSETS
Investments
Number of shares	3,004,355	246,807	133,273	384,594	238,237	1,211,978	1,892,367	3,301,641	1,242,501	23,781

Identified cost	$78,375,886	$2,473,675	$1,970,938	$6,180,003	$3,554,543	$11,846,969	$19,944,979	$56,962,590	$14,160,918	$247,007

Value	$103,199,606	$2,690,197	$2,789,406	$11,276,282	$4,626,567	$15,004,290	$21,913,607	$75,214,230	$21,557,387	$281,564
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	10,740	2,754	-	-	32

Total assets	103,199,606	2,690,197	2,789,406	11,276,282	4,626,567	15,015,030	21,916,361	75,214,230	21,557,387	281,596

LIABILITIES
Annuitant mortality fluctuation reserve	3,952	-	75	164	176	-	-	5,715	392	-
Payable to C.M. Life Insurance Company	18,834	8,024	1,643	1,765	107	-	-	50,933	17,961	-

Total liabilities	22,786	8,024	1,718	1,929	283	-	-	56,648	18,353	-

NET ASSETS	$103,176,820	$2,682,173	$2,787,688	$11,274,353	$4,626,284	$15,015,030	$21,916,361	$75,157,582	$21,539,034	$281,596

Net Assets:
Accumulation units – value	$103,039,562	$2,682,173	$2,785,203	$11,268,901	$4,620,404	$15,015,030	$21,898,217	$74,961,755	$21,525,974	$281,596
Contracts in payout (annuitization) period	137,258	-	2,485	5,452	5,880	-	18,144	195,827	13,060	-

Net assets	$103,176,820	$2,682,173	$2,787,688	$11,274,353	$4,626,284	$15,015,030	$21,916,361	$75,157,582	$21,539,034	$281,596

Outstanding units
Contract owners	4,338,965	210,574	304,500	568,850	1,116,741	1,041,585	1,640,619	4,691,661	893,864	16,946

UNIT VALUE
Panorama Premier	$29.26	$12.64	$9.40	$20.60	$4.17	$14.25	$13.25	$15.18	$23.83	$-
Panorama Passage®
Tier 1	22.03	12.55	9.28	20.35	4.11	14.17	13.18	16.15	23.61	-
Tier 2	21.66	12.40	9.13	20.00	4.05	14.04	13.05	15.87	23.21	-
Tier 3	22.83	12.79	9.61	21.06	4.26	14.39	13.37	16.73	24.24	-
Tier 4	22.20	12.54	9.34	20.48	4.14	14.16	13.17	16.28	23.58	-
MassMutual Artistry	19.56	12.85	8.42	18.31	4.04	14.44	13.42	16.52	24.40	16.62

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

ASSETS
Investments
Number of shares	1,861,354	366,857	1,488,627	1,905,447	808,368	50,483	1,392,430	3,491	19,073	1,188,441

Identified cost	$19,975,048	$3,817,802	$33,831,141	$18,326,468	$13,041,070	$657,084	$13,574,310	$40,479	$273,450	$11,156,656

Value	$21,219,432	$4,505,003	$41,018,612	$25,666,367	$18,705,634	$786,521	$15,623,067	$50,264	$293,147	$15,010,010
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	2,087	-	-	2,634	-	12	-	-	14	-

Total assets	21,221,519	4,505,003	41,018,612	25,669,001	18,705,634	786,533	15,623,067	50,264	293,161	15,010,010

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	5,823	-	1,165	-	2,760	-	-	811
Payable to C.M. Life Insurance Company	-	5,219	11,014	-	3,490	-	765	47	-	276

Total liabilities	-	5,219	16,837	-	4,655	-	3,525	47	-	1,087

NET ASSETS	$21,221,519	$4,499,784	$41,001,775	$25,669,001	$18,700,979	$786,533	$15,619,542	$50,217	$293,161	$15,008,923

Net Assets:
Accumulation units – value	$21,221,519	$4,499,784	$40,807,682	$25,669,001	$18,662,158	$786,533	$15,527,550	$50,217	$293,161	$14,981,891
Contracts in payout (annuitization) period	-	-	194,093	-	38,821	-	91,992	-	-	27,032

Net assets	$21,221,519	$4,499,784	$41,001,775	$25,669,001	$18,700,979	$786,533	$15,619,542	$50,217	$293,161	$15,008,923

Outstanding units
Contract owners	1,597,293	269,238	2,953,361	1,168,326	1,350,989	56,099	1,056,756	3,989	22,233	1,334,249

UNIT VALUE
Panorama Premier	$13.20	$-	$12.52	$21.68	$13.74	$13.99	$15.12	$12.56	$13.15	$11.88
Panorama Passage®
Tier 1	13.13	-	13.97	21.47	14.34	13.97	15.31	12.54	13.13	11.57
Tier 2	13.00	-	13.74	21.11	14.10	13.93	15.06	12.51	13.10	11.37
Tier 3	13.32	-	14.48	22.05	14.86	14.03	15.87	12.60	13.19	11.99
Tier 4	13.12	-	14.08	21.45	14.46	13.97	15.44	12.54	13.13	11.66
MassMutual Artistry	13.37	16.71	14.75	22.19	12.88	14.04	14.09	12.61	13.20	8.40

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account

									(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	149,966	2,947,337	3,003,683	273,733	2,711,852	1,820,701	106,866	1,258,410	3,186,990	356,869

Identified cost	$1,592,363	$26,900,757	$29,541,657	$2,935,906	$25,684,775	$20,077,224	$1,026,595	$12,736,722	$40,547,850	$4,646,186

Value	$2,120,514	$35,603,836	$35,443,463	$3,013,803	$31,457,478	$18,844,252	$1,204,384	$18,410,540	$39,642,337	$4,431,840
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	276	-	19,382	387	-	-	728	-	1,665	-

Total assets	2,120,790	35,603,836	35,462,845	3,014,190	31,457,478	18,844,252	1,205,112	18,410,540	39,644,002	4,431,840

LIABILITIES
Annuitant mortality fluctuation reserve	-	2,008	-	-	1,109	1,824	-	5,152	-	-
Payable to C.M. Life Insurance Company	-	14,029	-	-	2,602	7,173	-	2,442	-	299

Total liabilities	-	16,037	-	-	3,711	8,997	-	7,594	-	299

NET ASSETS	$2,120,790	$35,587,799	$35,462,845	$3,014,190	$31,453,767	$18,835,255	$1,205,112	$18,402,946	$39,644,002	$4,431,541

Net Assets:
Accumulation units – value	$2,120,790	$35,520,876	$35,462,845	$3,014,190	$31,416,797	$18,774,446	$1,205,112	$18,179,798	$39,644,002	$4,431,541
Contracts in payout (annuitization) period	-	66,923	-	-	36,970	60,809	-	223,148	-	-

Net assets	$2,120,790	$35,587,799	$35,462,845	$3,014,190	$31,453,767	$18,835,255	$1,205,112	$18,402,946	$39,644,002	$4,431,541

Outstanding units
Contract owners	100,769	1,899,487	2,523,887	217,064	2,050,787	1,406,708	71,534	1,632,459	2,193,649	370,223

UNIT VALUE
Panorama Premier	$-	$18.50	$13.89	$13.85	$17.68	$13.26	$-	$11.93	$-	$11.97
Panorama Passage®
Tier 1	-	18.32	13.82	13.80	13.69	13.13	-	12.10	17.89	-
Tier 2	-	18.01	13.68	13.72	13.46	12.91	-	11.90	17.59	-
Tier 3	-	18.82	14.02	13.93	14.19	13.49	-	12.54	18.54	-
Tier 4	-	18.30	13.81	13.80	13.80	13.12	-	12.20	18.03	-
MassMutual Artistry	21.05	18.94	14.07	13.96	12.73	13.57	16.85	9.68	17.75	-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account

ASSETS
Investments
Number of shares	1,198,278	5,212,348	4,193,412	4,015,487	40,530,952	271,499	2,248,070	679,828	29,999	1,156,001

Identified cost	$13,870,791	$57,805,351	$43,024,893	$41,355,445	$40,491,186	$2,733,978	$17,038,741	$10,984,679	$560,022	$10,241,193

Value	$17,176,453	$86,472,857	$57,240,079	$48,587,398	$40,490,259	$2,698,700	$24,659,274	$15,504,907	$708,868	$15,952,813
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	20,722	-	2,029	-	810	37	-

Total assets	17,176,453	86,472,857	57,240,079	48,608,120	40,490,259	2,700,729	24,659,274	15,505,717	708,905	15,952,813

LIABILITIES
Annuitant mortality fluctuation reserve	4,968	7,447	10,012	-	8,078	-	497	3,045	-	97
Payable to C.M. Life Insurance Company	16,359	8,421	22,666	-	25,930	-	17,310	-	-	6,656

Total liabilities	21,327	15,868	32,678	-	34,008	-	17,807	3,045	-	6,753

NET ASSETS	$17,155,126	$86,456,989	$57,207,401	$48,608,120	$40,456,251	$2,700,729	$24,641,467	$15,502,672	$708,905	$15,946,060

Net Assets:
Accumulation units – value	$16,945,433	$86,208,743	$56,873,658	$48,544,033	$40,186,969	$2,700,729	$24,624,916	$15,401,188	$708,905	$15,942,818
Contracts in payout (annuitization) period	209,693	248,246	333,743	64,087	269,282	-	16,551	101,484	-	3,242

Net assets	$17,155,126	$86,456,989	$57,207,401	$48,608,120	$40,456,251	$2,700,729	$24,641,467	$15,502,672	$708,905	$15,946,060

Outstanding units
Contract owners	1,291,369	2,450,312	1,943,978	3,542,737	4,284,388	257,800	1,009,251	692,330	32,133	610,841

UNIT VALUE
Panorama Premier	$13.12	$44.07	$27.60	$13.59	$9.38	$10.45	$26.23	$27.99	$-	$25.71
Panorama Passage®
Tier 1	12.96	32.84	29.41	13.52	9.33	10.42	23.76	24.87	-	25.47
Tier 2	12.74	32.28	28.91	13.39	9.24	10.36	23.36	24.45	-	25.04
Tier 3	13.41	34.03	30.48	13.72	9.47	10.51	24.62	25.77	-	26.16
Tier 4	13.05	33.10	29.64	13.51	9.33	10.41	23.95	25.07	-	25.44
MassMutual Artistry	13.41	25.99	30.81	13.77	9.50	10.54	22.51	17.43	22.06	26.32

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account

ASSETS
Investments
Number of shares	90,971	113,750	863,964	1,573,761	1,357,772	459,928	2,536,676	11,499,122	12,076,690	1,784,947

Identified cost	$971,068	$1,203,663	$32,138,247	$19,387,397	$13,015,242	$19,649,314	$74,441,919	$61,483,575	$21,652,178	$37,799,730

Value	$930,636	$1,170,487	$50,006,216	$21,780,854	$10,631,351	$34,269,223	$103,648,572	$61,865,275	$31,037,094	$55,761,756
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	187	50	-	-	-	-	-	-	-	-

Total assets	930,823	1,170,537	50,006,216	21,780,854	10,631,351	34,269,223	103,648,572	61,865,275	31,037,094	55,761,756

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	6,958	4,471	8,307	3,028	9,613	7,155	2,768	2,284
Payable to C.M. Life Insurance Company	-	-	35,003	6,463	903	26,556	44,607	45,793	1,427	38,719

Total Liabilities	-	-	41,961	10,934	9,210	29,584	54,220	52,948	4,195	41,003

NET ASSETS	$930,823	$1,170,537	$49,964,255	$21,769,920	$10,622,141	$34,239,639	$103,594,352	$61,812,327	$31,032,899	$55,720,753

Net Assets:
Accumulation units – value	$930,823	$1,170,537	$49,732,315	$21,620,872	$10,345,247	$34,138,714	$103,269,656	$61,573,842	$30,940,631	$55,644,608
Contracts in payout (annuitization) period	-	-	231,940	149,048	276,894	100,925	324,696	238,485	92,268	76,145

Net assets	$930,823	$1,170,537	$49,964,255	$21,769,920	$10,622,141	$34,239,639	$103,594,352	$61,812,327	$31,032,899	$55,720,753

Outstanding units
Contract owners	66,432	115,991	3,723,008	1,739,141	806,728	3,437,821	4,592,335	3,050,880	1,401,487	3,829,469

UNIT VALUE
Panorama Premier	$-	$10.07	$15.14	$12.48	$13.17	$13.36	$26.87	$20.35	$32.45	$14.66
Panorama Passage®
Tier 1	-	10.06	15.22	12.33	-	13.23	26.62	19.99	20.99	14.98
Tier 2	-	10.03	14.96	12.12	-	13.01	26.17	19.65	20.63	14.73
Tier 3	-	10.10	15.77	12.76	-	13.71	27.59	20.71	21.75	15.52
Tier 4	-	10.06	15.34	12.41	-	13.34	26.83	20.14	21.15	15.10
MassMutual Artistry	14.01	10.11	10.98	12.46	-	7.30	18.38	19.99	15.34	13.47

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

ASSETS
Investments
Number of shares	14,159,691	475,787

Identified cost	$14,159,691	$3,733,152

Value	$14,159,691	$2,878,511
Dividends receivable	35	-
Receivable from C.M. Life Insurance Company	-	176

Total assets	14,159,726	2,878,687

LIABILITIES
Annuitant mortality fluctuation reserve	260	-
Payable to C.M. Life Insurance Company	482	-

Total Liabilities	742	-

NET ASSETS	$14,158,984	$2,878,687

Net Assets:
Accumulation units – value	$14,150,334	$2,878,687
Contracts in payout (annuitization) period	8,650	-

Net assets	$14,158,984	$2,878,687

Outstanding units
Contract owners	1,211,734	331,930

UNIT VALUE
Panorama Premier	$12.60	$8.60
Panorama Passage®
Tier 1	10.88	8.54
Tier 2	10.70	8.43
Tier 3	11.28	8.70
Tier 4	10.97	8.53
MassMutual Artistry	10.93	8.74

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2013

	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account

Investment income
Dividends	$1,010,309	$153,234	$60,326	$68,898	$-	$155,563	$456,677	$1,486,743	$40,527	$3,218

Expenses
Mortality and expense risk fees and administrative charges	1,226,972	35,037	34,049	127,892	52,939	152,905	237,073	924,751	237,274	3,454

Net investment income (loss)	(216,663)	118,197	26,277	(58,994)	(52,939)	2,658	219,604	561,992	(196,747)	(236)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,455,933	170,904	247,856	350,123	208,658	619,086	417,407	3,213,480	1,298,775	(6,712)
Realized gain distribution	26,902	-	-	-	336,730	768,981	838,101	-	1,592,808	6,072

Realized gain (loss)	1,482,835	170,904	247,856	350,123	545,388	1,388,067	1,255,508	3,213,480	2,891,583	(640)

Change in net unrealized appreciation/depreciation of investments	23,521,989	(232,143)	391,291	2,972,240	395,794	1,540,490	858,670	8,806,683	3,554,013	24,248

Net gain (loss) on investments	25,004,824	(61,239)	639,147	3,322,363	941,182	2,928,557	2,114,178	12,020,163	6,445,596	23,608

Net increase (decrease) in net assets resulting from operations	24,788,161	56,958	665,424	3,263,369	888,243	2,931,215	2,333,782	12,582,155	6,248,849	23,372

Capital transactions:
Transfer of net premiums	2,377,483	174,810	64,685	251,840	125,589	1,595,276	1,894,283	1,148,478	553,157	27,895
Transfers due to death benefits	(1,226,572)	(38,708)	(5,965)	(37,721)	(26,300)	-	(47,865)	(820,189)	(94,258)	-
Transfers due to annuity benefit payments	(21,628)	-	(2,107)	(856)	(1,390)	-	(1,284)	(52,137)	(1,366)	-
Transfers due to withdrawal of funds	(8,937,904)	(178,662)	(358,913)	(1,067,132)	(313,995)	(971,148)	(1,045,071)	(7,716,163)	(2,143,550)	(18,003)
Transfers due to loans, net of repayments	(22,002)	(10,788)	968	1,559	128	(1,436)	(110,178)	994	(8,501)	(210)
Transfers due to rider and contingent deferred sales charges	(6,703)	(181)	(228)	(845)	(360)	(3)	(605)	(4,328)	(1,159)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,011	-	1,534	18	45	-	270	3,128	269	-
Transfers between Sub-Accounts and to/from Fixed Account	(2,042,124)	129,558	135,908	339,493	(28,308)	680,956	2,758,525	(387,395)	161,235	(47,332)

Net increase (decrease) in net assets resulting from capital transactions	(9,877,439)	76,029	(164,118)	(513,644)	(244,591)	1,303,645	3,448,075	(7,827,612)	(1,534,173)	(37,650)

Total increase (decrease)	14,910,722	132,987	501,306	2,749,725	643,652	4,234,860	5,781,857	4,754,543	4,714,676	(14,278)

NET ASSETS, at beginning of the year	88,266,098	2,549,186	2,286,382	8,524,628	3,982,632	10,780,170	16,134,504	70,403,039	16,824,358	295,874

NET ASSETS, at end of the year	$103,176,820	$2,682,173	$2,787,688	$11,274,353	$4,626,284	$15,015,030	$21,916,361	$75,157,582	$21,539,034	$281,596

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

Investment income
Dividends	$459,157	$50,497	$721,121	$451,817	$267,286	$-	$286,068	$-	$3,953	$164,440

Expenses
Mortality and expense risk fees and administrative charges	250,464	44,181	481,578	301,900	223,477	5,797	191,268	485	2,081	185,948

Net investment income (loss)	208,693	6,316	239,543	149,917	43,809	(5,797)	94,800	(485)	1,872	(21,508)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	376,514	13,507	876,971	707,706	955,129	9,460	164,260	1,302	6,854	363,572
Realized gain distribution	577,530	69,064	-	-	53,012	6,862	-	37	7,957	-

Realized gain (loss)	954,044	82,571	876,971	707,706	1,008,141	16,322	164,260	1,339	14,811	363,572

Change in net unrealized appreciation/depreciation of investments	698,172	497,433	9,402,290	5,050,927	3,483,015	121,283	2,419,709	9,566	17,829	2,979,927

Net gain (loss) on investments	1,652,216	580,004	10,279,261	5,758,633	4,491,156	137,605	2,583,969	10,905	32,640	3,343,499

Net increase (decrease) in net assets resulting from operations	1,860,909	586,320	10,518,804	5,908,550	4,534,965	131,808	2,678,769	10,420	34,512	3,321,991

Capital transactions:
Transfer of net premiums	1,843,719	617,791	680,263	857,459	392,241	29,134	505,984	2,826	95,519	130,289
Transfers due to death benefits	(471,823)	-	(120,190)	(214,312)	(244,666)	-	(128,270)	-	-	(138,550)
Transfers due to annuity benefit payments	-	-	(14,208)	-	(3,203)	-	(11,621)	-	-	(11,766)
Transfers due to withdrawal of funds	(2,000,153)	(79,372)	(4,497,376)	(2,740,800)	(1,803,116)	(6,919)	(1,607,315)	(1,968)	(2,660)	(1,140,466)
Transfers due to loans, net of repayments	15,461	(16,509)	29,722	(20,355)	(540)	62	5,822	-	(1,494)	2,117
Transfers due to rider and contingent deferred sales charges	(126)	-	(1,728)	(1,728)	(440)	(36)	(1,301)	-	(6)	(955)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	13,607	-	(25)	-	1,484	-	-	(127)
Transfers between Sub-Accounts and to/from Fixed Account	1,850,688	276,427	(1,025,710)	471,052	240,829	428,594	(588,314)	16,411	120,637	(135,489)

Net increase (decrease) in net assets resulting from capital transactions	1,237,766	798,337	(4,935,620)	(1,648,684)	(1,418,920)	450,835	(1,823,531)	17,269	211,996	(1,294,947)

Total increase (decrease)	3,098,675	1,384,657	5,583,184	4,259,866	3,116,045	582,643	855,238	27,689	246,508	2,027,044

NET ASSETS, at beginning of the year	18,122,844	3,115,127	35,418,591	21,409,135	15,584,934	203,890	14,764,304	22,528	46,653	12,981,879

NET ASSETS, at end of the year	$21,221,519	$4,499,784	$41,001,775	$25,669,001	$18,700,979	$786,533	$15,619,542	$50,217	$293,161	$15,008,923

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account

Investment income									(Initial Class)	(Service Class)
Dividends	$5,690	$441,935	$535,884	$166,872	$535,974	$407,719	$9,859	$63,937	$1,360,314	$145,299

Expenses
Mortality and expense risk fees and administrative charges	20,765	420,676	363,609	33,480	396,431	282,982	12,330	218,669	542,313	68,750

Net investment income (loss)	(15,075)	21,259	172,275	133,392	139,543	124,737	(2,471)	(154,732)	818,001	76,549

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	37,185	574,216	829,914	39,551	496,838	258,865	18,231	776,387	53,039	(34,226)
Realized gain distribution	33,776	-	2,413,504	64,828	-	617,571	24,162	866,285	534,417	65,109

Realized gain (loss)	70,961	574,216	3,243,418	104,379	496,838	876,436	42,393	1,642,672	587,456	30,883

Change in net unrealized appreciation/depreciation of investments	380,978	8,375,123	2,397,585	(11,657)	5,670,110	(3,298,128)	153,151	3,230,538	(2,699,046)	(286,994)

Net gain (loss) on investments	451,939	8,949,339	5,641,003	92,722	6,166,948	(2,421,692)	195,544	4,873,210	(2,111,590)	(256,111)

Net increase (decrease) in net assets resulting from operations	436,864	8,970,598	5,813,278	226,114	6,306,491	(2,296,955)	193,073	4,718,478	(1,293,589)	(179,562)

Capital transactions:
Transfer of net premiums	254,859	787,569	5,116,649	140,195	495,120	1,014,579	162,995	204,756	1,252,112	26,331
Transfers due to death benefits	-	(309,722)	-	(16,642)	(459,318)	(90,138)	-	(128,666)	(391,296)	(31,998)
Transfers due to annuity benefit payments	-	(6,898)	-	-	(8,719)	(7,161)	-	(18,068)	(12,080)	-
Transfers due to withdrawal of funds	(39,409)	(3,606,717)	(1,493,747)	(201,941)	(3,371,723)	(2,619,547)	(94,955)	(1,932,240)	(5,101,004)	(681,481)
Transfers due to loans, net of repayments	(2,660)	(1,169)	(31,523)	781	14,342	20,233	(3,636)	13,218	32,133	-
Transfers due to rider and contingent deferred sales charges	-	(2,457)	(459)	(179)	(2,205)	(1,658)	-	(1,508)	(11,231)	(263)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	10,670	-	-	381	1,741	-	5,224	14	-
Transfers between Sub-Accounts and to/from Fixed Account	35,724	(1,317,989)	322,091	718,625	(853,609)	(1,992,376)	68,938	(461,887)	(2,545,934)	(705,422)

Net increase (decrease) in net assets resulting from capital transactions	248,514	(4,446,713)	3,913,011	640,839	(4,185,731)	(3,674,327)	133,342	(2,319,171)	(6,777,286)	(1,392,833)

Total increase (decrease)	685,378	4,523,885	9,726,289	866,953	2,120,760	(5,971,282)	326,415	2,399,307	(8,070,875)	(1,572,395)

NET ASSETS, at beginning of the year	1,435,412	31,063,914	25,736,556	2,147,237	29,333,007	24,806,537	878,697	16,003,639	47,714,877	6,003,936

NET ASSETS, at end of the year	$2,120,790	$35,587,799	$35,462,845	$3,014,190	$31,453,767	$18,835,255	$1,205,112	$18,402,946	$39,644,002	$4,431,541

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account

Investment income
Dividends	$240,880	$221,629	$993,832	$789,080	$911	$47,380	$222,905	$-	$6,671	$106,359

Expenses
Mortality and expense risk fees and administrative charges	220,097	1,030,611	692,802	534,332	563,072	35,949	283,566	171,554	6,959	183,385

Net investment income (loss)	20,783	(808,982)	301,030	254,748	(562,161)	11,431	(60,661)	(171,554)	(288)	(77,026)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	571,435	4,207,786	2,423,786	804,593	(249)	(25,858)	576,331	696,912	21,788	578,033
Realized gain distribution	-	4,830,142	2,111,016	1,880,595	-	12,442	2,477,708	784,864	16,623	-

Realized gain (loss)	571,435	9,037,928	4,534,802	2,685,188	(249)	(13,416)	3,054,039	1,481,776	38,411	578,033

Change in net unrealized appreciation/depreciation of investments	2,023,431	15,494,938	8,969,599	3,485,120	(397)	(12,488)	4,267,844	3,787,421	114,345	4,013,790

Net gain (loss) on investments	2,594,866	24,532,866	13,504,401	6,170,308	(646)	(25,904)	7,321,883	5,269,197	152,756	4,591,823

Net increase (decrease) in net assets resulting from operations	2,615,649	23,723,884	13,805,431	6,425,056	(562,807)	(14,473)	7,261,222	5,097,643	152,468	4,514,797

Capital transactions:
Transfer of net premiums	430,564	1,148,108	1,043,365	5,367,647	1,978,823	209,144	510,978	313,965	83,419	485,967
Transfers due to death benefits	(217,527)	(644,234)	(434,362)	(142,379)	(282,263)	(39,723)	(167,172)	(93,768)	-	(101,712)
Transfers due to annuity benefit payments	(18,738)	(88,627)	(25,074)	(4,188)	(25,572)	-	(2,663)	(14,977)	-	(321)
Transfers due to withdrawal of funds	(1,867,220)	(8,351,538)	(6,906,913)	(2,160,642)	(7,081,882)	(561,693)	(2,111,324)	(1,486,605)	(56,827)	(1,595,742)
Transfers due to loans, net of repayments	(2,816)	(12,050)	16,323	(62,138)	49,004	(3,042)	1,774	3,693	(2,552)	(31,593)
Transfers due to rider and contingent deferred sales charges	(2,173)	(3,418)	(4,860)	(627)	(2,152)	(243)	(2,122)	(928)	-	(591)
Transfers due to net charge (credit) to annuitant mortality fluctuation	4,249	3,643	5,138	911	5,458	-	(277)	749	-	79
Transfers between Sub-Accounts and to/from Fixed Account	(187,828)	(1,456,872)	(1,469,942)	1,847,986	(1,449,163)	248,559	(144,400)	145,016	62,632	(267,880)

Net increase (decrease) in net assets resulting from capital transactions	(1,861,489)	(9,404,988)	(7,776,325)	4,846,570	(6,807,747)	(146,998)	(1,915,206)	(1,132,855)	86,672	(1,511,793)

Total increase (decrease)	754,160	14,318,896	6,029,106	11,271,626	(7,370,554)	(161,471)	5,346,016	3,964,788	239,140	3,003,004

NET ASSETS, at beginning of the year	16,400,966	72,138,093	51,178,295	37,336,494	47,826,805	2,862,200	19,295,451	11,537,884	469,765	12,943,056

NET ASSETS, at end of the year	$17,155,126	$86,456,989	$57,207,401	$48,608,120	$40,456,251	$2,700,729	$24,641,467	$15,502,672	$708,905	$15,946,060

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account

Investment income
Dividends	$-	$20,220	$465,120	$526,436	$608,404	$3,738	$1,357,758	$3,373,332	$396,185	$579,886

Expenses
Mortality and expense risk fees and administrative charges	10,548	12,094	599,977	297,972	157,026	399,296	1,243,622	851,749	379,112	686,410

Net investment income (loss)	(10,548)	8,126	(134,857)	228,464	451,378	(395,558)	114,136	2,521,583	17,073	(106,524)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(66,221)	(7,991)	3,070,654	(534,165)	(746,964)	2,084,316	3,534,899	687,527	1,811,446	3,530,577
Realized gain distribution	-	8,963	-	-	-	-	-	-	-	-

Realized gain (loss)	(66,221)	972	3,070,654	(534,165)	(746,964)	2,084,316	3,534,899	687,527	1,811,446	3,530,577

Change in net unrealized appreciation/depreciation of investments	7,497	(37,470)	8,783,921	2,794,769	120,626	7,557,412	18,863,713	(4,176,429)	4,540,746	10,374,635

Net gain (loss) on investments	(58,724)	(36,498)	11,854,575	2,260,604	(626,338)	9,641,728	22,398,612	(3,488,902)	6,352,192	13,905,212

Net increase (decrease) in net assets resulting from operations	(69,272)	(28,372)	11,719,718	2,489,068	(174,960)	9,246,170	22,512,748	(967,319)	6,369,265	13,798,688

Capital transactions:
Transfer of net premiums	123,219	213,500	817,828	231,971	3,784	555,193	1,770,335	1,668,948	640,521	667,361
Transfers due to death benefits	-	(10,582)	(369,927)	(440,724)	(254,147)	(241,683)	(585,478)	(654,005)	(210,945)	(603,457)
Transfers due to annuity benefit payments	-	-	(17,218)	(30,368)	(25,777)	(6,110)	(34,393)	(33,887)	(7,271)	(8,499)
Transfers due to withdrawal of funds	(153,504)	(39,791)	(5,680,363)	(2,572,768)	(1,529,336)	(2,969,380)	(10,372,925)	(7,910,180)	(3,117,787)	(6,226,065)
Transfers due to loans, net of repayments	(921)	(7,622)	20,412	792	-	3,795	(14,072)	7,027	(18,369)	1,625
Transfers due to rider and contingent deferred sales charges	-	(71)	(3,253)	(1,219)	(1,127)	(1,701)	(5,844)	(6,031)	(1,107)	(2,583)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	12,659	5,500	13,597	461	3,250	15,687	1,337	527
Transfers between Sub-Accounts and to/from Fixed Account	66,304	447,919	(1,530,963)	(746,191)	(335,262)	(1,146,112)	(2,673,560)	(945,386)	(1,113,719)	(1,229,352)

Net increase (decrease) in net assets resulting from capital transactions	35,098	603,353	(6,750,825)	(3,553,007)	(2,128,268)	(3,805,537)	(11,912,687)	(7,857,827)	(3,827,340)	(7,400,443)

Total increase (decrease)	(34,174)	574,981	4,968,893	(1,063,939)	(2,303,228)	5,440,633	10,600,061	(8,825,146)	2,541,925	6,398,245

NET ASSETS, at beginning of the year	964,997	595,556	44,995,362	22,833,859	12,925,369	28,799,006	92,994,291	70,637,473	28,490,974	49,322,508

NET ASSETS, at end of the year	$930,823	$1,170,537	$49,964,255	$21,769,920	$10,622,141	$34,239,639	$103,594,352	$61,812,327	$31,032,899	$55,720,753

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

Investment income
Dividends	$2,152	$55,916

Expenses
Mortality and expense risk fees and administrative charges	204,434	41,946

Net investment income (loss)	(202,282)	13,970

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	(185,301)
Realized gain distribution	-	-

Realized gain (loss)	-	(185,301)

Change in net unrealized appreciation/depreciation of investments	-	(408,531)

Net gain (loss) on investments	-	(593,832)

Net increase (decrease) in net assets resulting from operations	(202,282)	(579,862)

Capital transactions:
Transfer of net premiums	372,311	207,002
Transfers due to death benefits	(337,958)	(29,692)
Transfers due to annuity benefit payments	(834)	-
Transfers due to withdrawal of funds	(2,013,419)	(207,399)
Transfers due to loans, net of repayments	22,517	(1,088)
Transfers due to rider and contingent deferred sales charges	(1,929)	(109)
Transfers due to net charge (credit) to annuitant mortality fluctuation	217	-
Transfers between Sub-Accounts and to/from Fixed Account	(2,058,535)	(166,901)

Net increase (decrease) in net assets resulting from capital transactions	(4,017,630)	(198,187)

Total increase (decrease)	(4,219,912)	(778,049)

NET ASSETS, at beginning of the year	18,378,896	3,656,736

NET ASSETS, at end of the year	$14,158,984	$2,878,687

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2012

	Fidelity® VIP Contrafund Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account

Investment income
Dividends	$1,175,343	$12,116	$45,211	$-	$-	$78,996	$111,155	$260,453	$1,478,671	$13,749

Expenses
Mortality and expense risk fees and administrative charges	1,177,537	28,656	28,156	108,113	54,570	111,628	23,630	179,625	894,304	200,408

Net investment income (loss)	(2,194)	(16,540)	17,055	(108,113)	(54,570)	(32,632)	87,525	80,828	584,367	(186,659)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(989,217)	82,997	(30,230)	203,100	199,912	286,021	(93,345)	444,218	1,745,904	898,007
Realized gain distribution	-	-	-	-	-	-	-	344,213	-	-

Realized gain (loss)	(989,217)	82,997	(30,230)	203,100	199,912	286,021	(93,345)	788,431	1,745,904	898,007

Change in net unrealized appreciation/depreciation of investments	13,527,593	399,588	350,693	1,393,225	235,420	914,504	490,774	554,200	4,884,439	1,391,082

Net gain (loss) on investments	12,538,376	482,585	320,463	1,596,325	435,332	1,200,525	397,429	1,342,631	6,630,343	2,289,089

Net increase (decrease) in net assets resulting from operations	12,536,182	466,045	337,518	1,488,212	380,762	1,167,893	484,954	1,423,459	7,214,710	2,102,430

Capital transactions:
Transfer of net premiums	2,176,096	79,977	56,472	206,546	104,354	1,790,613	11,755	1,504,397	1,144,915	488,676
Transfers due to death benefits	(972,907)	(2,882)	(4,100)	(258,245)	(13,889)	-	(1,416)	(136,801)	(681,201)	(239,976)
Transfers due to annuity benefit payments	(18,486)	-	(310)	(700)	(1,780)	-	(2,472)	(1,203)	(26,946)	(873)
Transfers due to withdrawal of funds	(10,801,869)	(212,489)	(254,941)	(955,891)	(460,423)	(548,149)	(566,875)	(1,356,721)	(7,608,552)	(1,788,554)
Transfers due to loans, net of repayments	17,655	(26)	1,808	9,932	2,164	(21,490)	(5,830)	22,697	73,375	(5,719)
Transfers due to rider and contingent deferred sales charges	(5,390)	(139)	(142)	(501)	(129)	(2)	(123)	(458)	(3,100)	(528)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(1,082)	-	(1,559)	41	15	-	768	256	3,406	(139)
Transfers between Sub-Accounts and to/from Fixed Account	(1,244,723)	434,784	289,985	47,336	3,527	805,327	(5,595,312)	2,694,022	7,012,446	4,013,745

Net increase (decrease) in net assets resulting from capital transactions	(10,850,706)	299,225	87,213	(951,482)	(366,161)	2,026,299	(6,159,505)	2,726,189	(85,657)	2,466,632

Total increase (decrease)	1,685,476	765,270	424,731	536,730	14,601	3,194,192	(5,674,551)	4,149,648	7,129,053	4,569,062

NET ASSETS, at beginning of the year	86,580,622	1,783,916	1,861,651	7,987,898	3,968,031	7,585,978	5,674,551	11,984,856	63,273,986	12,255,296

NET ASSETS, at end of the year	$88,266,098	$2,549,186	$2,286,382	$8,524,628	$3,982,632	$10,780,170	$-	$16,134,504	$70,403,039	$16,824,358

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Capital Guardian Asset Allocation Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Emerging Growth Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account

Investment income
Dividends	$867,220	$-	$310,012	$43,412	$-	$686,566	$465,091	$236,360	$1,320	$305,497

Expenses
Mortality and expense risk fees and administrative charges	143,979	3,574	196,465	32,121	9,695	447,326	281,086	204,350	1,226	184,004

Net investment income (loss)	723,241	(3,574)	113,547	11,291	(9,695)	239,240	184,005	32,010	94	121,493

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,854,927)	(41,646)	336,622	26,609	(16,227)	(51,619)	142,710	708,513	241	(287,829)
Realized gain distribution	-	-	550,586	73,986	-	-	-	-	8,780	-

Realized gain (loss)	(1,854,927)	(41,646)	887,208	100,595	(16,227)	(51,619)	142,710	708,513	9,021	(287,829)

Change in net unrealized appreciation/depreciation of investments	3,073,877	101,333	400,035	146,104	182,750	4,642,824	2,868,636	1,282,859	8,154	2,504,368

Net gain (loss) on investments	1,218,950	59,687	1,287,243	246,699	166,523	4,591,205	3,011,346	1,991,372	17,175	2,216,539

Net increase (decrease) in net assets resulting from operations	1,942,191	56,113	1,400,790	257,990	156,828	4,830,445	3,195,351	2,023,382	17,269	2,338,032

Capital transactions:
Transfer of net premiums	344,276	40,220	1,384,842	572,906	18,223	967,186	725,000	207,312	18,279	423,778
Transfers due to death benefits	(55,205)	-	(314,783)	-	(1,412)	(464,263)	(271,588)	(168,661)	-	(149,783)
Transfers due to annuity benefit payments	(2,212)	-	-	-	(233)	(16,274)	48	(5,364)	-	(7,085)
Transfers due to withdrawal of funds	(1,146,376)	(48,706)	(846,509)	(284,345)	(83,415)	(3,362,965)	(2,960,342)	(1,943,098)	(319)	(1,555,064)
Transfers due to loans, net of repayments	18,731	249	(3,084)	(369)	1,636	26,160	(1,478)	3,132	-	4,073
Transfers due to rider and contingent deferred sales charges	(443)	-	(151)	-	(36)	97	(1,486)	53	-	(900)
Transfers due to net charge (credit) to annuitant mortality fluctuation	391	-	-	-	12	(10,517)	(292)	459	-	1,494
Transfers between Sub-Accounts and to/from Fixed Account	(35,591,415)	(24,194)	3,996,105	277,974	(2,343,332)	(1,149,598)	256,090	481,279	168,661	(751,651)

Net increase (decrease) in net assets resulting from capital transactions	(36,432,253)	(32,431)	4,216,420	566,166	(2,408,557)	(4,010,174)	(2,254,048)	(1,424,888)	186,621	(2,035,138)

Total increase (decrease)	(34,490,062)	23,682	5,617,210	824,156	(2,251,729)	820,271	941,303	598,494	203,890	302,894

NET ASSETS, at beginning of the year	34,490,062	272,192	12,505,634	2,290,971	2,251,729	34,598,320	20,467,832	14,986,440	-	14,461,410

NET ASSETS, at end of the year	$-	$295,874	$18,122,844	$3,115,127	$-	$35,418,591	$21,409,135	$15,584,934	$203,890	$14,764,304

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account

Investment income
Dividends	$165	$225	$130,092	$2,624	$390,875	$317,044	$113,359	$329,113	$781,613	$10,579

Expenses
Mortality and expense risk fees and administrative charges	86	154	168,617	15,361	397,701	271,640	22,507	402,795	321,100	9,602

Net investment income (loss)	79	71	(38,525)	(12,737)	(6,826)	45,404	90,852	(73,682)	460,513	977

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	194	94	22,182	38,737	(521,751)	855,321	32,230	(361,171)	592,419	(11,782)
Realized gain distribution	472	33	-	11,916	-	224,119	9,818	-	219,312	12,202

Realized gain (loss)	666	127	22,182	50,653	(521,751)	1,079,440	42,048	(361,171)	811,731	420

Change in net unrealized appreciation/depreciation of investments	220	1,867	2,561,763	146,066	5,756,105	1,544,584	104,688	3,539,437	49,070	118,225

Net gain (loss) on investments	886	1,994	2,583,945	196,719	5,234,354	2,624,024	146,736	3,178,266	860,801	118,645

Net increase (decrease) in net assets resulting from operations	965	2,065	2,545,420	183,982	5,227,528	2,669,428	237,588	3,104,584	1,321,314	119,622

Capital transactions:
Transfer of net premiums	14,141	25,685	217,521	223,053	801,566	4,034,388	119,796	482,028	907,132	161,822
Transfers due to death benefits	-	-	(138,622)	-	(262,422)	(13,794)	(2,847)	(459,559)	(206,566)	-
Transfers due to annuity benefit payments	-	-	(3,320)	-	(5,779)	-	-	(3,991)	(7,661)	-
Transfers due to withdrawal of funds	(502)	(2,349)	(1,337,334)	(104,189)	(3,734,392)	(2,427,161)	(429,410)	(3,853,587)	(3,175,902)	(81,331)
Transfers due to loans, net of repayments	-	-	4,185	1,284	47,906	(23,717)	(960)	22,600	6,220	154
Transfers due to rider and contingent deferred sales charges	-	-	278	-	(1,587)	(335)	(146)	(692)	(1,340)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(784)	-	(11,539)	-	-	751	44	-
Transfers between Sub-Accounts and to/from Fixed Account	7,924	21,252	(532,563)	45,758	(1,586,695)	2,298,400	958,897	(1,077,260)	2,118,730	(46,873)

Net increase (decrease) in net assets resulting from capital transactions	21,563	44,588	(1,790,639)	165,906	(4,752,942)	3,867,781	645,330	(4,889,710)	(359,343)	33,772

Total increase (decrease)	22,528	46,653	754,781	349,888	474,586	6,537,209	882,918	(1,785,126)	961,971	153,394

NET ASSETS, at beginning of the year	-	-	12,227,098	1,085,524	30,589,328	19,199,347	1,264,319	31,118,133	23,844,566	725,303

NET ASSETS, at end of the year	$22,528	$46,653	$12,981,879	$1,435,412	$31,063,914	$25,736,556	$2,147,237	$29,333,007	$24,806,537	$878,697

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Legg Mason Concentrated Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Value Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account

		(Initial Class)	(Service Class)
Investment income
Dividends	$353,902	$1,380,557	$136,016	$10,227	$119,112	$-	$839,401	$497,432	$594	$20,238

Expenses
Mortality and expense risk fees and administrative charges	70,102	606,145	68,131	213,469	219,098	984,864	655,350	410,967	536,344	21,533

Net investment income (loss)	283,800	774,412	67,885	(203,242)	(99,986)	(984,864)	184,051	86,465	(535,750)	(1,295)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,478,929)	481,924	38,616	464,458	460,894	3,697,077	1,162,998	1,098,736	(815)	580,834
Realized gain distribution	-	530,275	50,127	-	-	4,249,976	2,429,362	709,797	54	933,627

Realized gain (loss)	(2,478,929)	1,012,199	88,743	464,458	460,894	7,947,053	3,592,360	1,808,533	(761)	1,514,461

Change in net unrealized appreciation/depreciation of investments	3,847,552	324,583	38,383	1,939,061	1,564,367	1,856,597	3,527,756	1,638,962	166	(748,871)

Net gain (loss) on investments	1,368,623	1,336,782	127,126	2,403,519	2,025,261	9,803,650	7,120,116	3,447,495	(595)	765,590

Net increase (decrease) in net assets resulting from operations	1,652,423	2,111,194	195,011	2,200,277	1,925,275	8,818,786	7,304,167	3,533,960	(536,345)	764,295

Capital transactions:
Transfer of net premiums	111,184	1,553,484	55,086	244,330	399,755	1,216,816	1,316,040	4,840,216	1,394,098	77,931
Transfers due to death benefits	(26,070)	(700,912)	(14,851)	(215,427)	(224,837)	(909,645)	(748,341)	(12,971)	(302,354)	(2,108)
Transfers due to annuity benefit payments	(3,196)	(2,220)	-	(11,771)	(11,929)	(32,374)	(21,466)	(3,867)	(23,039)	(1,100)
Transfers due to withdrawal of funds	(598,443)	(4,671,082)	(742,783)	(1,819,009)	(1,937,576)	(8,554,498)	(5,371,627)	(3,390,716)	(11,427,255)	(270,545)
Transfers due to loans, net of repayments	6,318	15,958	-	13,876	12,654	(5,332)	50,565	(42,544)	85,340	76
Transfers due to rider and contingent deferred sales charges	(326)	(4,292)	(307)	(574)	(1,511)	(3,081)	(3,606)	(670)	2,958	(131)
Transfers due to net charge (credit) to annuitant mortality fluctuation	826	1,038	-	(926)	1,937	(3,949)	3,208	854	(2,861)	95
Transfers between Sub-Accounts and to/from Fixed Account	(16,945,798)	973,149	2,294,860	(52,099)	(884,645)	(3,544,469)	(2,199,279)	4,801,805	46,164,085	(5,313,923)

Net increase (decrease) in net assets resulting from capital transactions	(17,455,505)	(2,834,877)	1,592,005	(1,841,600)	(2,646,152)	(11,836,532)	(6,974,506)	6,192,107	35,890,972	(5,509,705)

Total increase (decrease)	(15,803,082)	(723,683)	1,787,016	358,677	(720,877)	(3,017,746)	329,661	9,726,067	35,354,627	(4,745,410)

NET ASSETS, at beginning of the year	15,803,082	48,438,560	4,216,920	15,644,962	17,121,843	75,155,839	50,848,634	27,610,427	12,472,178	4,745,410

NET ASSETS, at end of the year	$-	$47,714,877	$6,003,936	$16,003,639	$16,400,966	$72,138,093	$51,178,295	$37,336,494	$47,826,805	$-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Short-Duration Bond Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/MId Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Balanced Sub-Account

Investment income
Dividends	$42,919	$104,234	$-	$-	$-	$92,084	$1,599	$3,647	$308,086	$323,990

Expenses
Mortality and expense risk fees and administrative charges	29,132	47,322	250,303	156,557	4,723	164,303	10,393	2,345	596,773	269,027

Net investment income (loss)	13,787	56,912	(250,303)	(156,557)	(4,723)	(72,219)	(8,794)	1,302	(288,687)	54,963

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(9,286)	1,595,968	(141,696)	511,426	6,170	175,186	(39,198)	921	2,387,149	(1,011,013)
Realized gain distribution	50,210	95,100	291,429	1,265,512	11,434	-	-	-	-	-

Realized gain (loss)	40,924	1,691,068	149,733	1,776,938	17,604	175,186	(39,198)	921	2,387,149	(1,011,013)

Change in net unrealized appreciation/depreciation of investments	(26,926)	(944,850)	3,077,936	(237,420)	34,591	2,006,119	158,872	4,294	3,476,650	2,753,445

Net gain (loss) on investments	13,998	746,218	3,227,669	1,539,518	52,195	2,181,305	119,674	5,215	5,863,799	1,742,432

Net increase (decrease) in net assets resulting from operations	27,785	803,130	2,977,366	1,382,961	47,472	2,109,086	110,880	6,517	5,575,112	1,797,395

Capital transactions:
Transfer of net premiums	84,117	100,382	440,345	311,472	57,141	488,548	106,676	56,404	972,685	98,820
Transfers due to death benefits	(29,971)	(1,673)	(205,898)	(184,657)	-	(140,639)	(1,322)	-	(326,346)	(491,481)
Transfers due to annuity benefit payments	-	(763)	(1,788)	(9,183)	-	(204)	-	-	(16,995)	(13,995)
Transfers due to withdrawal of funds	(268,954)	(281,135)	(2,427,786)	(1,236,122)	(14,283)	(1,285,647)	(36,897)	(2,537)	(4,534,512)	(2,428,473)
Transfers due to loans, net of repayments	-	5,365	484	8,576	(79)	(46)	5,575	(2,927)	29,264	(818)
Transfers due to rider and contingent deferred sales charges	(111)	(151)	(1,341)	(765)	-	(624)	-	(17)	(1,779)	(529)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	195	112	(519)	-	(266)	-	-	(10,574)	5,251
Transfers between Sub-Accounts and to/from Fixed Account	1,443,428	(11,358,382)	260,060	(578,829)	90,785	(894,387)	52,702	538,116	(1,794,451)	10,804,178

Net increase (decrease) in net assets resulting from capital transactions	1,228,509	(11,536,162)	(1,935,812)	(1,690,027)	133,564	(1,833,265)	126,734	589,039	(5,682,708)	7,972,953

Total increase (decrease)	1,256,294	(10,733,032)	1,041,554	(307,066)	181,036	275,821	237,614	595,556	(107,596)	9,770,348

NET ASSETS, at beginning of the year	1,605,906	10,733,032	18,253,897	11,844,950	288,729	12,667,235	727,383	-	45,102,958	13,063,511

NET ASSETS, at end of the year	$2,862,200	$-	$19,295,451	$11,537,884	$469,765	$12,943,056	$964,997	$595,556	$44,995,362	$22,833,859

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Oppenheimer Core Bond Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account

Investment income
Dividends	$674,352	$-	$1,976,980	$3,924,790	$940,444	$416,389	$483,065	$2,087	$132,756	$296,563

Expenses
Mortality and expense risk fees and administrative charges	182,169	377,947	1,172,743	860,170	62,327	370,052	620,038	259,890	47,007	52,700

Net investment income (loss)	492,183	(377,947)	804,237	3,064,620	878,117	46,337	(136,973)	(257,803)	85,749	243,863

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,038,476)	1,303,000	3,500,410	1,120,351	(1,198,072)	1,866,994	1,789,733	-	2,681,094	261,024
Realized gain distribution	-	-	-	724,102	-	-	-	-	-	-

Realized gain (loss)	(1,038,476)	1,303,000	3,500,410	1,844,453	(1,198,072)	1,866,994	1,789,733	-	2,681,094	261,024

Change in net unrealized appreciation/depreciation of investments	1,707,434	3,119,913	12,173,945	2,690,208	970,652	3,380,340	4,157,851	-	(1,381,340)	166,883

Net gain (loss) on investments	668,958	4,422,913	15,674,355	4,534,661	(227,420)	5,247,334	5,947,584	-	1,299,754	427,907

Net increase (decrease) in net assets resulting from operations	1,161,141	4,044,966	16,478,592	7,599,281	650,697	5,293,671	5,810,611	(257,803)	1,385,503	671,770

Capital transactions:
Transfer of net premiums	1,321	657,243	2,211,093	1,666,001	(3,556)	678,720	559,567	539,980	48,000	52,780
Transfers due to death benefits	(159,288)	(206,396)	(560,535)	(612,197)	(114,915)	(321,101)	(307,374)	(231,448)	(9,565)	(233,359)
Transfers due to annuity benefit payments	(27,890)	(6,375)	(27,064)	(21,011)	(3,312)	(8,203)	(6,569)	(918)	(76)	(9,299)
Transfers due to withdrawal of funds	(1,993,486)	(2,936,896)	(10,756,685)	(8,230,272)	(895,596)	(3,672,318)	(4,893,907)	(3,037,827)	(374,306)	(541,979)
Transfers due to loans, net of repayments	-	37,454	67,730	25,224	(302)	8,433	33,154	36,858	2,264	(709)
Transfers due to rider and contingent deferred sales charges	(1,250)	(866)	(3,838)	(2,679)	(1,328)	(907)	(1,330)	1,016	(112)	(199)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(2,472)	254	(2,357)	(13,829)	593	(2,255)	(261)	221	23	451
Transfers between Sub-Accounts and to/from Fixed Account	(454,119)	(46,334)	(5,732,664)	4,827,468	(5,743,918)	(1,587,084)	9,681,273	(1,139,713)	(11,246,708)	(11,900,564)

Net increase (decrease) in net assets resulting from capital transactions	(2,637,184)	(2,501,916)	(14,804,320)	(2,361,295)	(6,762,334)	(4,904,715)	5,064,553	(3,831,831)	(11,580,480)	(12,632,878)

Total increase (decrease)	(1,476,043)	1,543,050	1,674,272	5,237,986	(6,111,637)	388,956	10,875,164	(4,089,634)	(10,194,977)	(11,961,108)

NET ASSETS, at beginning of the year	14,401,412	27,255,956	91,320,019	65,399,487	6,111,637	28,102,018	38,447,344	22,468,530	10,194,977	11,961,108

NET ASSETS, at end of the year	$12,925,369	$28,799,006	$92,994,291	$70,637,473	$-	$28,490,974	$49,322,508	$18,378,896	$-	$-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

PIMCO CommodityRealReturn® Strategy Sub-Account

Investment income
Dividends	$91,659

Expenses
Mortality and expense risk fees and administrative charges	49,880

Net investment income (loss)	41,779

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(109,382)
Realized gain distribution	127,236

Realized gain (loss)	17,854

Change in net unrealized appreciation/depreciation of investments	85,037

Net gain (loss) on investments	102,891

Net increase (decrease) in net assets resulting from operations	144,670

Capital transactions:
Transfer of net premiums	191,563
Transfers due to death benefits	(3,318)
Transfers due to annuity benefit payments	(2,047)
Transfers due to withdrawal of funds	(491,095)
Transfers due to loans, net of repayments	(823)
Transfers due to rider and contingent deferred sales charges	(133)
Transfers due to net charge (credit) to annuitant mortality fluctuation	8
Transfers between Sub-Accounts and to/from Fixed Account	50,285

Net increase (decrease) in net assets resulting from capital transactions	(255,560)

Total increase (decrease)	(110,890)

NET ASSETS, at beginning of the year	3,767,626

NET ASSETS, at end of the year	$3,656,736

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Multi-Account A (the “Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on August 3, 1994. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, and MassMutual Artistry. One of the three segments, Panorama Passage®, has multiple tiers. The unit values of these tiers differ based on the associated expense ratio.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2013, the Separate Account consists of fifty-one sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio [1]

ING Clarion Global Real Estate Sub-Account	ING Clarion Global Real Estate Portfolio [2]

Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Fund [3]

Invesco V.I. Global Heath Care Sub-Account	Invesco V.I. Global Health Care Fund [3]

Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Fund [3]

MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Fund [4]

MML Balanced Allocation Sub-Account	MML Balanced Allocation Fund [4]

MML Blend Sub-Account	MML Blend Fund [5]

MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Fund [4]

MML China Sub-Account	MML China Fund [5]

MML Conservative Allocation Sub-Account	MML Conservative Allocation Fund [4]

MML Core Allocation Sub-Account	MML American Funds® Core Allocation [4]

MML Equity Sub-Account	MML Equity Fund [5]

MML Equity Income Sub-Account	MML Equity Income Fund [4]

MML Equity Index Sub-Account	MML Equity Index Fund [4]

MML Focused Equity Sub-Account	MML Focused Equity Fund [4]

MML Foreign Sub-Account	MML Foreign Fund [4]

MML Fundamental Growth Sub-Account	MML Fundamental Growth Fund [4]

MML Fundamental Value Sub-Account	MML Fundamental Value Fund [4]

MML Global Sub-Account	MML Global Fund [4]

MML Growth Sub-Account	MML American Funds® Growth Fund [4]

MML Growth & Income Sub-Account	MML Growth & Income Fund [4]

MML Growth Allocation Sub-Account	MML Growth Allocation Fund [4]

MML High Yield Sub-Account	MML High Yield Fund [5]

MML Income & Growth Sub-Account	MML Income & Growth Fund [4]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Fund [5]

MML International Sub-Account	MML American Funds® International Fund [4]

MML Large Cap Growth Sub-Account	MML Large Cap Growth Fund [4]

MML Managed Bond Sub-Account (Initial and Service Class)	MML Managed Bond Fund [5] (Initial Class and Service Class)

MML Managed Volatility Sub-Account	MML Managed Volatility Fund [4] , 8

MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Fund [4]

MML Mid Cap Value Sub-Account	MML Mid Cap Value Fund [4]

MML Moderate Allocation Sub-Account	MML Moderate Allocation Fund [4]

MML Money Market Sub-Account	MML Money Market Fund [5]

MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund [5]

MML Small Cap Equity Sub-Account	MML Small Cap Equity Fund [5,9]

MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Fund [4]

MML Small Company Value Sub-Account	MML Small Company Value Fund [4]

MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Fund [4]

MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund [5]

MML Total Return Sub-Account	MML PIMCO Total Return Fund [4]

Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Fund/VA [6]

Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Fund/VA [6,10]

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA [6]

Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Fund/VA [6,11]

Oppenheimer Global Sub-Account	Oppenheimer Global Fund/VA [6,12]

Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Fund/VA [6]

Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Fund/VA [6]

Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Fund®/VA [6]

Oppenheimer Money Sub-Account	Oppenheimer Money Fund/VA [6]

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio [7]

In addition to the fifty-one sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”) which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	ING Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the listed Funds/Portfolios.
[7]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[8]	Prior to April 29, 2013, MML Managed Volatility Fund was formerly known as MML Large Cap Value Fund.
[9]	Prior to April 29, 2013, MML Small Cap Equity Fund was formerly known as MML Small/Mid Cap Equity Fund.
[10]	Prior to April 30, 2013, Oppenheimer Capital Income Fund/VA was formerly known as Oppenheimer Balanced Fund/VA.
[11]	Prior to April 30, 2013, Oppenheimer Discovery Mid Cap Growth Fund/VA was formerly known as Oppenheimer Small- & Mid-Cap Growth Fund/VA.
[12]	Prior to April 30, 2013, Oppenheimer Global Fund/VA was formerly known as Oppenheimer Global Securities Fund/VA.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfer from C.M. Life to the Separate Account totaled $122,058 for the year ended December 31, 2013. Net transfer from the Separate Account to C.M. Life totaled $43,541 for the year ended December 31, 2012. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2013. There have been no transfers between levels for the year ended December 31, 2013.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Fidelity® VIP Contrafund® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account
Cost of purchases	$5,036,087	$858,846	$549,300	$1,030,078	$748,913	$3,696,276	$6,744,187	$6,366,716	$3,491,964	$64,460	$5,416,357	$966,355
Proceeds from sales	(15,150,130)	(643,381)	(685,449)	(1,601,915)	(716,739)	(1,619,488)	(2,232,827)	(13,605,620)	(3,609,196)	(95,924)	(3,374,304)	(82,258)

	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account
Cost of purchases	$1,918,665	$2,515,713	$1,974,762	$494,274	$1,135,355	$24,907	$258,390	$706,112	$376,724	$1,521,110	$8,632,775	$1,362,622
Proceeds from sales	(6,604,633)	(4,010,303)	(3,302,206)	(42,442)	(2,862,012)	(8,061)	(36,602)	(2,023,461)	(136,435)	(5,928,568)	(2,124,745)	(523,702)

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account
					(Initial Class)	(Service Class)
Cost of purchases	$1,523,425	$3,689,733	$292,364	$1,453,007	$4,655,594	$483,221	$1,260,148	$7,446,937	$5,112,785	$10,620,644	$8,296,729	$1,272,956
Proceeds from sales	(5,615,100)	(6,570,600)	(160,229)	(3,058,633)	(10,003,127)	(1,735,120)	(3,083,142)	(12,808,750)	(10,492,457)	(3,484,903)	(15,734,219)	(1,397,971)

	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account
Cost of purchases	$3,831,569	$1,995,267	$208,100	$1,129,968	$254,036	$1,008,960	$1,374,321	$832,320	$615,615	$1,131,442	$3,861,968	$7,213,961
Proceeds from sales	(3,327,567)	(2,510,544)	(104,795)	(2,710,372)	(228,867)	(384,458)	(8,239,626)	(4,172,614)	(2,294,922)	(5,305,143)	(15,618,620)	(12,533,528)

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account
Cost of purchases	$1,762,843	$1,815,734	$1,951,400	$503,920
Proceeds from sales	(5,575,583)	(9,289,109)	(6,170,745)	(700,381)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2013 were as follows:

2013	Fidelity® VIP Contrafund® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account
Units purchased	137,846	13,899	9,158	15,763	35,647	130,184	152,318	79,656	28,912	1,872
Units withdrawn	(481,309)	(18,092)	(43,494)	(61,680)	(95,303)	(82,000)	(97,947)	(583,966)	(116,708)	(1,255)
Units transferred between Sub-Accounts and to/from the Fixed Account	(94,560)	9,881	16,545	19,227	(9,559)	52,081	220,293	(33,280)	6,459	(3,247)

Net increase (decrease)	(438,023)	5,688	(17,791)	(26,690)	(69,215)	100,265	274,664	(537,590)	(81,337)	(2,630)

2013 (Continued)	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
Units purchased	149,114	41,304	58,003	45,040	33,941	2,352	41,673	259	7,798	16,371
Units withdrawn	(196,565)	(7,869)	(379,771)	(151,968)	(161,630)	(525)	(130,309)	(175)	(340)	(125,971)
Units transferred between Sub-Accounts and to/from the Fixed Account	145,337	17,889	(81,911)	24,325	15,345	34,509	(44,295)	1,574	10,214	(13,128)

Net increase (decrease)	97,886	51,324	(403,679)	(82,603)	(112,344)	36,336	(132,931)	1,658	17,672	(122,728)

2013 (Continued)	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account
									(Initial Class)	(Service Class)
Units purchased	14,123	53,074	408,205	10,612	43,327	71,173	11,011	25,842	73,599	2,159
Units withdrawn	(2,555)	(242,633)	(128,998)	(16,487)	(271,973)	(195,229)	(6,539)	(214,324)	(304,974)	(58,660)
Units transferred between Sub-Accounts and to/from the Fixed Account	1,870	(81,293)	24,901	54,137	(63,138)	(140,432)	4,643	(46,262)	(142,107)	(58,572)

Net increase (decrease)	13,438	(270,852)	304,108	48,262	(291,784)	(264,488)	9,115	(234,744)	(373,482)	(115,073)

2013 (Continued)	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account
Units purchased	35,897	48,973	40,493	431,707	218,530	19,859	26,032	21,653	4,248	22,724
Units withdrawn	(167,080)	(295,329)	(280,272)	(197,532)	(797,042)	(57,456)	(108,341)	(86,159)	(3,026)	(76,326)
Units transferred between Sub-Accounts and to/from the Fixed Account	(14,462)	(47,826)	(57,922)	147,760	(137,750)	23,949	(7,076)	(1,486)	3,271	(12,244)

Net increase (decrease)	(145,645)	(294,182)	(297,701)	381,935	(716,262)	(13,648)	(89,385)	(65,992)	4,493	(65,846)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2013 (Continued)	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account
Units purchased	8,980	20,970	87,801	20,311	1,060	88,842	109,350	86,409	42,724	57,414
Units withdrawn	(10,857)	(5,814)	(511,519)	(255,752)	(136,205)	(377,137)	(539,379)	(422,851)	(165,052)	(535,554)
Units transferred between Sub-Accounts and to/from the Fixed Account	4,837	43,649	(138,692)	(63,061)	(25,172)	(145,431)	(136,850)	(50,015)	(58,857)	(98,540)

Net increase (decrease)	2,960	58,805	(562,410)	(298,502)	(160,317)	(433,726)	(566,879)	(386,457)	(181,185)	(576,680)

2013 (Continued)	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
Units purchased	34,346	22,080
Units withdrawn	(198,012)	(26,226)
Units transferred between Sub-Accounts and to/from the Fixed Account	(182,372)	(19,195)

Net increase (decrease)	(346,038)	(23,341)

2012	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account
Units purchased	151,566	7,104	10,180	17,819	33,652	167,601	1,018	136,778	93,331	30,372
Units withdrawn	(637,731)	(19,300)	(40,199)	(89,810)	(144,763)	(55,578)	(51,458)	(134,340)	(639,253)	(122,607)
Units transferred between Sub-Accounts and to/from the Fixed Account	(77,565)	39,278	44,048	3,435	(97)	71,712	(471,029)	237,154	544,826	237,277

Net increase (decrease)	(563,730)	27,082	14,029	(68,556)	(111,208)	183,735	(521,469)	239,592	(1,096)	145,042

2012 (Continued)	MML Capital Guardian Asset Allocation Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Emerging Growth Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account
Units purchased	26,594	3,029	120,941	42,498	3,702	98,749	47,043	21,926	1,859	42,501
Units withdrawn	(87,799)	(3,725)	(102,820)	(21,820)	(16,065)	(392,680)	(201,789)	(206,907)	(5)	(152,919)
Units transferred between Sub-Accounts and to/from the Fixed Account	(2,548,060)	(2,020)	343,353	20,332	(451,090)	(117,951)	19,026	42,667	17,909	(66,515)

Net increase (decrease)	(2,609,265)	(2,716)	361,474	41,010	(463,453)	(411,882)	(135,720)	(142,314)	19,763	(176,933)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2012 (Continued)	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account
Units purchased	1,500	2,558	31,999	14,563	67,546	368,640	10,082	49,825	63,594	12,436
Units withdrawn	(33)	(199)	(183,424)	(6,846)	(302,622)	(229,244)	(36,847)	(351,275)	(233,459)	(6,290)
Units transferred between Sub-Accounts and to/from the Fixed Account	864	2,202	(66,520)	2,984	(118,291)	207,430	81,311	(96,262)	145,122	(3,493)

Net increase (decrease)	2,331	4,561	(217,945)	10,701	(353,367)	346,826	54,546	(397,712)	(24,743)	2,653

2012 (Continued)	MML Large Cap Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Large Cap Value Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account
			(Initial Class)	(Service Class)
Units purchased	36,515	17,126	90,362	4,544	39,552	63,991	64,619	434,498	160,371	13,552
Units withdrawn	(246,553)	(78,220)	(297,423)	(62,132)	(198,792)	(358,671)	(290,388)	(314,219)	(1,229,256)	(47,417)
Units transferred between Sub-Accounts and to/from the Fixed Account	(9,107)	(2,006,027)	46,676	188,276	(82,190)	(140,140)	(105,481)	425,070	4,780,714	(897,389)

Net increase (decrease)	(219,145)	(2,067,121)	(160,385)	130,688	(241,430)	(434,820)	(331,250)	545,349	3,711,829	(931,254)

2012 (Continued)	MML Short-Duration Bond Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Balanced Sub-Account
Units purchased	7,998	6,513	29,176	28,744	3,585	28,732	8,009	5,436	121,061	9,806
Units withdrawn	(28,457)	(15,803)	(158,867)	(90,837)	(910)	(80,629)	(2,632)	(518)	(473,495)	(272,304)
Units transferred between Sub-Accounts and to/from the Fixed Account	137,372	(649,554)	13,416	(38,157)	5,661	(51,251)	3,293	52,268	(188,909)	1,006,359

Net increase (decrease)	116,913	(658,844)	(116,275)	(100,250)	8,336	(103,148)	8,670	57,186	(541,343)	743,861

2012 (Continued)	Oppenheimer Core Bond Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account
Units purchased	277	122,387	169,869	89,324	(129)	60,289	59,888	51,887	4,319	8,626
Units withdrawn	(169,987)	(418,206)	(668,696)	(453,436)	(257,201)	(231,671)	(483,224)	(273,710)	(28,129)	(62,112)
Units transferred between Sub-Accounts and to/from the Fixed Account	(35,054)	(14,225)	(342,913)	231,811	(1,382,458)	(101,973)	864,638	(97,397)	(852,735)	(965,155)

Net increase (decrease)	(204,764)	(310,044)	(841,740)	(132,301)	(1,639,788)	(273,355)	441,302	(319,220)	(876,545)	(1,018,641)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2012 (Continued)	PIMCO CommodityRealReturn® Strategy Sub-Account
Units purchased	18,841
Units withdrawn	(49,252)
Units transferred between Sub-Accounts and to/from the Fixed Account	5,498

Net increase (decrease)	(24,913)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2013 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account
2013	4,338,965	$19.56 to $21.66	$103,176,820	1.06%	1.18% to 1.65%		29.14% to 29.75%
2012	4,776,988	15.08 to 16.77	88,266,098	1.30	1.18 to 1.65		14.51 to 15.05
2011	5,340,718	13.11 to 14.64	86,580,622	0.96	1.18 to 1.65		(4.12) to (3.67)
2010	6,069,092	13.60 to 15.27	103,494,362	1.20	1.18 to 1.65	[8]	15.30 to 15.84
2009	6,885,165	11.74 to 13.25	102,114,120	1.36	1.18 to 1.65	[8]	33.49 to 34.12

ING Clarion Global Real Estate Sub-Account
2013	210,574	12.40 to 12.85	2,682,173	5.54	1.18 to 1.65		2.01 to 2.49
2012	204,886	12.15 to 12.54	2,549,186	0.54	1.18 to 1.65		23.59 to 24.17
2011	177,804	9.83 to 10.10	1,783,916	3.27	1.18 to 1.65		(6.85) to (6.41)
2010	198,022	10.56 to 10.79	2,122,080	8.78	1.18 to 1.65	[8]	14.10 to 14.64
2009	177,589	9.25 to 9.41	1,661,090	2.47	1.18 to 1.65	[8]	31.23 to 31.85

Invesco V.I. Diversified Dividend Sub-Account
2013	304,500	8.42 to 9.13	2,787,688	2.26	1.18 to 1.65		28.89 to 29.50
2012	322,291	6.50 to 7.08	2,286,382	2.08	1.18 to 1.65		16.78 to 17.33
2011	308,262	5.54 to 6.06	1,861,651	0.21	1.18 to 1.65		(3.69) to (3.24)
2010	338,050	5.73 to 6.30	2,109,483	0.11	1.18 to 1.65	[8]	8.51 to 9.02
2009	387,427	5.25 to 5.80	2,219,280	3.20	1.18 to 1.65	[8]	25.34 to 25.93

Invesco V.I. Global Health Care Sub-Account
2013	568,850	18.31 to 20.00	11,274,353	0.68	1.18 to 1.65		38.24 to 38.89
2012	595,540	13.18 to 14.47	8,524,628	-	1.18 to 1.65		18.92 to 19.48
2011	664,096	11.03 to 12.17	7,987,898	-	1.18 to 1.65		2.25 to 2.73
2010	742,632	10.74 to 11.90	8,694,526	-	1.18 to 1.65	[8]	3.57 to 4.06
2009	882,423	10.32 to 11.49	9,954,814	0.34	1.18 to 1.65	[8]	25.59 to 26.18

Invesco V.I. Technology Sub-Account
2013	1,116,741	4.04 to 4.05	4,626,284	-	1.18 to 1.65		23.10 to 23.68
2012	1,185,956	3.27 to 3.29	3,982,632	-	1.18 to 1.65		9.45 to 9.97
2011	1,297,164	2.97 to 3.00	3,968,031	0.18	1.18 to 1.65		(6.61) to (6.17)
2010	1,507,730	3.17 to 3.21	4,911,093	-	1.18 to 1.65	[8]	19.32 to 19.88
2009	1,712,579	2.64 to 2.69	4,653,557	-	1.18 to 1.65	[8]	54.82 to 55.55

MML Aggressive Allocation Sub-Account
2013	1,041,585	14.04 to 14.44	15,015,030	1.22	1.18 to 1.65		25.31 to 25.90
2012	941,320	11.20 to 11.47	10,780,170	0.85	1.18 to 1.65		13.83 to 14.37
2011	757,585	9.84 to 10.03	7,585,978	1.09	1.18 to 1.65		(3.46) to (3.00)
2010	646,769	10.19 to 10.34	6,677,316	1.22	1.18 to 1.65	[8]	14.15 to 14.69
2009	461,376	8.93 to 9.01	4,152,628	0.27	1.18 to 1.65	[8]	31.85 to 32.47

MML Babson Enhanced Index Core Equity Sub-Account
2013	-	-	-	-	-		-
2012[10]	-	-	-	1.99	1.18 to 1.65		8.32 to 8.49
2011	521,469	10.02 to 14.21	5,674,551	1.36	1.18 to 1.65		0.90 to 1.37
2010	616,897	9.93 to 14.01	6,531,060	1.47	1.18 to 1.65	[8]	12.33 to 12.86
2009	728,212	8.84 to 12.42	6,796,927	-	1.18 to 1.65	[8]	22.04 to 22.61

MML Balanced Allocation Sub-Account
2013	1,640,619	13.05 to 13.42	21,916,361	2.40	1.18 to 1.65		12.61 to 13.14
2012	1,365,955	11.59 to 11.86	16,134,504	1.83	1.18 to 1.65		10.56 to 11.08
2011	1,126,363	10.48 to 10.68	11,984,856	2.59	1.18 to 1.65		0.07 to 0.54
2010	977,521	10.48 to 10.62	10,350,816	1.55	1.18 to 1.65	[8]	10.89 to 11.41
2009	607,631	9.45 to 9.53	5,778,315	0.69	1.18 to 1.65	[8]	21.48 to 22.05

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Blend Sub-Account
2013	4,691,661	$15.87 to $16.52	$75,157,582	2.03%	1.18% to 1.65%		18.35% to 18.90%
2012	5,229,251	13.41 to 13.89	70,403,039	2.12	1.18 to 1.65		10.80 to 11.32
2011	5,230,347	12.11 to 12.48	63,273,986	2.05	1.18 to 1.65		3.07 to 3.55
2010	5,860,360	11.75 to 12.05	68,324,616	2.10	1.18 to 1.65	[8]	10.66 to 11.19
2009	6,722,545	10.61 to 10.84	70,380,294	2.63	1.18 to 1.65	[8]	18.58 to 19.14

MML Blue Chip Growth Sub-Account
2013	893,864	23.21 to 24.40	21,539,034	0.22	1.18 to 1.65		39.02 to 39.67
2012	975,201	16.69 to 17.47	16,824,358	0.09	1.18 to 1.65		16.37 to 16.92
2011	830,159	14.34 to 14.94	12,255,296	0.04	1.18 to 1.65		(0.29) to 0.18
2010	886,242	14.39 to 14.91	13,059,637	0.08	1.18 to 1.65	[8]	14.27 to 14.81
2009	978,841	12.59 to 12.99	12,556,485	0.18	1.18 to 1.65	[8]	40.05 to 40.71

MML Capital Guardian Asset Allocation Sub-Account
2013	-	-	-	-	-		-
2012[10]	-	-	-	2.55	1.18 to 1.65		5.44 to 5.60
2011	2,609,265	12.83 to 13.36	34,490,062	2.01	1.18 to 1.65		0.02 to 0.49
2010	3,042,517	12.83 to 13.30	40,014,703	2.42	1.18 to 1.65	[8]	10.77 to 11.29
2009	3,554,175	11.58 to 11.95	41,979,106	4.09	1.18 to 1.65	[8]	15.10 to 15.64

MML China Sub-Account
2013	16,946	16.62	281,596	1.10	1.18		9.94
2012	19,576	15.11	295,874	-	1.18		23.78
2011	22,292	12.21	272,192	-	1.18		(20.07)
2010	17,868	15.28	272,945	0.52	1.18		3.20
2009[6]	11,936	14.80	176,669	-	1.18		48.02

MML Conservative Allocation Sub-Account
2013	1,597,293	13.00 to 13.37	21,221,519	2.33	1.18 to 1.65		9.50 to 10.01
2012	1,499,407	11.88 to 12.15	18,122,844	2.02	1.18 to 1.65		9.58 to 10.09
2011	1,137,933	10.84 to 11.04	12,505,634	2.87	1.18 to 1.65		0.90 to 1.37
2010	896,471	10.74 to 10.89	9,727,064	1.57	1.18 to 1.65	[8]	10.08 to 10.60
2009	639,292	9.76 to 9.85	6,273,498	0.67	1.18 to 1.65	[8]	19.17 to 19.73

MML Core Allocation Sub-Account
2013	269,238	16.71	4,499,784	1.35	1.18		16.91
2012	217,914	14.30	3,115,127	1.60	1.18		10.38
2011	176,904	12.95	2,290,971	1.60	1.18		(1.33)
2010	115,156	13.13	1,511,448	1.59	1.18		7.89
2009[6]	43,140	12.17	524,837	0.26	1.18		21.66

MML Emerging Growth Sub-Account
2013	-	-	-	-	-		-
2012[10]	-	-	-	-	1.18 to 1.65		6.38 to 6.55
2011	463,453	4.68 to 4.95	2,251,729	-	1.18 to 1.65		(8.07) to (7.64)
2010	542,898	5.09 to 5.36	2,852,990	-	1.18 to 1.65	[8]	23.24 to 23.82
2009	610,956	4.13 to 4.32	2,584,788	-	1.18 to 1.65	[8]	10.32 to 10.84

MML Equity Sub-Account
2013	2,953,361	13.74 to 14.75	41,001,775	1.87	1.18 to 1.65		31.09 to 31.71
2012	3,357,040	10.48 to 11.20	35,418,591	1.93	1.18 to 1.65		14.15 to 14.69
2011	3,768,922	9.18 to 9.76	34,598,320	1.53	1.18 to 1.65		(5.33) to (4.88)
2010	4,370,005	9.70 to 10.26	42,047,178	1.82	1.18 to 1.65	[8]	12.89 to 13.42
2009	5,030,434	8.59 to 9.05	42,540,794	2.65	1.18 to 1.65	[8]	28.57 to 29.18

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Equity Income Sub-Account
2013	1,168,326	$21.11 to $22.19	$25,669,001	1.88%	1.18% to 1.65%		27.81% to 28.41%
2012	1,250,929	16.52 to 17.28	21,409,135	2.11	1.18 to 1.65		15.39 to 15.94
2011	1,386,649	14.31 to 14.91	20,467,832	1.64	1.18 to 1.65		(2.41) to (1.96)
2010	1,550,822	14.67 to 15.20	23,345,832	1.53	1.18 to 1.65	[8]	13.07 to 13.60
2009	1,672,427	12.97 to 13.38	22,143,201	2.44	1.18 to 1.65	[8]	23.14 to 23.72

MML Equity Index Sub-Account
2013	1,350,989	12.88 to 14.10	18,700,979	1.54	1.18 to 1.65		29.69 to 30.30
2012	1,463,333	9.89 to 10.87	15,584,934	1.52	1.18 to 1.65		13.58 to 14.12
2011	1,605,647	8.66 to 9.57	14,986,440	1.58	1.18 to 1.65		0.05 to 0.52
2010	1,892,254	8.62 to 9.57	17,567,398	1.54	1.18 to 1.65	[8]	12.64 to 13.17
2009	2,193,528	7.62 to 8.49	17,999,877	2.45	1.18 to 1.65	[8]	24.09 to 24.67

MML Focused Equity Sub-Account
2013	56,099	13.93 to 14.04	786,533	-	1.18 to 1.65		35.39 to 36.03
2012[14]	19,763	10.29 to 10.32	203,890	0.79	1.18 to 1.65		2.91 to 3.23

MML Foreign Sub-Account
2013	1,056,756	14.09 to 15.06	15,619,542	1.89	1.18 to 1.65		18.83 to 19.39
2012	1,189,687	11.80 to 12.67	14,764,304	2.12	1.18 to 1.65		17.11 to 17.66
2011	1,366,620	10.03 to 10.82	14,461,410	1.85	1.18 to 1.65		(11.38) to (10.95)
2010	1,621,397	11.27 to 12.21	19,353,021	1.58	1.18 to 1.65	[8]	2.99 to 3.47
2009	1,899,753	10.89 to 11.85	21,978,490	2.38	1.18 to 1.65	[8]	27.16 to 27.76

MML Fundamental Growth Sub-Account
2013	3,989	12.51 to 12.61	50,217	-	1.18 to 1.65		29.82 to 30.43
2012[14]	2,331	9.64 to 9.67	22,528	1.12	1.18 to 1.65		(3.64) to (3.33)

MML Fundamental Value Sub-Account
2013	22,233	13.10 to 13.20	293,161	2.25	1.18 to 1.65		28.42 to 29.02
2012[14]	4,561	10.20 to 10.23	46,653	1.04	1.18 to 1.65		2.01 to 2.33

MML Global Sub-Account
2013	1,334,249	8.40 to 11.37	15,008,923	1.17	1.18 to 1.65		26.24 to 26.83
2012	1,456,977	6.63 to 9.01	12,981,879	1.02	1.18 to 1.65		21.76 to 22.33
2011	1,674,922	5.42 to 7.40	12,227,098	0.95	1.18 to 1.65		(5.72) to (5.28)
2010	1,969,543	5.72 to 7.85	15,226,337	0.53	1.18 to 1.65	[8]	10.98 to 11.50
2009	2,336,588	5.13 to 7.07	16,244,359	0.73	1.18 to 1.65	[8]	29.80 to 30.42

MML Growth Sub-Account
2013	100,769	21.05	2,120,790	0.32	1.18		28.04
2012	87,331	16.44	1,435,412	0.20	1.18		16.03
2011	76,630	14.17	1,085,524	0.28	1.18		(5.85)
2010	47,085	15.05	708,466	0.20	1.18		16.77
2009[6]	20,481	12.89	263,909	0.35	1.18		28.85

MML Growth & Income Sub-Account
2013	1,899,487	18.01 to 18.94	35,587,799	1.32	1.18 to 1.65		30.36 to 30.98
2012	2,170,339	13.82 to 14.46	31,063,914	1.24	1.18 to 1.65		17.53 to 18.08
2011	2,523,706	11.76 to 12.24	30,589,328	1.08	1.18 to 1.65		(3.43) to (2.98)
2010	2,973,840	12.17 to 12.62	37,143,750	1.36	1.18 to 1.65	[8]	9.65 to 10.17
2009	3,424,415	11.10 to 11.46	38,797,390	2.02	1.18 to 1.65	[8]	25.57 to 26.16

MML Growth Allocation Sub-Account
2013	2,523,887	13.68 to 14.07	35,462,845	1.77	1.18 to 1.65		20.63 to 21.20
2012	2,219,779	11.34 to 11.61	25,736,556	1.41	1.18 to 1.65		12.61 to 13.14
2011	1,872,953	10.07 to 10.26	19,199,347	1.89	1.18 to 1.65		(2.04) to (1.58)
2010	1,470,314	10.28 to 10.43	15,314,949	1.19	1.18 to 1.65	[8]	13.04 to 13.58
2009	1,131,420	9.10 to 9.18	10,372,210	0.40	1.18 to 1.65	[8]	27.49 to 28.09

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Growth Equity Sub-Account
2013	-	$-	$-	-%	-%		-%
2012	-	-	-	-	-		-
2011	-	-	-	-	-		-
2010	-	-	-	-	-		-
2009	-	-	-	0.10	1.18 to 1.65	[8]	8.99 to 9.16

MML High Yield Sub-Account
2013	217,064	13.72 to 13.96	3,014,190	6.27	1.18 to 1.65		8.78 to 9.30
2012	168,802	12.61 to 12.77	2,147,237	6.55	1.18 to 1.65		14.62 to 15.16
2011	114,256	11.00 to 11.09	1,264,319	7.94	1.18 to 1.65		4.05 to 4.54
2010[7]	42,901	10.58 to 10.61	454,531	5.10	1.18 to 1.65	[8]	5.75 to 6.08

MML Income & Growth Sub-Account
2013	2,050,787	12.73 to 13.46	31,453,767	1.75	1.18 to 1.65		22.58 to 23.15
2012	2,342,571	10.34 to 10.98	29,333,007	1.07	1.18 to 1.65		10.12 to 10.64
2011	2,740,283	9.34 to 9.97	31,118,133	2.96	1.18 to 1.65		3.88 to 4.37
2010	3,172,697	8.95 to 9.60	34,788,401	3.82	1.18 to 1.65	[8]	9.87 to 10.39
2009	3,654,504	8.11 to 8.74	36,409,704	0.88	1.18 to 1.65	[8]	16.12 to 16.67

MML Inflation-Protected and Income Sub-Account
2013	1,406,708	12.91 to 13.57	18,835,255	1.84	1.18 to 1.65		(10.18) to (9.76)
2012	1,671,196	14.37 to 15.04	24,806,537	3.15	1.18 to 1.65		5.14 to 5.63
2011	1,695,939	13.67 to 14.24	23,844,566	4.95	1.18 to 1.65		11.64 to 12.16
2010	1,733,095	12.24 to 12.69	21,723,909	3.20	1.18 to 1.65	[8]	4.82 to 5.31
2009	1,848,121	11.68 to 12.05	21,994,460	1.97	1.18 to 1.65	[8]	9.35 to 9.86

MML International Sub-Account
2013	71,534	16.85	1,205,112	0.94	1.18		19.67
2012	62,419	14.08	878,697	1.30	1.18		16.00
2011	59,766	12.14	725,303	1.45	1.18		(15.36)
2010	37,322	14.34	535,109	0.91	1.18		5.56
2009[6]	14,499	13.58	196,921	0.70	1.18		35.82

MML Large Cap Growth Sub-Account
2013	1,632,459	9.68 to 11.90	18,402,946	0.38	1.18 to 1.65		31.35 to 31.97
2012	1,867,203	7.33 to 9.06	16,003,639	0.06	1.18 to 1.65		13.91 to 14.45
2011	2,086,348	6.41 to 7.95	15,644,962	0.22	1.18 to 1.65		(5.27) to (4.82)
2010	2,436,588	6.73 to 8.39	19,289,246	0.09	1.18 to 1.65	[8]	16.93 to 17.48
2009	2,813,540	5.73 to 7.18	19,046,633	0.48	1.18 to 1.65	[8]	29.60 to 30.21

MML Legg Mason Concentrated Growth Sub-Account
2013	-	-	-	-	-		-
2012	-	-	-	2.18	1.18 to 1.65		10.27 to 10.44
2011	2,067,121	6.09 to 8.06	15,803,082	0.70	1.18 to 1.65		(2.39) to (1.93)
2010	2,451,525	6.21 to 8.26	19,195,687	0.54	1.18 to 1.65	[8]	12.34 to 12.87
2009	2,866,296	5.51 to 7.35	19,970,970	0.33	1.18 to 1.65	[8]	40.48 to 41.14

MML Managed Bond Sub-Account (Initial Class)
2013	2,193,649	17.59 to 17.75	39,644,002	3.09	1.18 to 1.65		(3.25) to (2.79)
2012	2,567,131	18.18 to 18.26	47,714,877	2.86	1.18 to 1.65		4.04 to 4.53
2011	2,727,516	17.47	48,438,560	3.66	1.18 to 1.65		5.56 to 6.06
2010	2,982,693	16.47 to 16.55	49,794,456	3.74	1.18 to 1.65	[8]	5.21 to 5.71
2009	3,166,540	15.58 to 15.73	49,871,549	4.33	1.18 to 1.65	[8]	8.40 to 8.91

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)

MML Managed Bond Sub-Account (Service Class)
2013	370,223	$11.97	$4,431,541	2.84%	1.40%		(3.25)%
2012	485,296	12.37	6,003,936	2.67	1.40		4.04
2011	354,608	11.89	4,216,920	3.51	1.40		5.56
2010	308,915	11.27	3,480,048	3.72	1.40	[9]	5.22
2009[6]	143,107	10.71	1,532,221	3.52	1.40	[9]	7.07

MML Managed Volatility Sub-Account
2013	1,291,369	12.74 to 13.41	17,155,126	1.38	1.18 to 1.65		15.90 to 16.45
2012	1,437,014	10.99 to 11.51	16,400,966	0.69	1.18 to 1.65		11.31 to 11.83
2011	1,678,444	9.88 to 10.29	17,121,843	0.87	1.18 to 1.65		(5.46) to (5.02)
2010	1,999,601	10.45 to 10.84	21,428,580	0.80	1.18 to 1.65	[8]	10.51 to 11.03
2009	2,279,191	9.45 to 9.76	21,979,241	1.12	1.18 to 1.65	[8]	28.50 to 29.10

MML Mid Cap Growth Sub-Account
2013	2,450,312	25.99 to 32.28	86,456,989	0.28	1.18 to 1.65		34.45 to 35.09
2012	2,744,494	19.24 to 24.01	72,138,093	-	1.18 to 1.65		11.92 to 12.44
2011	3,179,314	17.11 to 21.45	75,155,839	-	1.18 to 1.65		(2.84) to (2.38)
2010	3,691,495	17.53 to 22.08	90,253,793	-	1.18 to 1.65	[8]	25.97 to 26.56
2009	4,232,432	13.85 to 17.53	82,285,772	-	1.18 to 1.65	[8]	42.98 to 43.65

MML Mid Cap Value Sub-Account
2013	1,943,978	28.91 to 30.81	57,207,401	1.80	1.18 to 1.65		28.30 to 28.90
2012	2,241,679	22.54 to 23.90	51,178,295	1.63	1.18 to 1.65		14.79 to 15.33
2011	2,572,929	19.63 to 20.72	50,848,634	1.98	1.18 to 1.65		(2.26) to (1.80)
2010	3,011,202	20.09 to 21.10	60,401,254	1.48	1.18 to 1.65	[8]	18.13 to 18.69
2009	3,442,666	17.00 to 17.78	58,114,967	2.13	1.18 to 1.65	[8]	28.18 to 28.79

MML Moderate Allocation Sub-Account
2013	3,542,737	13.39 to 13.77	48,608,120	1.82	1.18 to 1.65		15.65 to 16.19
2012	3,160,802	11.58 to 11.85	37,336,494	1.51	1.18 to 1.65		11.32 to 11.84
2011	2,615,453	10.40 to 10.59	27,610,427	2.02	1.18 to 1.65		(0.65) to (0.18)
2010	2,102,378	10.47 to 10.61	22,257,747	1.39	1.18 to 1.65	[8]	11.62 to 12.15
2009	1,540,060	9.38 to 9.46	14,539,395	0.69	1.18 to 1.65	[8]	23.84 to 24.43

MML Money Market Sub-Account
2013	4,284,388	9.24 to 9.50	40,456,251	-	1.18 to 1.65		(1.64) to (1.17)
2012	5,000,650	9.40 to 9.62	47,826,805	-	1.18 to 1.65		(1.64) to (1.18)
2011	1,288,821	9.55 to 9.73	12,472,178	-	1.18 to 1.65		(1.63) to (1.17)
2010	1,138,213	9.71 to 9.85	11,147,045	0.04	1.18 to 1.65	[8]	(1.63) to (1.17)
2009	1,036,263	9.87 to 9.96	10,283,456	0.06	1.18 to 1.65	[8]	(1.57) to (1.11)

MML NASDAQ-100® Sub-Account
2013	-	-	-	-	-		-
2012[10]	-	-	-	0.39	1.18 to 1.65		15.42 to 15.60
2011	931,254	4.92 to 5.19	4,745,410	0.26	1.18 to 1.65		1.45 to 1.92
2010	1,020,962	4.85 to 5.09	5,090,741	0.13	1.18 to 1.65	[8]	17.71 to 18.27
2009	1,004,323	4.12 to 4.31	4,231,954	-	1.18 to 1.65	[8]	51.28 to 51.99

MML Short-Duration Bond Sub-Account
2013	257,800	10.36 to 10.54	2,700,729	1.70	1.18 to 1.65		(0.91) to (0.44)
2012	271,448	10.45 to 10.58	2,862,200	1.93	1.18 to 1.65		1.08 to 1.56
2011	154,535	10.34 to 10.42	1,605,906	1.57	1.18 to 1.65		1.64 to 2.11
2010[7]	80,528	10.17 to 10.20	821,102	1.41	1.18 to 1.65	[8]	1.72 to 2.04

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Small Cap Equity Sub-Account
2013	1,009,251	$22.51 to $23.36	$24,641,467	1.00%	1.18% to 1.65%		38.72% to 39.37%
2012	1,098,636	16.15 to 16.84	19,295,451	-	1.18 to 1.65		16.44 to 16.99
2011	1,214,911	13.80 to 14.46	18,253,897	0.92	1.18 to 1.65		(3.77) to (3.32)
2010	1,435,785	14.28 to 15.03	22,409,131	0.74	1.18 to 1.65	[8]	21.36 to 21.93
2009	1,679,133	11.71 to 12.38	21,533,991	0.52	1.18 to 1.65	[8]	34.31 to 34.94

MML Small Cap Index Sub-Account
2013	-	-	-	-	-		-
2012[10]	-	-	-	0.93	1.18 to 1.65		7.19 to 7.35
2011	658,844	14.85 to 17.02	10,733,032	0.68	1.18 to 1.65		(1.09) to (0.63)
2010	774,479	14.94 to 17.21	12,813,864	0.57	1.18 to 1.65	[8]	23.56 to 24.14
2009	894,341	12.04 to 13.93	11,967,760	1.27	1.18 to 1.65	[8]	22.76 to 23.34

MML Small Cap Growth Equity Sub-Account
2013	692,330	17.43 to 24.45	15,502,672	-	1.18 to 1.65		46.09 to 46.77
2012	758,322	11.88 to 16.74	11,537,884	-	1.18 to 1.65		11.55 to 12.08
2011	858,572	10.60 to 15.00	11,844,950	-	1.18 to 1.65		(6.78) to (6.35)
2010	1,016,012	11.32 to 16.10	15,244,882	-	1.18 to 1.65	[8]	20.27 to 20.83
2009	1,154,031	9.36 to 13.38	14,488,219	-	1.18 to 1.65	[8]	36.14 to 36.79

MML Small Company Opportunities Sub-Account
2013	-	-	-	-	-		-
2012	-	-	-	-	-		-
2011	-	-	-	-	-		-
2010	-	-	-	-	-		-
2009	-	-	-	-	1.18 to 1.65	[8]	(9.17) to (9.03)

MML Small Company Value Sub-Account
2013	32,133	22.06	708,905	1.13	1.18		29.81
2012	27,640	17.00	469,765	-	1.18		13.63
2011	19,304	14.96	288,729	-	1.18		(2.71)
2010	15,049	15.37	231,357	1.26	1.18		19.18
2009[5]	3,721	12.90	47,998	0.25	1.18		29.00

MML Small/Mid Cap Value Sub-Account
2013	610,841	25.04 to 26.32	15,946,060	0.72	1.18 to 1.65		35.92 to 36.56
2012	676,687	18.42 to 19.28	12,943,056	0.70	1.18 to 1.65		17.11 to 17.66
2011	779,835	15.73 to 16.38	12,667,235	0.57	1.18 to 1.65		(9.01) to (8.58)
2010	910,580	17.29 to 17.92	16,159,322	0.61	1.18 to 1.65	[8]	24.77 to 25.35
2009	998,797	13.86 to 14.30	14,137,028	1.28	1.18 to 1.65	[8]	40.39 to 41.05

MML Strategic Emerging Markets Sub-Account
2013	66,432	14.01	930,823	-	1.18		(7.84)
2012	63,472	15.20	964,997	0.18	1.18		14.55
2011	54,802	13.27	727,383	0.01	1.18		(23.35)
2010	48,472	17.32	839,384	0.10	1.18		15.38
2009[6]	18,904	15.01	283,712	0.49	1.18		50.08

MML Total Return Sub-Account
2013	115,991	10.03 to 10.11	1,170,537	2.11	1.18 to 1.65		(3.45) to (3.00)
2012[14]	57,186	10.39 to 10.42	595,556	0.94	1.18 to 1.65		3.89 to 4.22

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer Capital Appreciation Sub-Account
2013	3,723,008	$10.98 to $14.96	$49,964,255	0.98%	1.18% to 1.65%		27.62% to 28.22%
2012	4,285,418	8.57 to 11.72	44,995,362	0.66	1.18 to 1.65		12.25 to 12.78
2011	4,826,761	7.59 to 10.44	45,102,958	0.38	1.18 to 1.65		(2.76) to (2.31)
2010	5,704,708	7.77 to 10.74	55,101,838	0.18	1.18 to 1.65	[8]	7.63 to 8.13
2009	6,641,087	7.19 to 9.98	59,810,626	0.33	1.18 to 1.65	[8]	42.15 to 42.82

Oppenheimer Capital Income Sub-Account
2013	1,739,141	12.12 to 12.46	21,769,920	2.35	1.18 to 1.65		11.32 to 11.84
2012	2,037,643	10.89 to 11.14	22,833,859	1.61	1.18 to 1.65		10.50 to 11.02
2011	1,293,782	9.86 to 10.03	13,063,511	2.39	1.18 to 1.65		(0.92) to (0.46)
2010	1,570,955	9.95 to 10.08	15,923,442	1.47	1.18 to 1.65	[8]	11.07 to 11.59
2009	1,953,432	8.96 to 9.03	17,757,024	-	1.18 to 1.65	[8]	19.90 to 20.46

Oppenheimer Core Bond Sub-Account
2013	806,728	13.17	10,622,141	5.17	1.40		(1.49)
2012	967,045	13.37	12,925,369	4.95	1.40		8.75
2011	1,171,809	12.29	14,401,412	6.14	1.40		6.77
2010	1,449,962	11.51	16,690,620	1.93	1.40	[9]	9.87
2009	1,854,010	10.48	19,425,077	-	1.40	[9]	8.09

Oppenheimer Discovery Mid Cap Growth Sub-Account
2013	3,437,821	7.30 to 13.01	34,239,639	0.01	1.18 to 1.65		33.76 to 34.39
2012	3,871,547	5.44 to 9.73	28,799,006	-	1.18 to 1.65		14.54 to 15.08
2011	4,181,591	4.72 to 8.49	27,255,956	-	1.18 to 1.65		(0.56) to (0.09)
2010	4,742,337	4.73 to 8.54	31,299,811	-	1.18 to 1.65	[8]	25.38 to 25.97
2009	5,479,748	3.75 to 6.81	28,952,950	-	1.18 to 1.65	[8]	30.44 to 31.05

Oppenheimer Global Sub-Account
2013	4,592,335	18.38 to 26.17	103,594,352	1.38	1.18 to 1.65		25.22 to 25.81
2012	5,159,214	14.61 to 20.90	92,994,291	2.15	1.18 to 1.65		19.28 to 19.84
2011	6,000,954	12.19 to 17.52	91,320,019	1.32	1.18 to 1.65		(9.79) to (9.36)
2010	6,905,631	13.45 to 19.42	117,088,259	1.46	1.18 to 1.65	[8]	14.07 to 14.61
2009	7,844,925	11.74 to 17.03	116,691,364	2.32	1.18 to 1.65	[8]	37.48 to 38.13

Oppenheimer Global Strategic Income Sub-Account
2013	3,050,880	19.65 to 19.99	61,812,327	5.03	1.18 to 1.65		(1.77) to (1.30)
2012	3,437,337	20.00 to 20.25	70,637,473	5.87	1.18 to 1.65		11.67 to 12.20
2011	3,569,638	17.91 to 18.05	65,399,487	3.36	1.18 to 1.65		(0.79) to (0.33)
2010	4,211,520	18.05 to 18.11	77,439,204	8.64	1.18 to 1.65	[8]	13.09 to 13.62
2009	4,866,233	15.94 to 15.97	78,721,707	0.53	1.18 to 1.65	[8]	16.89 to 17.44

Oppenheimer High Income Sub-Account
2013	-	-	-	-	-		-
2012[13]	-	-	-	16.21	1.18 to 1.65		11.33 to 11.76
2011	1,639,788	3.63 to 3.79	6,111,637	9.62	1.18 to 1.65		(3.93) to (3.48)
2010	2,057,144	3.78 to 3.93	7,940,653	6.61	1.18 to 1.65	[8]	12.94 to 13.47
2009	2,688,722	3.34 to 3.46	9,131,614	-	1.18 to 1.65	[8]	23.27 to 23.85

Oppenheimer International Growth Sub-Account
2013	1,401,487	15.34 to 20.63	31,032,899	1.35	1.18 to 1.65		23.81 to 24.39
2012	1,582,672	12.33 to 16.66	28,490,974	1.47	1.18 to 1.65		20.22 to 20.78
2011	1,856,027	10.21 to 13.86	28,102,018	1.01	1.18 to 1.65		(8.68) to (8.25)
2010	2,103,513	11.13 to 15.18	35,566,651	1.28	1.18 to 1.65	[8]	12.88 to 13.41
2009	2,377,566	9.81 to 13.45	35,879,613	1.53	1.18 to 1.65	[8]	36.97 to 37.61

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer Main Street Sub-Account
2013	3,829,469	$13.47 to $14.73	55,720,753	1.11%	1.18% to 1.65%		29.62% to 30.23%
2012	4,406,149	10.35 to 11.36	49,322,508	1.03	1.18 to 1.65		14.95 to 15.50
2011	3,964,847	8.96 to 9.88	38,447,344	0.87	1.18 to 1.65		(1.65) to (1.18)
2010	4,631,720	9.06 to 10.05	45,517,587	1.13	1.18 to 1.65	[8]	14.21 to 14.75
2009	5,417,115	7.90 to 8.80	46,435,258	2.04	1.18 to 1.65	[8]	26.19 to 26.78

Oppenheimer Money Sub-Account
2013	1,211,734	10.70 to 10.93	14,158,984	0.01	1.18 to 1.65		(1.62) to (1.16)
2012	1,557,772	10.88 to 11.06	18,378,896	0.01	1.18 to 1.65		(1.63) to (1.17)
2011	1,876,992	11.06 to 11.19	22,468,530	0.01	1.18 to 1.65		(1.62) to (1.16)
2010	2,326,313	11.24 to 11.32	28,095,037	0.03	1.18 to 1.65	[8]	(1.61) to (1.15)
2009	3,139,516	11.42 to 11.45	38,466,620	0.37	1.18 to 1.65	[8]	(1.32) to (0.85)

Panorama Growth Sub-Account
2013	-	-	-	-	-		-
2012[12]	-	-	-	1.24	1.18 to 1.65		13.75 to 13.92
2011	876,545	8.87 to 8.97	10,194,977	0.82	1.18 to 1.65		(1.39) to (0.93)
2010	1,037,312	9.00 to 9.05	12,234,949	1.17	1.18 to 1.65	[8]	13.62 to 14.16
2009	1,168,959	7.92 to 7.93	12,102,828	1.98	1.18 to 1.65	[8]	27.07 to 27.67

Panorama Total Return Sub-Account
2013	-	-	-	-	-		-
2012[11]	-	-	-	2.51	1.18 to 1.65		5.65 to 5.81
2011	1,018,641	9.13 to 9.43	11,961,108	2.81	1.18 to 1.65		(1.40) to (0.94)
2010	1,131,517	9.22 to 9.57	13,478,991	1.74	1.18 to 1.65	[8]	14.79 to 15.33
2009	1,251,319	7.99 to 8.33	12,962,938	-	1.18 to 1.65	[8]	17.82 to 18.38

PIMCO CommodityRealReturn® Strategy Sub-Account
2013	331,930	8.43 to 8.74	2,878,687	1.70	1.18 to 1.65		(16.11) to (15.72)
2012	355,271	10.05 to 10.37	3,656,736	2.37	1.18 to 1.65		3.40 to 3.89
2011	380,184	9.72 to 9.99	3,767,626	13.73	1.18 to 1.65		(9.05) to (8.63)
2010	369,602	10.69 to 10.93	4,008,862	15.06	1.18 to 1.65	[8]	22.22 to 22.79
2009	377,211	8.75 to 8.90	3,334,193	5.70	1.18 to 1.65	[8]	39.30 to 39.96

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[5]	For the period February 27, 2009 (commencement of operations) through December 31, 2009.

[6]	For the period May 1, 2009 (commencement of operations) through December 31, 2009.

[7]	For the period May 3, 2010 (commencement of operations) through December 31, 2010.

[8]

During 2011, the high end of the expense ratio for prior years was corrected to 1.65% from 2.00%. The ratios were corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[9]

During 2011, the high end of the expense ratio for prior years was corrected to 1.40% from 1.55%. The ratios were corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[10]	Effective April 27, 2012, this fund closed and is no longer available.

[11]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Sub-Account merged into Oppenheimer Balanced Sub-Account.

[12]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Sub-Account merged into Oppenheimer Main Street Sub-Account.

[13]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012 Oppenheimer High Income Sub-Account merged into Oppenheimer Global Strategic Income Sub-Account.

[14]	For the period May 1, 2012 through December 31, 2012. Effective May 1, 2012, this fund became available as an investment option in the Separate Account.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to 1.03% -1.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are annualized and are assessed through a redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, contracts issued on or after September 10, 2001 will receive an increase in the contract value allocated to the fund by 0.15% on each contract anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the contract value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at contract issue, 0.50% if age 61 through age 70 at contract issue, and 0.70% if age 71 or older at contract issue, of the contract value allocated to the funds.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 4, 2014, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2013 and 2012, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the three-year period ended December 31, 2013, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

LA2046	FF-1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles also are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the three-year period ended December 31, 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the three-year period ended December 31, 2013, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

February 21, 2014

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2013	2012

	($ In Millions Except for Par Value)
Assets:

Bonds	$4,695	$4,617
Preferred stocks	27	24
Common stock - subsidiary and affiliate	202	196
Common stocks - unaffiliated	2	5
Mortgage loans	861	772
Policy loans	179	178
Real estate	27	29
Partnerships and limited liability companies	250	230
Derivatives	419	233
Cash, cash equivalents and short-term investments	215	504
Other invested assets	106	53

Total invested assets	6,983	6,841
Investment income due and accrued	94	34
Deferred income taxes	45	45
Other than invested assets	(10)	1

Total assets excluding separate accounts	7,112	6,921
Separate account assets	1,872	1,673

Total assets	$8,984	$8,594

Liabilities:
Policyholders’ reserves	$5,051	$5,112
Liabilities for deposit-type contracts	54	59
Contract claims and other benefits	15	22
Transfers due from separate accounts	(9)	(6)
Payable to parent	15	18
Federal income taxes	26	14
Asset valuation reserve	68	65
Repurchase agreements	186	198
Derivative collateral	114	173
Derivatives	404	174
Other liabilities	117	131

Total liabilities excluding separate accounts	6,041	5,960
Separate account liabilities	1,872	1,673

Total liabilities	7,913	7,633

Shareholder’s equity:
Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	618	508

Total shareholder’s equity	1,071	961

Total liabilities and shareholder’s equity	$8,984	$8,594

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Revenue:
Premium income	$356	$385	$390
Net investment income	351	355	331
Fees and other income	41	39	40

Total revenue	748	779	761

Benefits and expenses:
Policyholders’ benefits	656	700	770
Change in policyholders’ reserves	(210)	(138)	(211)
General insurance expenses	36	45	50
Commissions	24	26	27
State taxes, licenses and fees	10	9	11

Total benefits and expenses	516	642	647

Net gain from operations before federal income taxes	232	137	114
Federal income tax expense	50	47	1

Net gain from operations	182	90	113
Net realized capital (losses) gains after tax and transfers to interest maintenance reserve	(11)	4	(22)

Net income	$171	$94	$91

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Shareholder’s equity, beginning of year	$961	$930	$837

Increase (decrease) due to:
Net income	171	94	91
Change in net unrealized capital gains (losses), net of tax	(30)	(20)	32
Change in net unrealized foreign exchange capital gains, net of tax	3	(1)	(2)
Change in other net deferred income taxes	30	(17)	(44)
Change in nonadmitted assets	(50)	(12)	42
Change in reserve valuation basis	(4)	-	-
Change in asset valuation reserve	(3)	(20)	(15)
Prior period adjustments	(6)	7	(11)
Other	(1)	-	-

Net increase	110	31	93

Shareholder’s equity, end of year	$1,071	$961	$930

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Cash from operations:
Premium and other income collected	$399	$430	$430
Net investment income	342	341	307
Benefit payments	(659)	(701)	(759)
Net transfers from separate accounts	140	150	175
Commissions and other expenses	(75)	(82)	(86)
Federal and foreign income taxes paid	(45)	(63)	(21)

Net cash from operations	102	75	46

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,319	1,772	1,511
Preferred and common stocks - unaffiliated	13	4	4
Mortgage loans	164	207	172
Real estate	2	1	4
Partnerships	57	40	80
Common stocks - affiliated	-	5	3
Derivatives	(89)	68	131
Other	(76)	(74)	(8)

Total investment proceeds	1,390	2,023	1,897

Cost of investments acquired:
Bonds	(1,370)	(1,580)	(1,981)
Preferred and common stocks - unaffiliated	(8)	(3)	(3)
Mortgage loans	(261)	(97)	(107)
Real estate	(1)	(5)	(10)
Partnerships	(81)	(40)	(84)
Common stocks - affiliated	(9)	(8)	(6)
Derivatives	(20)	(41)	(17)
Other	40	20	19

Total investments acquired	(1,710)	(1,754)	(2,189)
Net decrease in policy loans	-	18	(4)

Net cash (used in) provided by investing activities	(320)	287	(296)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(6)	27	4
Change in repurchase and reverse repurchase agreements	(11)	7	(90)
Change in derivative collateral	(59)	(56)	84
Other cash provided	5	19	(22)

Net cash used in financing and other sources	(71)	(3)	(24)

Net change in cash, cash equivalents and short-term investments	(289)	359	(274)
Cash, cash equivalents and short-term investments, beginning of year	504	145	419

Cash, cash equivalents and short-term investments, end of year	$215	$504	$145

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (d) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against shareholder’s equity, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (g) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (h) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (i) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (j) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (k) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (l) payments received for universal and variable life insurance products and certain variable and fixed deferred annuities are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (m) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year shareholder’s equity on a pretax basis with any associated tax impact reported through earnings. For the year ended December 31, 2013, the Company recorded a decrease to shareholder’s equity of $6 million related to premium income.

	Year Ended December 31, 2012

	Increase (Decrease) to:

	Prior Year Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Premium income	$9	$9	$(9)
Other	(2)	(2)	2

Total	$7	$7	$(7)

	Year Ended December 31, 2011

	Increase (Decrease) to:

	Prior Year Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(6)	$(6)	$6
Other	(4)	(4)	4
Net investment income	(1)	(1)	1

Total	$(11)	$(11)	$11

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are obligations that are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

f.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2013 and 2012. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is nonadmitted on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract.

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables and other receivables.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships for which audits are not performed and certain other receivables. These assets are designated as nonadmitted and are excluded from the Statutory Statements of Financial Position through a charge against surplus.

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection of the separate account investments is directed by individual variable annuity, variable life and other insurance contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

The Company only has separate accounts classified as nonguaranteed for which the contract holder/policyholder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts accrue to contract holders/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality table with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s experience.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual fixed deferred annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, expenses and discount interest rates.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, term life products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value, a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR, net of tax, is reported in shareholder’s equity.

u.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses) which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily consist of derivative payables, pending securities settlements, amounts held for agents, and remittances and items not allocated.

x.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

z.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses) are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, collateral type, investment structure and credit quality are critical elements in determining OTTI.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established, and recorded in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the expected loss on the loan, the valuation allowance will be adjusted. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value. A new cost basis is recorded with an adjustment to realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.3% for future benefits of two years to 2.8% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; and changes in the fair value of bonds and preferred stocks that are carried at fair value. Changes in the Company’s equity investments in partnerships, LLCs, subsidiary and certain affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in shareholder’s equity net of tax.

aa.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Income as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income that differ from the federal statutory tax rate.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In March 2011, the NAIC issued revisions to Statement of Statutory Accounting Principles (SSAP) No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure of the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, for financial instruments carried at fair value, companies are required to disclose purchases, sales, issuances and settlements on a gross basis for fair value measurements categorized in Level 3 of the fair value hierarchy. These new requirements were effective January 1, 2012.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement supersedes SSAP No. 10, “Income Taxes” and SSAP No. 10R, “Income Taxes, A Temporary Replacement of SSAP No. 10,” which expired on December 31, 2011. SSAP No. 101, which was effective on January 1, 2012, has: 1) restricted the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet the modified Risk Based Capital (RBC) ratio (Ex-DTA RBC ratio) threshold, 2) changed the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) required the disclosure of tax planning strategies that relate to reinsurance and, 4) required consideration of reversal patterns of DTAs and Deferred Tax Liabilities (DTLs) in determining the extent to which DTLs could offset DTAs on the balance sheet. There was no cumulative effect of adopting this standard.

In March 2012, the NAIC issued SSAP No. 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” which superseded SSAP No. 91R, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” The change to SSAP No. 91R incorporates the U.S. GAAP guidance of the Financial Accounting Standards Board (FASB) Statement No. 166, “Accounting for Transfers and Servicing of Financial Assets, an amendment of FASB Statement No. 140,” and Accounting Standards Update No. 2011-03, “Transfers and Servicing (Topic 860), Reconsideration of Effective Control for Repurchase Agreements,” with modifications to conform the guidance to statutory accounting concepts. These modifications are primarily related to concepts that are not applicable or consistent with statutory accounting (e.g., rejection of U.S. GAAP consideration for consolidated affiliates, references to U.S. GAAP standards, methods, references and guidance not adopted for/applicable to statutory accounting). The Company adopted the guidance prospectively as of January 1, 2013. Adoption of this guidance did not have an impact on the Company’s financial statements.

In December 2013, the NAIC adopted modifications to SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets,” to clarify the reporting of joint and several liabilities. This clarification would require the liability reported to be determined using a consistent approach among reporting entities, and will reflect the amount the insurer 1) has agreed to pay under the arrangement and 2) any additional amount the insurer expects to pay on behalf of its co-obligors. The same methodology is used for initial and subsequent measurement; therefore any changes that may impact the amount an insurer expects to pay would be reflected in the financial statements. This guidance was effective on issuance and it did not have an impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Future adoption of new accounting standards

In December 2013, the NAIC issued SSAP No. 105, “Working Capital Finance Investments,” which establishes statutory accounting principles for working capital finance investments held by reporting entities. This statement also amends SSAP No. 20, “Nonadmitted Assets,” to allow working capital finance investments as admitted assets to the extent they conform to the requirements of SSAP No. 105. This new guidance is effective January 1, 2014, and will not have a significant impact on the Company’s financial statements.

In December 2013, the NAIC adopted modifications to SSAP No. 26, “Bonds, Excluding Loan-Backed and Structured Securities,” to clarify the amortization requirements for bonds with make-whole call provisions and bonds that are continuously callable. These revisions do not allow insurers to consider make-whole call provisions in determining the timeframe for amortizing bond premium or discount unless information is known by the reporting entity indicating that the issuer is expected to invoke the provision. These clarifying changes are effective January 1, 2014. The Company is currently in the process of assessing the potential impact of this guidance.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2013

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$337	$29	$-	$366
All other governments	3	-	1	2
States, territories and possessions	97	3	3	97
Special revenue	120	11	-	131
Industrial and miscellaneous	3,776	199	66	3,909
Parent, subsidiaries and affiliates	362	24	2	384

Total	$4,695	$266	$72	$4,889

Note: The unrealized losses exclude $4 million of losses embedded in the carrying value, all of which were from NAIC Category 6 bonds.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2012

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$336	$53	$-	$389
All other governments	1	-	-	1
States, territories and possessions	92	12	-	104
Special revenue	128	23	-	151
Industrial and miscellaneous	3,714	358	18	4,054
Parent, subsidiaries and affiliates	346	19	11	354

Total	$4,617	$465	$29	$5,053

Note: The unrealized losses exclude $1 million of losses embedded in the carrying value, which include $1 million from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2013 and 2012:

		December 31,

		2013		2012

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$2,335	49%	$2,390	52%
2	Baa	1,931	41	1,824	40
3	Ba	201	4	200	4
4	B	179	4	149	3
5	Caa and lower	24	1	42	1
6	In or near default	25	1	12	-

	Total	$4,695	100%	$4,617	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes NAIC designations for RMBS and CMBS subject to modeling as of December 31, 2013 and 2012:

	December 31,

	2013				2012

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$95	99%	$202	100%	$133	97%	$261	100%
2	-	-	-	-	1	1	-	-
3	-	-	1	-	2	1	1	-
4	-	-	-	-	1	1	-	-
5	1	1	-	-	-	-	-	-

	$96	100%	$203	100%	$137	100%	$262	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2013 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$222	$226
Due after one year through five years	953	1,015
Due after five years through ten years	1,909	1,996
Due after ten years	1,611	1,652

Total	$4,695	$4,889

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Proceeds from sales	$210	$610	$570
Gross realized capital gains from sales	16	61	11
Gross realized capital losses from sales	(3)	(2)	(7)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2013

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

States, territories and possessions	$29	$2	22	$-	$-	-
Industrial and miscellaneous	973	53	577	173	16	174
Parent, subsidiaries and affiliates	-	-	-	64	5	7

Total	$1,002	$55	599	$237	$21	181

Note: The unrealized losses include $4 million of losses embedded in the carrying value, all of which were from NAIC Category 6 bonds.

	December 31, 2012

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$231	$5	160	$232	$14	321
Parent, subsidiaries and affiliates	-	-	-	80	11	12

Total	$231	$5	160	$312	$25	333

Note: The unrealized losses include $1 million of losses embedded in the carrying value, which include $1 million from NAIC Category 6 bonds and less than $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2013 and 2012, the Company has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on the present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

As of December 31, 2013, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $308 million. Securities in an unrealized loss position for less than 12 months had a fair value of $228 million and unrealized losses of $5 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $80 million and unrealized losses of $6 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2012, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $213 million. Securities in an unrealized loss position for less than 12 months had a fair value of $28 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $185 million and unrealized losses of $14 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2013 or 2012 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $3 million as of December 31, 2013 and 2012.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2013 and 2012, RMBS had a total carrying value of $163 million and $208 million and a fair value of $183 million and $223 million, of which approximately 31% and 40%, based on carrying value, was classified as Alt-A, respectively. As of December 31, 2013 and 2012, Alt-A and subprime RMBS had a total carrying value of $74 million and $110 million and a fair value of $84 million and $113 million, respectively.

During the year ended December 31, 2013, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2013 and 2012, total leveraged loans and leveraged loan CDOs had a carrying value of $630 million and $580 million and a fair value of $655 million and $597 million, of which approximately 92% and 91%, based on carrying value, were domestic leveraged loans and CDOs, respectively.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $205 million and fair value of $212 million as of December 31, 2013 and a carrying value of $270 million and fair value of $291 million as of December 31, 2012.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2013	2012

	(In Millions)

Carrying value	$27	$24
Gross unrealized gains	1	4
Gross unrealized losses	(1)	-

Fair value	$27	$28

As of December 31, 2013, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $11 million in 24 issuers, none of which were in an unrealized loss position more than 12 months. As of December 31, 2012, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $2 million in 4 issuers, all of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2013 or 2012.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $12 million as of December 31, 2013 and $13 million as of December 31, 2012.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2013	2012

	(In Millions)

Adjusted cost basis	$1	$3
Gross unrealized gains	1	2

Carrying value	$2	$5

As of December 31, 2013, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million in eight issuers. As of December 31, 2012, investments in an unrealized loss position included holdings with a fair value less that $1 million in one issuer. Based upon the Company’s impairment review process discussed in Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2013 or 2012.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $2 million as of December 31, 2013 and 2012.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stock - subsidiary and affiliate

MML Bay State primarily provides variable life and bank-owned life insurance business. The Company received a dividend from MML Bay State of $20 million in 2013. The Company did not receive a dividend from MML Bay State in 2012 or 2011. A majority of MML Bay State’s shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $2 million of shareholder’s equity is available for distribution to the shareholder in 2014 without prior regulatory approval.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2013 or 2012.

Summarized below is statutory financial information for MML Bay State:

	As of and for Years Ended
	December 31,
	2013	2012	2011

	(In Millions)

Total revenue	$104	$112	$117
Net income	22	22	29
Assets	4,588	4,489	4,411
Liabilities	4,392	4,293	4,235
Equity	196	196	176

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company has negotiated provisions, with the senior lender, within the loan documents to maximize influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2013 and 2012, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2013 and 2012.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2013		2012

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$661	$662	$521	$530
Mezzanine loans	-	-	1	1

Total commercial mortgage loans	661	662	522	531

Residential mortgage loans:
FHA insured and VA guaranteed	197	191	247	249
Other residential loans	3	3	3	3

Total residential mortgage loans	200	194	250	252

Total mortgage loans	$861	$856	$772	$783

As of December 31, 2013, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2014	$68
2015	49
2016	75
2017	44
2018	60
Thereafter	365

Commercial mortgage loans	661
Residential mortgage loans	200

Total	$861

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2013

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$284	$287	$58	$25	$7	$661
Residential mortgage loans:
FHA insured and VA guaranteed	197	-	-	-	-	197
Other residential loans	3	-	-	-	-	3

Total residential mortgage loans	200	-	-	-	-	200

Total mortgage loans	$484	$287	$58	$25	$7	$861

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2012

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$152	$224	$68	$62	$15	$521
Mezzanine loans	-	-	-	-	1	1

Total commercial mortgage loans	152	224	68	62	16	522

Residential mortgage loans:
FHA insured and VA guaranteed	247	-	-	-	-	247
Other residential loans	3	-	-	-	-	3

Total residential mortgage loans	250	-	-	-	-	250

Total mortgage loans	$402	$224	$68	$62	$16	$772

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2013

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$297	$4	$5	$306	46%
Apartments	109	-	3	112	17
Industrial and other	100	10	-	110	17
Hotels	68	-	4	72	11
Retail	42	-	19	61	9

Total	$616	$14	$31	$661	100%

	December 31, 2012

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$221	$20	$10	$251	48%
Apartments	81	-	1	82	16
Industrial and other	70	45	-	115	22
Hotels	21	-	5	26	5
Retail	27	2	19	48	9

Total	$420	$67	$35	$522	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 86.3% as of December 31, 2013 and 89.5% as of December 31, 2012. The Company did not have any mezzanine loans as of December 31, 2013. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 93.0% as of December 31, 2012.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2013

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$215	62%
New York	80	51%
Illinois	46	53%
Texas	33	57%
Massachusetts	29	61%
Pennsylvania	26	52%
All other states	186	59%
Canada	35	66%
United Kingdom	11	48%

Total commercial mortgage loans	$661	59%

Note: All other states consists of 23 states, with no individual state exposure exceeding $25 million.

	December 31, 2012

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$141	70%
Texas	35	70%
New York	32	49%
Massachusetts	31	62%
Illinois	27	83%
Pennsylvania	27	50%
All other states	184	61%
Canada	35	67%
United Kingdom	10	48%

Total commercial mortgage loans	$522	64%

Note: All other states consists of 23 states, with no individual state exposure exceeding $23 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2013			2012

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	1.1%	10.0%	4.8%	1.2%	8.4%	5.2%
Residential mortgage loans	2.5%	10.0%	5.7%	2.6%	10.0%	5.7%
Mezzanine mortgage loans	-%	-%	-%	9.0%	12.0%	10.1%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2013			2012

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.3%	10.0%	4.1%	3.7%	4.8%	4.2%
Residential mortgage loans	4.8%	5.1%	5.0%	5.1%	5.3%	5.1%

The following presents a summary of the Company’s impaired mortgage loans:

As of December 31, 2013, the carrying value, average carrying value, unpaid principal balance, valuation allowance and interest income of commercial mortgage loans with an allowance recorded were each less than $1 million.

	December 31, 2012

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Mezzanine loans	$-	$-	$1	$(1)	$-

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	1	-	-

Total impaired commercial mortgage loans	$-	$-	$2	$(1)	$-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Mezzanine loans	$-	$-	$2	$(2)	$-

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	1	1	-	-

Total impaired commercial mortgage loans	$-	$1	$3	$(2)	$-

The following presents changes in the valuation allowance recorded for the Company’s mortgage loans:

	Years Ended December 31,
	2013			2012			2011

	Commercial

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$-	$(1)	$(1)	$-	$(2)	$(2)	$(7)	$(3)	$(10)
Additions	(4)	(1)	(5)	-	-	-	-	-	-
Decreases	-	1	1	-	1	1	5	-	5
Write-downs	4	1	5	-	-	-	2	1	3

Ending balance	$-	$-	$-	$-	$(1)	$(1)	$-	$(2)	$(2)

As of December 31, 2013, the Company did not hold any past due mortgage loans and it did not hold any mortgage loans with interest past due as of December 31, 2013, 2012 or 2011. There were no commercial mezzanine loans for which the Company had suspended interest accruals as of December 31, 2013. The carrying value of commercial mezzanine loans for which the Company had suspended interest accruals was $1 million as of December 31, 2012. The Company had no restructured commercial mortgage loans as of December 31, 2013 and one restructured commercial mortgage loan with a total carrying value of less than $1 million as of December 31, 2012. There were no restructured residential mortgage loans as of December 31, 2013 or 2012.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2013	2012

	(In Millions)

Held for the production of income	$41	$43
Accumulated depreciation	(7)	(6)
Encumbrances	(7)	(8)

Total real estate	$27	$29

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale.

The carrying value of non-income producing real estate was $1 million as of December 31, 2013. As of December 31, 2012, the Company did not hold any non-income producing real estate.

Depreciation expense on real estate was $1 million for the years ended December 31, 2013, 2012 and 2011.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2013	2012

	(In Millions)

Joint venture interests:
Real estate	$93	$84
Common stock	78	84
Fixed maturities/preferred stock	44	46
Other	6	6
Surplus notes	22	-
LIHTC	5	6
Mortgage loans	2	4

Total	$250	$230

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2013 or 2012 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Bonds	$238	$237	$235
Preferred stocks	1	1	1
Common stocks - subsidiary	20	-	-
Mortgage loans	42	44	50
Policy loans	9	9	10
Real estate	3	3	2
Partnerships and LLCs	25	30	20
Derivatives	18	29	12
Cash, cash equivalents and short-term investments	1	2	1
Other	-	-	2

Subtotal investment income	357	355	333
Amortization of the IMR	9	14	11
Investment expenses	(15)	(14)	(13)

Net investment income	$351	$355	$331

i.	Net realized capital gains (losses)

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Bonds	$9	$48	$(10)
Preferred stocks	2	1	1
Common stocks - unaffiliated	2	1	1
Mortgage loans	(4)	6	(4)
Partnerships and LLCs	(2)	(7)	2
Derivatives	(112)	48	96
Other	(2)	1	(1)

Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	(107)	98	85
Net federal and state tax expense	(6)	(13)	(6)

Net realized capital (losses) gains before deferral to the IMR	(113)	85	79
Net after tax losses (gains) deferred to the IMR	102	(81)	(101)

Net realized capital (losses) gains	$(11)	$4	$(22)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2013, the IMR liability balance of $7 million was negative, therefore, was nonadmitted and excluded from the Statutory Statements of Financial Position through a charge against surplus. As of December 31, 2012, the IMR liability balance was $103 million and included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2u. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Bonds	$(4)	$(11)	$(14)
Mortgage loans	(5)	-	(4)
Partnerships and LLCs	(1)	(6)	(5)

Total	$(10)	$(17)	$(23)

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $2 million, $8 million and $11 million, respectively, of OTTI on structured and loan backed securities primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2013, 25% of the $4 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2012, 64% of the $11 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2011, 79% of the $14 million of bond OTTI were determined using internally developed models.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2z. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Repurchase agreements

The Company had repurchase agreements with carrying values of $186 million as of December 31, 2013 and $198 million as of December 31, 2012. As of December 31, 2013, the maturity of these agreements was January 2, 2014 and the interest rate was 0.1%. The outstanding amounts were collateralized by bonds with a value of $186 million as of December 31, 2013 and $199 million as of December 31, 2012.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic assets with a net notional amount of $76 million as of December 31, 2013 and $117 million as of December 31, 2012. Of this amount, $13 million as of December 31, 2013 and $13 million as of December 31, 2012, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by accounting rules, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. When interest rates increase, caps and payer swaptions increase in value, helping to support the asset portfolio in an environment where policyholders may surrender policies to take advantage of higher yields available on alternative products. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. When interest rates decrease, floors and receiver swaptions increase in value helping to support the portfolio yield in an environment where new investments offer less yield, but policyholders continue to receive competitive credited rates due to contractual minimums. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss as interest rates rise. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties generally enter into master agreements that require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts. These same master agreements allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Net collateral pledged by the counterparties was ($13) million as of December 31, 2013 and $42 million as of December 31, 2012. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral was $6 million as of December 31, 2013 and $4 million as of December 31, 2012. The statutory reporting rules define net amount at risk as net collateral pledged and statement values excluding accrued interest. The net amount at risk was $20 million as of December 31, 2013 and $4 million as of December 31, 2012. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2013

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$387	$4,890	$391	$5,957
Options	31	1,380	-	-
Currency swaps	1	10	10	152
Forward contracts	-	2	2	151
Credit default swaps	-	16	1	45
Financial futures - long positions	-	510	-	-

Total	$419	$6,808	$404	$6,305

	December 31, 2012

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$191	$7,826	$192	$6,026
Options	44	1,984	(18)	100
Currency swaps	(2)	38	-	81
Forward contracts	-	103	1	78
Credit default swaps	-	52	(1)	23
Financial futures - long positions	-	602	-	-

Total	$233	$10,605	$174	$6,308

Derivative assets and derivative liabilities in the current year are presented on a gross basis per amendments to SSAP No. 86, “Accounting for Derivative Instruments and Hedging Activities”. Prior year amounts that were presented on a net basis have not been restated as the amendments were effective on a prospective basis. For 2012, the balance of derivative assets on a gross basis was $700 million and the balance of derivative liabilities on a gross basis was $642 million. In addition, derivative due and accrued (which reside in other than invested assets) and interest expense (which reside in other liabilities) were not restated to conform to current year presentation. For the year ended, the balance of derivative income due and accrued as $42 million and the balance of derivative interest expense was $6 million.

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. In the event of default, the Company is fully exposed to the notional amounts of $76 million as of December 31, 2013 and $117 million as of December 31, 2012. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The weighted average fair value of outstanding derivative financial instrument assets was $428 million for the year ended December 31, 2013 and was $223 million for the year ended December 31, 2012. The weighted average fair value of outstanding derivative financial instrument liabilities was $390 million for the year ended December 31, 2013 and was $150 million for the year ended December 31, 2012.

The following represents the Company’s gross notional interest rate swap positions:

	December 31,
	2013	2012

	(In Millions)

Open interest rate swaps in a fixed pay position	$5,986	$8,274
Open interest rate swaps in a fixed receive position	4,861	5,578

Total interest rate swaps	$10,847	$13,852

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended December 31, 2013

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Losses on Open Contracts

	(In Millions)

Interest rate swaps	$(12)	$(3)
Currency swaps	4	(8)
Options	(2)	(29)
Credit default swaps	-	(1)
Forward contracts	(4)	-
Financial futures - long positions	(94)	-
Financial futures - short positions	(4)	-

Total	$(112)	$(41)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2012

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(10)	$26
Currency swaps	(6)	2
Options	23	(86)
Forward contracts	9	(5)
Financial futures - long positions	35	-
Financial futures - short positions	(3)	-

Total	$48	$(63)

	Year Ended December 31, 2011

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(1)	$(89)
Currency swaps	-	3
Options	(28)	85
Credit default swaps	-	(1)
Forward contracts	9	3
Financial futures - long positions	118	-
Financial futures - short positions	(2)	-

Total	$96	$1

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2013

	Gross	Due & Accrued	Gross Amounts Offset	Net	Collateral Posted	Net Amount

	(In Millions)

Derivative assets	$419	$41	$(231)	$229	$(133)	$96
Derivative liabilities	404	68	(231)	241	(146)	95

Net	$15	$(27)	$-	$(12)	$13	$1

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2012

	Gross	Due & Accrued	Gross Amounts Offset	Net	Collateral Posted	Net Amount

	(In Millions)

Derivative assets	$699	$42	$(499)	$242	$(245)	$(3)
Derivative liabilities	641	61	(499)	203	(203)	-

Net	$58	$(19)	$-	$39	$(42)	$(3)

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2013

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$337	$366	$-	$365	$1
All other governments	3	2	-	2	-
States, territories and possessions	97	97	-	97	-
Special revenue	120	131	-	131	-
Industrial and miscellaneous	3,776	3,909	-	2,500	1,409
Parent, subsidiaries and affiliates	362	384	-	154	230
Preferred stocks	27	27	12	1	14
Common stock - unaffiliated	2	2	-	-	2
Common stock - subsidiary and affiliate	6	6	6	-	-
Mortgage loans - commercial	661	662	-	-	662
Mortgage loans - residential	200	194	-	-	194
Cash, cash equivalents and short-term investments	215	215	(32)	247	-
Separate account assets	1,872	1,872	1,872	-	-
Derivatives:
Interest rate swaps	387	387	-	387	-
Options	31	31	-	31	-
Currency swaps	1	1	-	1	-
Financial liabilities:
Repurchase agreements	186	186	-	186	-
Investment-type insurance contracts:
Individual annuity contracts	3,368	3,484	-	-	3,484
Supplementary contracts	45	45	-	-	45
Derivatives:
Interest rate swaps	391	391	-	391	-
Currency swaps	10	10	-	10	-
Forward contracts	2	2	-	2	-
Credit default swaps	1	1	-	1	-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2012

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$336	$389	$-	$388	$1
All other governments	1	1	-	1	-
States, territories and possessions	92	104	-	104	-
Special revenue	128	151	-	151	-
Industrial and miscellaneous	3,714	4,054	-	2,707	1,347
Parent, subsidiaries and affiliates	346	354	-	149	205
Preferred stocks	24	28	12	2	14
Common stock - unaffiliated	5	5	3	-	2
Mortgage loans - commercial	522	531	-	-	531
Mortgage loans - residential	250	252	-	-	252
Cash, cash equivalents and short-term investments	504	504	32	472	-
Separate account assets	1,673	1,673	1,673	-	-
Derivatives:
Interest rate swaps	191	191	-	191	-
Options	44	44	-	44	-
Currency swaps	(2)	(2)	-	(2)	-
Financial liabilities:
Repurchase agreements	198	198	-	198	-
Investment-type insurance contracts:
Individual annuity contracts	3,404	3,759	-	-	3,759
Supplementary contracts	51	51	-	-	51
Derivatives:
Interest rate swaps	192	192	-	192	-
Options	(18)	(18)	-	(18)	-
Forward contracts	1	1	-	1	-
Credit default swaps	(1)	(1)	-	(1)	-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities and mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value for investment-type insurance contracts is determined as follows:

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities carried at fair value:

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$1	$1	$2
Parent, subsidiaries and affiliates	-	18	-	18
Preferred stocks	1	-	-	1
Common stock - unaffiliated	-	-	2	2
Common stock - subsidiary and affiliate	6	-	-	6
Separate account assets	1,872	-	-	1,872
Derivatives:
Interest rate swaps	-	387	-	387
Options	-	31	-	31
Currency swaps	-	1	-	1
Credit default swaps	-	-	-	-

Total financial assets carried at fair value	$1,879	$438	$3	$2,320

Financial liabilities:
Repurchase agreements	$-	$186	$-	$186
Derivatives:
Interest rate swaps	-	391	-	391
Currency swaps	-	10	-	10
Forward contracts	-	2	-	2
Credit default swaps	-	1	-	1

Total financial liabilities carried at fair value	$-	$590	$-	$590

For the years ended December 31, 2013 and 2012, there were no significant transfers between Level 1 and Level 2.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2012

	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$4	$-	$4
Common stock - unaffiliated	3	-	2	-	5
Separate account assets	1,673	-	-	-	1,673
Derivatives:
Interest rate swaps	-	631	-	(440)	191
Options	-	62	-	(18)	44
Currency swaps	-	4	-	(6)	(2)
Forward contracts	-	-	-	-	-
Credit default swaps	-	2	-	(2)	-

Total financial assets carried at fair value	$1,676	$699	$6	$(466)	$1,915

Financial liabilities:
Repurchase agreements	-	198	-	-	198
Derivatives:
Interest rate swaps	$-	$632	$-	$(440)	$192
Options	-	-	-	(18)	(18)
Currency swaps	-	6	-	(6)	-
Forward contracts	-	1	-	-	1
Credit default swaps	-	1	-	(2)	(1)

Total financial liabilities carried at fair value	$-	$838	$-	$(466)	$372

(1) Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Year Ended December 31, 2013

	Bonds Industrial and Miscellaneous	Common Stock Unaffiliated	Total Level 3 Financial Assets Carried at Fair Value

		(In Millions)

Balance as of January 1, 2013	$4	$2	$6
(Losses) gains in net income	(1)	-	(1)
Gains in surplus	-	1	1
Purchases	-	-	-
Issuances	-	-	-
Sales	-	(1)	(1)
Settlements	(4)	-	(4)
Other transfers	2	-	2

Balance as of December 31, 2013	$1	$2	$3

	Year Ended December 31, 2012

	Bonds Industrial and Miscellaneous	Common Stock Unaffiliated	Total Level 3 Financial Assets Carried at Fair Value

		(In Millions)

Balance as of January 1, 2012	$3	$4	$7
(Losses) gains in net income	(2)	1	(1)
Losses in surplus	-	(2)	(2)
Issuances	6	-	6
Settlements	(8)	(1)	(9)
Other transfers	5	-	5

Balance as of December 31, 2012	$4	$2	$6

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2013		2012

	Gross	Net	Gross	Net

	(In Millions)

Ordinary renewal	$(27)	$(26)	$(24)	$(23)
Group life	-	-	1	1

Total	$(27)	$(26)	$(23)	$(22)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary renewal business consists of the basic amount of premium required on the underlying life insurance policies.

7.	Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Fee income:
Recordkeeping and other services	$2	$1	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	51	56	62

The Company reported less than $1 million as amounts due from an affiliate as of December 31, 2013 and 2012. The Company reported $15 million and $18 million as amounts due to subsidiaries and affiliates as of December 31, 2013 and 2012, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has modified coinsurance (Modco) quota-share reinsurance agreements with MassMutual where the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

Refer to Note 15. “Subsequent events” for information related to the Modco reinsurance agreement with MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 1.34% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $131 million in 2013, $140 million in 2012 and $72 million in 2011 and it was not exceeded in any of the years.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

The net amounts outstanding with MassMutual for the various reinsurance agreements were $5 million and $4 million due from MassMutual as of December 31, 2013 and 2012, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Premium expense ceded, related to:
Modified coinsurance agreements	$(11)	$(11)	$(12)
Stop-loss agreements	(1)	(1)	(1)
Coinsurance agreements	(49)	(52)	(56)

Modified coinsurance adjustments ceded, included in fees and other expense	(22)	(26)	(27)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Modified coinsurance agreements	3	3	3
Coinsurance agreements	16	16	16

Policyholder benefits ceded, related to:
Modified coinsurance agreements	26	32	30
Coinsurance agreements	66	90	80

The Company and its subsidiary, MML Bay State, participate in variable annuity exchange programs with its parent, MassMutual, where certain variable annuity contract holders of either company can make nontaxable exchanges of their contracts for enhanced variable annuity contracts of the other company. The Company recorded premium income of $1 million in 2013, 2012 and 2011. The Company recorded surrender benefits of $2 million in 2013 and 2012 and $5 million in 2011, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not receive any net commissions for the years ended December 31, 2013, 2012 or 2011.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 7. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

Refer to Note 15. “Subsequent events” for information on the Company’s reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2013, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $311 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Direct premium	$507	$536	$542
Premium ceded	(151)	(151)	(152)

Total net premium	$356	$385	$390

Reinsurance recoveries ceded	$152	$233	$194

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2013	2012

	(In Millions)

Reinsurance reserves ceded	$(1,138)	$(1,113)

Amounts recoverable from reinsurers	40	47

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2013, one reinsurer accounted for 30% of the outstanding reinsurance recoverable and the next largest reinsurer had 17% of the balance. The Company believes that exposures to a single reinsurer do not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

In 2012, the Company executed two new agreements, which included policies or contracts that were in force and had existing reserves established by the Company. The reinsurance reserves ceded for these agreements were $11 million.

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $38,340 million and $40,266 million as of December 31, 2013 and 2012, respectively. Of this total, the Company had $1,324 million and $1,443 million of life insurance in force as of December 31, 2013 and 2012, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by types of product:

	December 31,
	2013				2012

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual annuities	$3,381	4.5%	-	9.0%	$3,416	4.5%	-	9.0%
Individual universal and variable life	1,593	4.0%	-	4.5%	1,620	4.0%	-	4.5%
Group life	74	2.5%	-	4.0%	73	2.5%	-	4.0%
Individual life	3	4.5%	-	4.5%	3	4.5%	-	4.5%

Total	$5,051				$5,112

Group life includes corporate-owned life insurance products and individual life includes term insurance.

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $54 million and $59 million as of December 31, 2013 and 2012, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 0.3% - 3.3% as of December 31, 2013 and 2012.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits on certain annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2012	$20
Incurred guarantee benefits	(11)
Paid guarantee benefits	(1)

Liability as of December 31, 2012	8
Incurred guarantee benefits	(5)
Paid guarantee benefits	(1)

Liability as of December 31, 2013	$2

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2013 and 2012. As of December 31, 2013 and 2012, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account value, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2013			2012

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$1,758	$40	64	$1,620	$58	64

Account balances of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2013	2012

	(In Millions)

Separate account	$1,392	$1,266
General account	366	354

Total	$1,758	$1,620

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2013	2012

	(In Millions)

Beginning balance	$559	$525
Net liability (decrease) increase	(34)	34

Ending balance	$525	$559

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Federal income taxes

The Company provides for deferred income taxes in accordance with the NAIC issued guidance, and has met the required threshold to utilize the 3 year reversal period and 15% of surplus limitation.

The net DTA or net DTL recognized in the Company’s assets, liabilities and shareholder’s equity is as follows:

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$153	$32	$185
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	153	32	185
DTAs nonadmitted	(113)	(22)	(135)

Subtotal net admitted DTA	40	10	50
Total gross DTLs	(1)	(4)	(5)

Net admitted DTA(L)	$39	$6	$45

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$152	$20	$172
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	152	20	172
DTAs nonadmitted	(90)	-	(90)

Subtotal net admitted DTA	62	20	82
Total gross DTLs	(29)	(8)	(37)

Net admitted DTA(L)	$33	$12	$45

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$1	$12	$13
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	1	12	13
DTAs nonadmitted	(23)	(22)	(45)

Subtotal net admitted DTA	(22)	(10)	(32)
Total gross DTLs	28	4	32

Net admitted DTA(L)	$6	$(6)	$-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$39	$1	$40
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	-	5	5
2. Adjusted gross DTA allowed per limitation threshold	144	5	149

Lesser of lines 1 or 2	-	5	5
Adjusted gross DTAs offset by existing DTLs	1	4	5

Total admitted DTA realized within 3 years	$40	$10	$50

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	33	12	45
2. Adjusted gross DTA allowed per limitation threshold	124	12	136

Lesser of lines 1 or 2	33	12	45
Adjusted gross DTAs offset by existing DTLs	29	8	37

Total admitted DTA realized within 3 years	$62	$20	$82

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$39	$1	$40
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(33)	(7)	(40)
2. Adjusted gross DTA allowed per limitation threshold	20	(7)	13

Lesser of lines 1 or 2	(33)	(7)	(40)
Adjusted gross DTAs offset by existing DTLs	(28)	(4)	(32)

Total admitted DTA realized within 3 years	$(22)	$(10)	$(32)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2013	2012

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	1314%	1196%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$992	$908

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2013

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	4%	4%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	15%	15%

	December 31, 2012

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	7%	7%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	27%	27%

	Change

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	(3)%	(3)%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	(12)%	(12)%

There are no reinsurance strategies included in the Company’s tax-planning.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Federal income tax expense on operating earnings	$50	$46	$1
Foreign income tax expense on operating earnings	-	1	-

Total federal and foreign income tax expense on operating earnings	50	47	1
Federal income tax expense on net realized capital gains	6	13	6

Total federal and foreign income tax expense	$56	$60	$7

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

		December 31,
	2013	2012	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$66	$74	$(8)
Policy acquisition costs	49	52	(3)
Investment items	24	8	16
Tax credits	4	8	(4)
Nonadmitted assets	3	3	-
Unrealized investment losses	2	1	1
Other	5	6	(1)

Total ordinary DTAs	153	152	1
Nonadmitted DTAs	(113)	(90)	(23)

Admitted ordinary DTAs	40	62	(22)

Capital
Unrealized investment losses	9	-	9
Investment items	23	20	3

Total capital DTAs	32	20	12
Nonadmitted DTAs	(22)	-	(22)

Admitted capital DTAs	10	20	(10)

Admitted DTAs	50	82	(32)

DTLs:
Ordinary
Deferred and uncollected premium	-	1	(1)
Investment Items	-	27	(27)
Other	1	1	-

Total ordinary DTLs	1	29	(28)

Capital
Unrealized investment gains	4	8	(4)

Total capital DTLs	4	8	(4)

Total DTLs	5	37	(32)

Net admitted DTA	$45	$45	$-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Net DTA(L)	$45	$5	$(48)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains (losses)	(15)	(22)	4

Change in net deferred income taxes	$30	$(17)	$(44)

As of December 31, 2013, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $4 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Shareholder’s Equity and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Provision computed at statutory rate	$44	$82	$70
Nonadmitted assets	1	1	-
Foreign governmental income taxes	-	1	-
Investment items	(15)	(7)	(14)
Tax credits	(2)	(3)	(3)
Change in reserve valuation basis	(1)	-	(2)
Other	(1)	3	-

Total statutory income tax expense	$26	$77	$51

Federal and foreign income tax expense	$56	$60	$7
Change in net deferred income taxes	(30)	17	44

Total statutory income tax expense	$26	$77	$51

During the years ended December 31, 2013, 2012 and 2011, the Company paid federal income taxes in the amounts of $45 million, $63 million and $21 million, respectively.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns, which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2013	$8
Gross change related to positions taken in prior years	-
Gross change related to positions taken in current year	-
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2013	$8

Included in the liability for unrecognized tax benefits as of December 31, 2013, are $8 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2013, includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements was $1 million as of December 31, 2013 and 2012. The Company has accrued no penalties related to the liability for unrecognized tax benefits. The Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease within the next twelve months.

The Internal Revenue Service (IRS) has completed its examination of the years 2007 and prior. The IRS is currently auditing the years 2008 through 2010. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

In July 2012, the IRS issued an industry directive that addressed the proper timing of partial worthlessness tax deductions claimed by insurance companies for certain securities, including regular interests in mortgage backed securities. As a result of the industry directive, the Company recorded a net federal income tax benefit of $21 million in net realized capital gains, with a corresponding net decrease in DTAs recorded through shareholder’s equity in the fourth quarter of 2012.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allowed the extension of 50% bonus depreciation through 2012. The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

11.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $182 million of shareholder’s equity is available for distribution to the shareholder in 2014 without prior regulatory approval. The Company did not pay a dividend to MassMutual in 2013, 2012 or 2011.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk.

As interest rates increase, certain debt securities may experience slower amortization or prepayment speeds than assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as interest rates approach minimum guarantees, potentially resulting in an increased liability of the Company.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Housing market trends began to improve in May 2012. Real estate values are up approximately 13.7% nationally in 2013 according to the Case-Shiller index. Increased demand and slowing rates of foreclosures and delinquencies have improved the supply/demand fundamentals. There are regional differences in price performance that are likely to continue. The rate of foreclosure resolutions remains low but is improved from post-crisis bottoms.

Liquidity for securities issued in 2008 and earlier has been favorable. During the year, prices improved sharply due to limited supply and improved housing market expectations. Profit taking began in mid-May 2013 as loss adjusted yields began to widen from very tight levels. More recently, prices have been fairly stable and have recovered to their highs for the year.

U.S. economic growth continues to be fueled by the housing recovery, private sector resiliency and slow but continued, global recovery. Real estate fundamentals remain strong, particularly in the major markets, and continue to improve. These factors coupled with strong investor demand provided liquidity to the market. Weakness in the public sector, sluggish job growth and macro-economic issues are factors that are closely monitored to identify any impact on the commercial real estate markets.

Despite the passage of legislation funding the federal government and increasing the U.S. debt ceiling, uncertainty related to the U.S. fiscal situation and economic stability remains. These uncertainties continue to be risk factors for the Company’s investment portfolio.

The Company has a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. The RMBS sector is highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis and/or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets.

Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management’s judgment regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company has investments in European leveraged loans that have higher yields than investment grade debt instruments, reflecting additional risk of default. The average secondary price of leveraged loans in Europe was up 5.5% during 2013, driven by underlying corporate performance and a pick-up in prepayments and primary activity. Underlying concerns over the macroeconomic outlook and debt burden of certain parts of the Eurozone remain, but the Company’s direct exposure on loans to companies in these countries is limited. While significant progress has been made on the refinancing required in the European loan market, a number of weaker borrowers continue to face maturities over the next three years and uncertainty over the sources of this refinancing may lead to an increase in reported default rates going forward.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved from time to time in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

e.	Commitments

As of December 31, 2013 and 2012, the Company approved financing of $228 million for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2013 and 2012 were $188 million and $167 million, respectively, with interest of $4 million, $3 million and $4 million for the years ended December 31, 2013, 2012 and 2011, respectively. The unfunded amount of the facility, totaling $40 million as of December 31, 2013, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2013, the Company had the following commitments:

	2014	2015	2016	2017	There- after	Total

	(In Millions)

Private placements	$66	$41	$-	$-	$4	$111
Mortgage loans	23	28	10	-	6	67
Partnerships and LLCs	7	10	2	13	38	70
LIHTCs (including equity contributions)	-	-	-	-	2	2

Total	$96	$79	$12	$13	$50	$250

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2013 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$14	$-	$-	$14	-%
At book value less current surrender charge of 5% or more	15	-	-	15	-
At fair value	-	-	1,389	1,389	30

Subtotal	29	-	1,389	1,418	30
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,382	-	-	3,382	70
Not subject to discretionary withdrawal	22	-	-	22	-

Total	$3,433	$-	$1,389	$4,822	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2013 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$3,379
Liabilities for deposit-type contracts	54

Subtotal	3,433

Separate Account Annual Statement:
Annuities	1,389

Total	$4,822

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2013 is as follows:

Non Guaranteed

(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2013	$71

Reserves at December 31, 2013:
For accounts with assets at:
Fair value	$1,863

Subtotal	$1,863
Nonpolicy liabilities	9

Total	$1,872

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,863

Subtotal	$1,863
Nonpolicy liabilities	9

Total	$1,872

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a summary reconciliation of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$71	$72	$81
Transfers from separate accounts	(213)	(220)	(253)

Net transfers from separate accounts	$(142)	$(148)	$(172)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

The Company has included the following non-cash inflows (outflows) in the Statutory Statements of Cash Flows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Bank loan rollovers(1)	$208	$189	$153
Bond conversions and refinancing	39	45	33
Bond transfer to other invested assets	28	-	-
Mortgages converted to other invested assets	8	1	18
Stock conversions	2	-	1

(1)Bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds.

15.	Subsequent events

The Company has evaluated subsequent events through February 21, 2014, the date the financial statements were available to be issued.

Effective January 1, 2014, the Company recaptured certain life insurance policies that were ceded to MassMutual under a Modco reinsurance arrangement. As part of the recapture, the Company paid a fee of $20 million to MassMutual.

Also effective January 1, 2014, these policies were ceded to an unaffiliated insurance company under a coinsurance agreement. As part of the coinsurance agreement, the Company ceded reserves of approximately $324 million and recorded a ceding commission of approximately $39 million.

No additional events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2013 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company, FSB

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MMC Equipment Finance LLC

CB – Apts, LLC

CV Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Investment Advisers, LLC

MML Strategic Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual International LLC

MML Investors Services, LLC

MML Realty Management Corporation

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

MM Asset Management Holding LLC

MM Rothesay Holdco US LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

Babson Capital Finance LLC

Cornerstone Global Real Estate LP

Cornerstone Hotel Income & Equity Fund II LP

Subsidiary of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies

Group, Inc.)

580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Summary	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2013	$13,068,728.02	$-	$13,068,728.02	$12,446,802.54	$(621,925.48)	$12,446,802.54	$13,075,121.87
September 30, 2013	8,777,769.26	-	8,777,769.26	8,640,444.44	(137,324.82)	8,640,444.44	8,226,635.01
June 30, 2013	11,479,347.45	-	11,479,347.45	11,079,157.68	(400,189.77)	11,079,157.68	10,139,599.32
March 31, 2013	15,334,535.05	-	15,334,535.05	14,970,375.96	(364,159.09)	14,970,375.96	14,135,121.66
December 31, 2012	31,785,329.35	-	31,785,329.35	30,443,342.37	(1,341,986.98)	30,443,342.37	27,669,976.79
September 30, 2012	67,270,430.45	-	67,270,430.45	65,265,347.34	(2,005,083.11)	65,265,347.34	57,019,261.58
June 30, 2012	70,455,899.87	-	70,455,899.87	69,041,733.13	(1,414,166.74)	69,041,733.13	55,143,333.36
March 31, 2012	87,853,178.35	-	87,853,178.35	85,053,001.11	(2,800,177.24)	85,053,001.11	67,243,938.01
December 31, 2011	90,342,741.95	-	90,342,741.95	87,759,853.27	(2,582,888.68)	87,759,853.27	61,663,658.75
September 30, 2011	62,166,554.35	-	62,166,554.35	60,544,908.62	(1,621,645.73)	60,544,908.62	45,284,653.78
June 30, 2011	80,582,826.88	-	80,582,826.88	76,857,392.88	(3,725,434.00)	76,857,392.88	60,286,999.44
March 31, 2011	87,925,923.39	-	87,925,923.39	85,768,903.43	(2,157,019.96)	85,768,903.43	65,285,429.38
December 31, 2010	78,922,236.87	-	78,922,236.87	77,329,040.51	(1,593,196.36)	77,329,040.51	57,284,607.12
September 30, 2010	75,579,157.67	-	75,579,157.67	73,844,794.15	(1,734,363.52)	73,844,794.15	53,531,682.15
June 30, 2010	106,701,990.11	-	106,701,990.11	104,920,573.41	(1,781,416.70)	104,920,573.41	77,297,240.58
March 31, 2010	117,247,144.97	-	117,247,144.97	110,848,178.13	(6,398,966.84)	110,848,178.13	81,512,592.53
December 31, 2009	94,759,892.12	-	94,759,892.12	91,319,792.71	(3,440,099.41)	91,319,792.71	61,154,481.79
September 30, 2009	203,672,078.15	(2,299,536.69)	201,372,541.46	193,090,827.77	(8,281,713.69)	193,090,827.77	124,234,344.38
Totals		$(2,299,536.69)			$(42,401,758.12)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2013.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07389VAA5	$86,589.25	$-	$86,589.25	$79,901.35	$(6,687.90)	$79,901.35	$85,079.49
125435AA5	162,649.27	-	162,649.27	161,296.97	(1,352.30)	161,296.97	152,990.87
12669UBB5	29,105.76	-	29,105.76	19,341.50	(9,764.26)	19,341.50	26,617.66
36298XAB8	2,609,382.40	-	2,609,382.40	2,302,814.95	(306,567.45)	2,302,814.95	2,552,693.53
61750MAB1	2,437.75	-	2,437.75	2,133.96	(303.79)	2,133.96	1,921.06
65106FAG7	5,373.08	-	5,373.08	4,779.95	(593.13)	4,779.95	6,886.20
77277LAF4	4,075,066.76	-	4,075,066.76	3,924,425.95	(150,640.81)	3,924,425.95	4,240,117.50
77277LAH0	202,874.56	-	202,874.56	195,500.98	(7,373.58)	195,500.98	408,154.40
77277LAJ6	2,872,597.67	-	2,872,597.67	2,768,562.09	(104,035.58)	2,768,562.09	2,668,171.50
86359DMC8	3,022,651.52	-	3,022,651.52	2,988,044.84	(34,606.68)	2,988,044.84	2,932,489.66
Totals	$13,068,728.02	$-	$13,068,728.02	$12,446,802.54	$(621,925.48)	$12,446,802.54	$13,075,121.87

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2013.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
04544TAB7	$6,996.93	$-	$6,996.93	$1,451.92	$(5,545.01)	$1,451.92	$4,314.14
05948JAA0	29,624.78	-	29,624.78	29,172.13	(452.65)	29,172.13	27,664.02
12479DAC2	476,707.27	-	476,707.27	422,379.00	(54,328.27)	422,379.00	366,968.70
1248MPAC8	775,370.00	-	775,370.00	768,995.00	(6,375.00)	768,995.00	668,683.95
45667WAC2	30.94	-	30.94	24.02	(6.92)	24.02	13.94
65106FAB8	270,067.77	-	270,067.77	267,883.38	(2,184.39)	267,883.38	266,840.10
77277LAF4	4,114,409.37	-	4,114,409.37	4,075,066.75	(39,342.62)	4,075,066.75	3,994,351.20
77277LAH0	204,793.72	-	204,793.72	202,874.57	(1,919.15)	202,874.57	384,280.40
77277LAJ6	2,899,768.48	-	2,899,768.48	2,872,597.67	(27,170.81)	2,872,597.67	2,513,518.56
Totals	$8,777,769.26	$-	$8,777,769.26	$8,640,444.44	$(137,324.82)	$8,640,444.44	$8,226,635.01

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2013.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$88,438.65	$-	$88,438.65	$87,991.64	$(447.01)	$87,991.64	$78,561.26
004448AC0	39,288.16	-	39,288.16	33,006.70	(6,281.46)	33,006.70	28,880.87
07325YAB4	164,726.47	-	164,726.47	161,168.48	(3,557.99)	161,168.48	111,684.09
1248MPAB0	498,995.58	-	498,995.58	478,900.00	(20,095.58)	478,900.00	445,505.30
1248MPAC8	805,205.00	-	805,205.00	775,370.00	(29,835.00)	775,370.00	665,128.40
1248MPAH7	1,239.85	-	1,239.85	1.59	(1,238.26)	1.59	46,156.60
125435AA5	178,487.71	-	178,487.71	175,989.14	(2,498.57)	175,989.14	165,283.83
12668AAY1	209.64	-	209.64	151.65	(57.99)	151.65	78.57
12669GKH3	893,428.60	-	893,428.60	745,273.43	(148,155.17)	745,273.43	874,539.13
362341L49	295,764.34	-	295,764.34	291,614.37	(4,149.97)	291,614.37	242,599.20
39538WHF8	825,354.38	-	825,354.38	825,045.45	(308.93)	825,045.45	761,801.03
41161PSK0	272,467.62	-	272,467.62	264,579.82	(7,887.80)	264,579.82	252,858.83
61750MAB1	3,172.44	-	3,172.44	3,043.85	(128.59)	3,043.85	2,551.62
77277LAF4	4,212,765.91	-	4,212,765.91	4,114,409.37	(98,356.54)	4,114,409.37	3,732,435.00
77277LAH0	209,591.60	-	209,591.60	204,793.72	(4,797.88)	204,793.72	358,938.00
77277LAJ6	2,967,337.98	-	2,967,337.98	2,899,768.48	(67,569.50)	2,899,768.48	2,348,703.00
86359ACD3	22,873.52	-	22,873.52	18,049.99	(4,823.53)	18,049.99	23,894.59
Totals	$11,479,347.45	$-	$11,479,347.45	$11,079,157.68	$(400,189.77)	$11,079,157.68	$10,139,599.32

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2013.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$92,733.10	$-	$92,733.10	$91,332.54	$(1,400.56)	$91,332.54	$83,833.93
02147DAV3	407.43	-	407.43	279.18	(128.25)	279.18	156.50
02660TGS6	473,780.34	-	473,780.34	462,413.13	(11,367.21)	462,413.13	448,072.71
05946XYP2	46,229.88	-	46,229.88	45,323.19	(906.69)	45,323.19	43,181.51
05948JAA0	30,232.31	-	30,232.31	30,045.29	(187.02)	30,045.29	28,710.59
1248MPAC8	848,861.97	-	848,861.97	805,205.00	(43,656.97)	805,205.00	669,539.05

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
1248MPAH7	17,960.88	-	17,960.88	1,258.97	(16,701.91)	1,258.97	34,055.41
12667GME0	1,252,222.53	-	1,252,222.53	1,238,886.59	(13,335.94)	1,238,886.59	1,226,226.05
12668A4B8	587,500.39	-	587,500.39	571,040.33	(16,460.06)	571,040.33	566,165.93
126694YM4	157,412.20	-	157,412.20	157,234.47	(177.73)	157,234.47	153,465.22
22546NAV6	177,409.38	-	177,409.38	30,494.70	(146,914.68)	30,494.70	30,489.45
23332UDU5	1,377,991.90	-	1,377,991.90	1,355,791.54	(22,200.36)	1,355,791.54	1,359,456.05
362341L49	304,759.04	-	304,759.04	301,516.25	(3,242.79)	301,516.25	248,726.38
39538WHF8	2,151,597.12	-	2,151,597.12	2,137,142.37	(14,454.75)	2,137,142.37	2,001,608.85
39539GAA0	285,614.79	-	285,614.79	278,248.08	(7,366.71)	278,248.08	282,603.84
41164LAB5	670,601.37	-	670,601.37	665,689.23	(4,912.14)	665,689.23	648,952.54
43739EBJ5	596,453.91	-	596,453.91	590,144.46	(6,309.45)	590,144.46	553,194.85
45660LKW8	2,088,087.21	-	2,088,087.21	2,081,420.02	(6,667.19)	2,081,420.02	1,832,185.74
45660LYW3	161,854.83	-	161,854.83	156,222.27	(5,632.56)	156,222.27	150,929.18
466247XE8	368,268.94	-	368,268.94	364,529.38	(3,739.56)	364,529.38	344,377.73
525221GM3	144,621.39	-	144,621.39	141,728.72	(2,892.67)	141,728.72	137,282.90
525221HA8	1,181,242.68	-	1,181,242.68	1,171,865.55	(9,377.13)	1,171,865.55	1,044,506.16
576433G42	263,900.73	-	263,900.73	261,704.96	(2,195.77)	261,704.96	261,860.77
59024UAB7	81,444.91	-	81,444.91	79,864.10	(1,580.81)	79,864.10	80,583.05
61750MAB1	3,441.52	-	3,441.52	3,408.02	(33.50)	3,408.02	3,106.48
65106FAB8	292,481.57	-	292,481.57	290,683.21	(1,798.36)	290,683.21	290,975.46
86359ACE1	5,770.83	-	5,770.83	1,649.59	(4,121.24)	1,649.59	5,379.13
86359LRW1	988,474.02	-	988,474.02	977,166.79	(11,307.23)	977,166.79	944,150.61
86363DAA9	683,177.88	-	683,177.88	678,088.03	(5,089.85)	678,088.03	661,345.59
Totals	$15,334,535.05	$-	$15,334,535.05	$14,970,375.96	$(364,159.09)	$14,970,375.96	$14,135,121.66

FF-72	LA2046

PART C

OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(a) Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2013

Statements of Operations and Changes in Net Assets for the years ended December 31, 2013 and 2012

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2013 and 2012

Statutory Statements of Income for the years ended December 31, 2013, 2012 and 2011

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2013, 2012 and 2011

Statutory Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011

Notes to Statutory Financial Statements

(b) Exhibits

Exhibit 1

Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-61679, filed on April 27, 1998.

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

(ii) Underwriting and Servicing Agreement, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

(iii) Insurance Products Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.

(iv) Amendment for Insurance Product Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed April 29, 2009.

(v) Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and C.M. Life Insurance Company on behalf of the following separate accounts: C.M. Multi-Account A; Panorama Plus Separate Account; C.M. Life Variable Life Separate Account I – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement (File No. 333-49457) filed April 28, 2014

Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payments, incorporated by reference to Initial Registration Statement No. 333-95845, filed on February 1, 2000.

Exhibit 5	Form of Application Form, incorporated by reference to Initial Registration Statement No. 333-95845, filed on February 1, 2000.

Exhibit 6	(i) Copy of Articles of Incorporation of the Company, incorporated by reference to Post Effective Amendment No. 3 to Registration Statement No. 033-91072, filed on April 24, 1998.

(ii) Copy of the Bylaws of the Company, incorporated by reference to Post Effective Amendment No. 3 to Registration Statement No. 033-91072, filed on April 24, 1998.

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

AIM Variable Insurance Funds, Inc. Participation Agreement, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on April 24, 2006.

AIM Variable Insurance Funds, Inc. Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 033-61679, filed April 25, 2012.

Fidelity Variable Insurance Products Fund II Participation Agreement dated May 1, 1998, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Products Fund II Amendment effective as of May 1, 1998 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Products Fund II Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Fund II Letter of Consent and Amendment dated May 1, 2007 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Summary Prospectus Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed April 25, 2012.

ING Participation Agreement dated April 26, 2006, incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement (File No. 033-61679) filed on or about April 28, 2014

ING Amendment dated January 17, 2014 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement (File No. 033-61679) filed on or about April 28, 2014

MML Series Investment Fund Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement No. 002-39334, filed on August 22, 2007.

MML Series Investment Fund First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement No. 002-39334, filed on March 2, 2011.

MML Series Investment Fund Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement No. 002-39334, filed on March 2, 2011.

MML Series Investment Fund Fifth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement No. 002-39334, filed March 1, 2013.

MML Series Investment Fund Sixth Amendment dated April 1, 2014 to Participation Agreement – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement (File No. 333-150916) filed on or about April 28, 2014

MML Series Investment Fund II Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-122804, filed on April 30, 2008.

MML Series Investment Fund II First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund II Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund II Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fifth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed April 25, 2012.

MML Series Investment Fund II Sixth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement No. 333-122804, filed March 1, 2013.

MML Series Investment Fund II Seventh Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement No. 333-122804, filed March 1, 2013.

MML Series Investment Fund II Eighth Amendment dated April 1, 2014 to Participation Agreement – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement (File No. 333-150916) filed on or about April 28, 2014

Oppenheimer Variable Account Funds Participation Agreement dated May 1, 2006, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Oppenheimer Variable Account Funds Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on April 28, 2009.

Oppenheimer Variable Account Funds Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-150916, filed on April 27, 2010.

Oppenheimer Variable Account Funds Amendment No. 3 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed April 25, 2012.

Oppenheimer Variable Account Funds Amendment No. 4 dated April 1, 2014 to Participation Agreement – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement (File No. 333-150916) filed on or about April 28, 2014

PIMCO Participation Agreement dated as of April 21, 2006, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

PIMCO Amendment No. 1 to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

PIMCO Variable Insurance Trust Termination, New Agreements and Amendments (11/10/2010) to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed April 25, 2012.

PIMCO Amendment effective as of May 1, 2011 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed April 25, 2012.

(b) Rule 22c-2 Agreements, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed April 25, 2007.

AIM Variable Insurance Funds
Fidelity Variable Insurance Products Fund
ING Variable Products Trust
MML Series Investment Fund
MML Series Investment Fund II
Oppenheimer Variable Account Funds
PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel, incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement No. 333-95845, filed April 28, 2010.

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP.*

(ii) Powers of Attorney

Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 033-61679, filed April 25, 2012 for:
Gregory Deavens

Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-80991, filed April 28, 2010 for:
Roger W. Crandall Mark Roellig Michael R. Fanning Michael T. Rollings Norman A. Smith

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.
*	Filed herewith.

Item 25. Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	Michael R. Fanning, Director, and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors, as referenced above):

Gregory Deavens, Senior Vice President and Controller (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Todd Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Christine C. Peaslee, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement (File No. 333-150916) filed on or about April 28, 2014.

Item 27. Number Of Contract Owners

As of March 3, 2014, the number of contract owners was 19,236.

Item 28. Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 29. Principal Underwriters

(a) MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MSD and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II,

(b) MSD and MMLIS are the principal underwriters for the contracts. Prior to April 1, 2014, MML Distributors, LLC (“MML Distributors”) served as a principal underwriter of the contracts offered pursuant to this registration statement and sold by registered representatives of the other broker-dealers with whom it had entered into distribution agreements (“Distribution Agreements”). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these contracts. The following people are officers and directors of MSD, and officers and directors of MMLIS:

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Benson, Wendy	Director and President	*

Cyboron, Todd	Chief Technology Officer	*

Duch, Edward K. III	Assistant Secretary	*

Hall, Nathan L.	Chief Financial Officer and Treasurer	*

Morton, Mario	Registration Manager	*

Rollings, Michael	Director	*

Rosenthal, Robert S.	Chief Legal Officer, Secretary and Vice President	*

Scanlon, Susan	Chief Compliance Officer and Vice President	*

Vaccaro, John A.	Director, Chairman of the Board, Chief Executive Officer	*

Ward Chicares, Elizabeth	Director	*

Dana Tatro	Variable Annuity Product Distribution Officer	*

Craig Waddington	Variable Life Product Distribution Officer	*

*	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer and AML Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President,	*

Kenneth M. Rickson	Field Risk Officer	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kristin Costanzo	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Joseph Sparacio	Senior Regional Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Senior Regional Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Regional Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

David Cove	Regional Assistant Vice President	*

Kevin DeGray	Regional Assistant Vice President	*

Nicholas DeLuca	Regional Assistant Vice President	9830 Granite Peak Trail Scottsdale, AZ 85262

David Hardy	Regional Assistant Vice President	*

Donald Helmes	Regional Assistant Vice President	*

Courtney Munoz	Regional Assistant Vice President	*

John Rogan	Regional Assistant Vice President	*

Michael Rollings	Board Member	*

Elizabeth Ward Chicares	Board Member	*

Dana Tatro	Variable Annuity Product Distribution Officer	*

Craig Waddington	Variable Life Product Distribution Officer	*

Richard Lassow	Executive Benefits Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

c.  For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution and Administration” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

a.  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c.  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d.  C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 15 to Registration Statement No. 333-95845 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts, on April 25, 2014.

C.M. MULTI-ACCOUNT A

(Registrant)

C.M. LIFE INSURANCE COMPANY

(Depositor)

    ROGER W. CRANDALL*

By:

Roger W. Crandall

President and Chief Executive Officer

(principal executive officer)

C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL*	Director, President and Chief Executive Officer (principal executive officer)	April 25, 2014
Roger W. Crandall

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 25, 2014
Michael T. Rollings

GREGORY DEAVENS*	Controller (principal accounting officer)	April 25, 2014
Gregory Deavens

MARK ROELLIG*	Director	April 25, 2014
Mark Roellig

MICHAEL R. FANNING*	Director	April 25, 2014
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 25, 2014
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP